As filed with the SEC on April 11, 2016 .	Registration No. 033-20000
Registration No. 811-05466

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 39

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 65
_____________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2016 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ______________pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2016

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• PSF Conservative Balanced • PSF Diversified Bond • PSF Equity • PSF Flexible Managed • PSF Global	• PSF Government Income • PSF High Yield Bond • PSF Jennison • PSF Money Market	• PSF Natural Resources • PSF Small Capitalization Stock • PSF Stock Index • PSF Value
•	Invest in the Fixed Rate Option, also referred to as “fixed investment option,” which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

In compliance with US law, Prudential delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

                                                                                                    Page
SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	5
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT,
AND THE SERIES FUND	11
CHARGES AND EXPENSES	15
PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
OTHER GENERAL CONTRACT PROVISIONS	19
RIDERS	20
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21
PREMIUMS	21
DEATH BENEFITS	25
CONTRACT VALUES	27
LAPSE AND REINSTATEMENT	30
TAXES	31
DISTRIBUTION AND COMPENSATION	34
LEGAL PROCEEDINGS	35
FINANCIAL STATEMENTS	35
ADDITIONAL INFORMATION	35
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 1
PSF Diversified Bond Portfolio	Appendix 2
PSF Equity Portfolio	Appendix 3
PSF Flexible Managed Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF High Yield Bond Portfolio	Appendix 7
PSF Jennison Portfolio	Appendix 8
PSF Money Market Portfolio	Appendix 9
PSF Natural Resources Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12
PSF Value Portfolio	Appendix 13

Prudential Variable Contract Real Property Account	Appendix 14

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the  Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)

Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
	Monthly	From $0.06 to $0.37 _____________ $0.23(3)
Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.01 to $0.31 _____________ $0.07(3)

Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)
Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charges given are representative for issues after 1997.  Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(4)	The daily charge is based on the effective annual rate shown.
(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider.  The percentage varies based on underwriting class.  For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.34%	0.82%

(1)	Total Annual operating expense for Real Property Partnership is 6.36%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in all states.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  However, it is possible, that the Contract Fund may grow to the point where we  may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
 We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly.  We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS, and Tax Treatment of Contract Benefits.  Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Prudential Variable Appreciable Account and the Allocation of Premiums sections.

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.

We may add additional Variable Investment Options in the future.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.   See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal in an amount up to $15.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt.  The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal in an amount up to $15.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount of insurance.  However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Prudential representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature.  Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.  Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a Separate Account, the Prudential Variable Appreciable Account (the “Account” or the "Registrant"), to hold the assets that are associated with the Contracts.  The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Prudential's other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Prudential is the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Prudential will transfer capital contributions and earned fees and charges to our general account.  Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

This Contract offers only Funds managed by Prudential Investments LLC, an affiliated company of Prudential  (“Affiliated Funds”). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over other funds sponsored and advised by companies not affiliated with Prudential.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Contract. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund Value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds for inclusion as investment options under this Contract in Prudential’s role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

The Series Fund has separate prospectuses for each fund that are provided with this prospectus.  You should read the Series Fund prospectuses before you decide to allocate assets to the Portfolios.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Portfolios will be met.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
Prudential Series Fund – Class 1 Shares
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM, Inc.; Quantitative Management Associates LLC

Variable Investment Option	Investment Objective Summary	Subadviser
Prudential Series Fund – Class 1 Shares
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM, Inc.
PSF Equity Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM, Inc.; Quantitative Management Associates LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM, Inc.
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM, Inc.
PSF Jennison Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM, Inc.
PSF Natural Resources Portfolio	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	Quantitative Management Associates LLC
PSF Stock Index Portfolio	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio	Seeks capital appreciation.	Jennison Associates LLC

As an investment adviser, Prudential Investments LLC charges the Series Fund a daily investment management fee as compensation for its services.  Prudential Investments LLC pays each subadviser out of the fee that Prudential Investments LLC receives from the Series Fund.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.

We receive administrative services payments which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.05% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.  Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Fund that require a vote of shareholders.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Prudential's general account.  The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.  Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option.  There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will vary by state and locality.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment.  That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).

The second part is a charge for federal income taxes measured by premiums.  The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991.  We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year.  The required amortization period is 10 years.  This charge is intended to recover this increased tax.  See Company Taxes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  The charge is equal to 0.5% of the "primary annual premium”.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund.  The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age.  At present this sales charge is made only during the first five Contract Years or five years after an increase.  However, Prudential reserves the right to make this charge in all Contract Years.  To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.

The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates vary by Face Amount and Contract duration, as well as the issue age, sex, and underwriting class of the insured.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount of insurance.  This charge also applies to  increases in the Face Amount of insurance.  Thus, for a Contract with a $75,000 Face Amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month.  The current charge for Contracts with Face Amounts greater than $100,000 is lower.  The $0.03 per $1,000 of the Face Amount of insurance is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%.  For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period.  Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge.  See Monthly Deductions from Contract Fund.  In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary.  Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law.  Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the Face Amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract.  The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission.  The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums.  If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the Face Amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records.  However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a Withdrawal fee in an amount up to $15 for each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in Good Order.  We may ask you to send us the Contract to be endorsed.  Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request.  We may ask you to send us the Contract to be endorsed.  If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS
Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  A Prudential representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.  All riders were only available at Contract issuance, except as noted.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium.  The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Prudential representative can explain these extra benefits further.  Samples of the provisions are available from Prudential upon written request.

Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  This rider may be added after Contract issuance, subject to our underwriting requirements.

Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Prudential representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.

The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale.  Generally, the Contract was issued on insureds below the age of 81.  You could have applied for a minimum initial guaranteed Death Benefit of $75,000; however, higher minimums applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21.  Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts.  The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”).  The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned.  We will tell you what your second Scheduled Premium amount will be.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Prudential will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased.  Some riders provide additional term insurance in a stated amount that does not vary with investment experience.  One of these “term riders” also allows you to choose different insurance amounts in different years.  For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium.  Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider.  After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.

You may choose a level premium option.  In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid  within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25.  Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months.  If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday.  The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Processing and Valuing Transactions

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

·	trading on the NYSE is restricted;
·	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
·	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)  With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount.  You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office.  Allocation changes may generally be made by mail, phone, fax, or website.  Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.  See Assignment..  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  Transfers may generally be made by mail, phone, fax, or website.  Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).  Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Prudential representative can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Prudential representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change by sending us a request in Good Order to our Service Office;
(2) the amount of the increase in the Face Amount  must be at least $25,000;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) you must pay an appropriate premium at the time of the increase;
(6) we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts.  A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract.  At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit.  That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase.  Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit.  A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract.  A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter.  Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later.  Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be re-calculated as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured’s Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan.  The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time.  You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract.  The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2015 ranged from 3.84% to 4.62%.

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options.  The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

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While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in Good Order at our Service Office.
(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund Value for the new Face Amount.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)	You may make no more than four withdrawals in each Contract Year.

There is an administrative processing for each withdrawal in an amount up to $15.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.  Please refer to your Contract for exact dates.  For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period.  You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

        Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance.  This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance.  It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan.  Upon request, we will tell you what the amount of insurance will be.  Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value.  It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised.  See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract's investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.     We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan.  See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Company Taxes

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of the operations of Prudential.  Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991.  There is no charge for federal income taxes for Contracts issued prior to June 17, 1991.  See Taxes Attributable to Premiums.  We periodically review the question of a charge to the Account for Prudential’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Pruco Securities’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by Prudential.  The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.  Pruco Securities received gross distribution revenue for its variable life insurance products of $97,551,382 in 2015, $81,216,863 in 2014, and $58,142,132 in 2013.  Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives.  Pruco Securities retained compensation of $2,464,259 in 2015, $2,359,868 in 2014, and $2,192,800 in 2013. Pruco Securities offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2015) that received payment or accrued a payment amount with respect to variable product business during 2015 may be found in the Statement of Additional Information.  The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2015 were $1.00 and $9,388,927, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Prudential Insurance Company of America establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Prudential Insurance Company of America reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Pruco Securities to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

Prudential's audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Contract Owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Cyber Security Risks

We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.  Also referred to in the Contract as “fixed investment option.”

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About Prudential’s Variable Appreciable Life®
_________________________________________________

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000.  The SAI contains additional information about the Prudential Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-05466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2016.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
Cyber Security	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	6

EXPERTS	8

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Yield	9

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a stock life insurance company founded on October 13, 1875 under the laws of the state of New Jersey.  Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential.  However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). TransCentra received $1,620,970 in 2015, $1,718,271 in 2014, and $1,857,429 in 2013 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs.  Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

1

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us.  Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract.  Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against.  Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

2

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium received in Good Order.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance.  However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit.  If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.

The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

3

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86

Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unScheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the Death Benefit will vary with investment experience.  Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher).  Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  The Tabular Contract Fund Value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract Debt.

Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value.  Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit.  Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)	the guaranteed minimum Death Benefit; and
(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts.  The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly.  Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables.  Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

4

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Pruco Securities”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses.  Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis.  Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

5

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2015) that received payment or accrued a payment amount with respect to variable product business during 2015.  The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2015 were $1.00 and $9,388,927, respectively.

Name of Firms:

1st Global Capital Corporation,  1st Global Ins Svs Inc, 1st Global Insurance Agency of MA Inc, 3 Mark Equities Inc (J Clay), Agency Services of AR Inc,  Allstate Financial Services LLC, American General Ins Agcy Inc, American Express Ins Agency of MA Inc, American Express Ins Agency of TX, American Express Ins Agency of TX Inc, American General Ins Agcy Inc, American General Ins Agency Inc, American Independent Securities Group LLC, American Investors Co, American Portfolios Fin Svcs Inc, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Ameritas Investment Corporation, Aon Consulting Inc, Arlington Securities Inc , Arque Capital Ltd, Arvest Insurance Inc, Associated Securities Corp, Associates Diversified Brokerage Inc, Ausdal Financial Partners Inc, Avisen Securities Inc, Axa Network LLC, Ayco Services Ins Agcy Inc (K Oster),  Baird Insurance Services, Baird Insurance Services Inc,  Baird Insurance Services Incorporated, BB& T Insurance Services Inc,  BB & T Investments Services Inc, BBVA Compass Insurance Agency Inc,  BCG Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Fin Svcs Inc, Berthel Fisher & Co Financial Services I, Berthel Fisher & Company Insurance Inc, Bristol Financial Services Inc, Broker Dealer Financial Services, Broker Dealer Financial Services Corp, Broker Dealer Financial Svcs Corp, Brokers International Financial Services, Brooklight Place Securities Inc, Cabot Lodge Securities LLC, Cadaret Grant & Co Inc, Cadaret Grant and Co Inc, Cadaret Grant and Co Inc, (B Ullman) , Cadaret Grant Ins Agency of Ohio Inc, Calton & Associates Inc, Cambridge Investment Research Inc, Capital Financial Services Inc, Capital Investment Group Inc (B Long) , Capital Investment Group Inc (J Christian) , Capital Synergy Partners Inc, CBIZ Benefits & Ins Svs Inc, CBIZ Benefits & Insurance Srvcs, CC Services Inc, CCO Investment Services Corp, Centara Capital Securities Inc, Centaurus Financial Inc, Centaurus Texas Inc, Centerre Capital LLC, CES Insurance Agency Inc, CES Insurance Agency of TX Inc, Cetera Advisor Network LLC, Cetera Advisor Networks Insurance Services LLC, Cetera Advisor Networks LLC, Cetera Advisor Networks LLCC, Cetera Advisors Insurance Services LLC, Cetera Advisors LLC, Cetera Financial Specialist LLC, Cetera Financial Specialists LLC, Cetera Financial Specialists LLC, (H Powell) , Cetera Investment Services LLC, Cetera Investment Services LLC (K Hendershot), CFD Investments Inc, Chase Insurance Agency, Chase Insurance Agency Inc, Citigroup Life Agency LLC, Citizens Securities Inc, Clark Consulting Inc, Clark Securities Inc, Client One Securities LLC, CMS Investment Resources LLC, Comerica Insurance Services Inc, Commonwealth Financial Network, Comprehensive Asset Management, Comprehensive Asset Management & Servicing, Comprehensive Asset Management & Servicing Inc, Comprehensive Brokerage Services Inc, Comprehensive Brokerage Svcs (Tilchin) , Coordinated Capital Securities, Coordinated Capital Securities Inc, CPS Financial & Insurance Services Inc, CPS Financial & Insurance Services Inc (A Holden) , Crown Capital Ins Agency of NV Inc, Crown Capital Insurance Agency LLC,  Crown Capital Securities LP, Crown Capital Securities LP (T Burns) , Curtis Insurance LLC, (E Searfoss) , Cuso Financial Services Inc,  Cuso Financial Services LP, Cutter & Company Brokerage Inc, Delta Trust Insurance Agency Inc, Dempsey Fin Network Inc, Dempsey Fin Network Inc (B Hastings) , Edward D Jones & Co LP, Edward Jones & Co Inc, Edward Jones Ins Agcy of CA LLC, Edward Jones Ins Agcy of MA LLC, Edward Jones Ins Agcy of NM LLC, Edward Jones Ins Agcy of OH LLC, Edwin C Blitz Investments Inc, (M Fastert) , Ellen P Radcliffe, Enterprise General Ins Agency Inc,

6

Enterprise Securities Company, Equity Services Inc, Essex Financial Services Inc, Executive Ins Agency Inc, Executive Insurance Agency Inc, Farmers Financial Solutions, FASI of TX Inc, FBL Marketing Services LLC, Fifth Third Insurance Agency Inc, Fifth Third Securities Inc, Financial Planning Consultants, Financial Telesis Inc, Financial West Group, Financial West Investment Group, Fintegra LLC, First Allied Securities, First Allied Securities Inc, First Brokerage America LLC, First Dakota Inc, First Global Ins Svc Inc, First Global Ins Svcs Inc, First Global Ins Svs Inc, First Global Insurance Services Inc, First Heartland Capital Inc, First Heartland Capital Inc (D Hoff), First State Financial Mgmt Inc, FNBB Capital Markets LLC, Foothill Securities Inc, Foresters Equity Services Inc, Forthright Agency of AZ Inc, Forthright Agency of NJ Inc (J Heald), Forthright Agency Of Ohio Inc, Forthright Agency of Ohio Inc (C Bentz), Forthright Ins Agency of MA, Forthright Insurance Agency of MA, Fortune Financial Services Inc, Fortune Financial Services Inc, Fortune Securities Inc, Founders Financial Securities LLC, Founders Financial Securities, LLC, FSC Agency Inc, FSC Securities, FSC Securities Corp, FSC Securities Corporation, Geneos Wealth Management Inc, Girard Securities Inc, Global Link Securities Inc, Globalink Securities Inc, Gradient Securities LLC, Guardian Inv Svs Corp, GWN Securities Inc, H Beck Inc, H D Vest Insurance Agency LLC, H&R Block Financial Advisors Inc, Hancock Securities Group LLC, Hantz Agency LLC, Hantz Financial Services Inc, Harbor Financial Services LLC, Harbour Investments Inc, HD Vest Investment Securities Inc, Heartland Investment Associates Inc, Hereford Insurance Agency Inc, Herndon Plant Oakley Ins Agcy LLC (C Yochem), Hightower Securities LLC, Horan Securities Inc, Hornor Townsend & Kent, Hornor Townsend & Kent Inc, Hornor Townsend & Kent Inc (J Carman), Huntington Investment Company, Huntleigh Securities Corp (K Jackson) ,HWG Ins Agency Inc, HWG Ins Agency Inc (G Hood) , HWG Ins Agency Inc (J Manley), IBN Financial Services Inc, ICC Insurance Agcy Inc, ICC Insurance Agency Inc, ICC Southwest Ins Agency Inc, IFS Securities Inc, IMS Insurance Agency Inc, IMS Insurance Agency Inc (T Badar), IMS Securities Inc, Independent Financial Group Inc, Independent Financial Group LLC, Independent Financial Grp Inc, Innovation Partners LLC, Intercontinental Agency LLC, Interlink Securities Corp, Intersecurities Insurance Agency, Intersecurities Insurance Agency Inc, Intervest International Inc, Intervest Internat'l Equities Corp, Intervest Internat'l Equities Corp (W Chernekoff), Invest Fin Corp Ins Agcy Inc of lL, Invest Financial Corp, Invest Financial Corp  Agency of IL, Invest Financial Corporation, Invest Financial Corporation Insurance, Investacorp  Inc, Investment Center Inc, Investment Planners Inc, Investment Professionals Inc, Investors Security Company Inc, ISI Insurance Agency Inc (R Simard), J J B Hilliard W L Lyons LLC, J J B Hilliard WI Lyons LLC, J W Cole Financial Inc, J.W. Cole Insurance Services Inc, Janney Montgomery Scott LLC, J J B Hilliard W L Lyons Inc, JW Cole Financial Inc, JW Cole Insurance Services Inc, KCD Financial, KCD Financial Inc, KCD Financial Inc, KCG Securities LLC, KCL Service Company of Texas, Key West Insurance Services Inc, Keycorp  Insurance Agency USA Inc, KFG Enterprises Inc, KMS Financial Services, KMS Financial Services Inc, Kovack Securities Inc, Kovack Securities Inc (R Landers), L M Kohn & Co, La Salle Street Securities Inc, Larson Financial Group LLC, LaSalle St Securities LLC, Leaders Group Inc, Legend Equities Corp, Legend Equities Corporation, LFA Limited Liability Company, LifeMark Securities Corp, LifeMark Securities Corp (A Kalinowski), Lincoln Fin Advisors Corp, Lincoln Financial Advisors Corp, Lincoln Financial Sec Corp, Lincoln Financial Sec Corp (A Gersten) , Lincoln Financial Sec Corp (C Graham), Lincoln Financial Sec Corp (F Prelle Jr) , Lincoln Financial Sec Corp (G Nemec), Lincoln Financial Sec Corp (G Richardson), Lincoln Financial Sec Corp (J Aaron) , Lincoln Financial Sec Corp (J Shkolnick), Lincoln Financial Sec Corp (M Dooley), Lincoln Financial Sec Corp (N Yampol), Lincoln Financial Sec Corp (S Van Wezel) , Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,  Lincoln Investment PLNG Inc,  Lincoln National Ins Assoc Inc, Linsco Private Ledger Ins Assoc Inc, Lion Street Financial LLC,  LPA Insurance Agency Inc,  LPL Financial Corporation, LPL Financial LLC,  LPL Insurance Associates, LSY Inc  DBA American Investors Co,  M Holdings Securities Inc,  M Holdings Securities Inc,  M&T Securities Inc,  Manna Capital Management, Mariner Insurance Resources LLC,  Mark T Sahagian, Marsh Insurance & Investments Corp,  MCG Securities LLC,  Mercap Securities LLC,  Mercer Health & Benefits Administration LLC, Merrill Lynch Life Agcy Inc, Merrill Lynch Life Agency, Merrill Lynch Life Agency Inc, Merrill Lynch Pierce Fenner And Smith, Merrill Lynch Pierce Fenner And Smith Inc, Metlife Securities Inc, M-Financial Securities Marketing Inc, MidAmerica Financial Services Inc, MMC Securities Corp, MML Ins Agcy Inc, MML Ins Agcy Inc (A Coop), MML Ins Agcy Inc, (C Patch), MML Ins Agcy Inc (D Pajak), MML Ins Agcy Inc (F Scruggs), MML Ins Agcy Inc (G Koroghlian), MML Ins Agcy Inc (H Nichols), MML Ins Agcy Inc (H Ok), MML Ins Agcy Inc (J Abel), MML Ins Agcy Inc (J Moody), MML Ins Agcy Inc (J Pellicane), MML Ins Agcy Inc (J Vangilder), MML Ins Agcy Inc (L Holden), MML Ins Agcy Inc (M Damsky), MML Ins Agcy Inc (O Bacque Jr), MML Ins Agcy Inc (P Speece), MML Ins Agcy Inc (P Sullivan), MML Ins Agcy Inc (T McDonald), MML Ins Agency Inc, MML Insurance Agency Inc, MML Investors Services Inc, MML Investors Services LLC, MML Investors Services Inc, Money Concepts Capital, Money Concepts Capital Corp, Morgan Stanley Dean Witter Ins Svcs Inc, Morgan Stanley Insurance Services Inc, Morgan Stanley Insurance Services, Morgan Stanley Insurance Services Inc, Morgan Stanley Smith Barney, MSC of TX Inc,  MSC of TX Inc (T Dunning), MTL Equity Products Inc,  Mutual Trust Co Of America Securities, MWA Financial Services Inc, MWagia Inc, National Planning Corp, National Planning Corporation, Network Agency Inc, Network Agency Inc (S Klehr-Ottinger), Network Agency Of Ohio Inc, New England Securities Corp, New Penfacs Ins Agency Inc, Newport Group Sec Inc, Newport Group Securities Inc, Next Financial Group, Next Financial Group Inc, Next Financial Ins Agcy of TX Inc, NFP Advisor Services LLC, NFP Insurance Services Inc, NFP Securities Inc, Niagara International Capital Limited, Nicol Investors Corporation, ,Northland Securities Inc, Northwestern Mutual Invest Svcs, Northwestern Mutual Invest Svcs LLC, Northwestern Mutual Investment Serv, Northwestern Mutual Investment Serv LLC, Northwestern Mutual Investment Services, Northwestern Mutual Investment Services LLC, NPB Financial Group LLC, NPC Insurance Agency Inc, NYLife Insurance Agency Inc, NYLife Securities LLC, NYLink Insurance Agency Inc, O N Equity Sales Company, OBS Brokerage Services Inc, OFG Financial Services Inc, Ohio

7

National Ins Agency Inc, Ohio National Insurance Agcy Inc, Ohio National Insurance Agency Inc, Oneamerica Securities Inc, Oppenheimer Life Agency Limited, Oppenheimer Life Agency Ltd, Oppenheimer Life Agency Ltd (T Ley), Packerland Brokerage Services, Packerland Brokerage Services Inc, Park Avenue Securities, Park Avenue Securities LLC, Parkland Securities LLC, Partners MKTG Svcs of PA Inc, Partners Mktg Svcs of PA Inc (S Spalding-Fardie), PJ Robb Variable Corp, Planning Corp of America, Plus Agency LLC, Preferred Marketing Services Inc (M Rothschild), Preferred Product Network In, Preferred Product Network Inc, Princor Financial Services Corp, Princor Financial Services Corporation, Private Ledger Ins Agcy of OH Inc (P Calfee), Private Ledger Insurance Agcy, Proequities Inc, Prospera Financial Services, Prudential Direct Inc, Purshe Kaplan Sterling Invest Inc, Purshe Kaplan Sterling Investment Inc, Purshe Kaplan Sterling Investments, Purshe Kaplan Sterling Investments Inc, Quest Capital Strategies Inc, Questar Agency Inc, Questar Capital Corporation,  Rab Agency Inc, Raymond James Insurance Group Inc, RBC Capital Markets Corporation, Robert E Wendt, Robert Shor Insurance Associates Inc, Robert T Mann, Robert W Baird & Co Inc, Robert W Baird & Co Incorporated, Royal Alliance Associates Inc, Royal Alliance Ins Agcy of MA Inc, Royal Alliance Ins Agcy of OH Inc (L Waller), Royal Alliance Ins Agency of TX Inc, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial Inc, Saxony Insurance Agency LLC, SBHU Life Agency Inc, SBS Insurance Agency of FL Inc, SBS Insurance Agency of LA Inc, SCF Securities Inc, Securian Financial Services Inc, Securian Financial Svs Inc, Securian Financial Svs Inc (R Levitz), Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc,  SFA Insurance Services Inc, Sigma Financial Corp, Sigma Financial Corp (E Stines), Signal Securities Inc, Signator Financial Services Inc, Signator Insurance Agency Inc, Signator Investors Inc, SII Insurance Agency Inc, SII Investments In, SII Investments Inc, Simmons First Ins Services Inc, Smith Brown & Groover Inc, Sorrento Pacific Financial LLC, Sorrento Pacific Financial LLC (P Kaplan), Southwest Insurance Agency Inc, Spire Insurance Agency LLC, SSI Equity Services Inc, SSN Agency Inc (M Giokas), St Bernard Financial Services Inc, Stanley E Foley, Stanley Laman Group Securities LLC, Stanley Laman Group Securities LLC (W Stanley), Stephens Insurance LLC, Sterne Agee Financial Services Inc, Stifel Nicolaus & Co Inc, Stifel Nicolaus & Company Inc, Summit Brokerage Services, Summit Brokerage Services Inc, Summit Brokerage Services, Inc, Summit Equities Inc, Sunset Financial Services Inc, Taylor Capital Management Inc, TBS Agency Inc, TBS Agency Inc (B Place), TBS Agency Inc (B Weinstein), TFS Securities Inc, Thoroughbred Financial Services LLC,  Trading Services Corp, Transamerica Financial Advisors, Transamerica Financial Advisors Inc, TRG Advisors Inc, Triad Advisors Inc, Triad Insurance Inc, Trustmont Financial Group Inc, UBS Financial Services, UBS Financial Services Inc, UBS Financial Services Ins Agency, UBS Financial Services Ins Agency Inc, UBS Financial Services Ins Agency Inc (J Butcher), UBS Financial Services Ins Agency Inc (S Kirson), UnionBanc Investment Services LLC, United Planners Fin Svcs Of America, United Planners Financial, United Planners Financial Services, Univest Insurance Inc, UPFSA Ins Agency of AZ Inc, UPFSA Insurance Agency of AZ Inc, US Bancorp Investments Inc, USA Financial Securities Corp, USI Securities Inc, Valmark Securities Inc, Valor Insurance Agency Inc, Voya Financial Advisors Inc, Voya Insurance Solutions Inc, VSR Financial Services Inc, VSR Financial Services Inc of Texas Inc, W & R Insurance Agency Inc, W S Griffith Sec Inc (R Plybon) ,Waddell & Reed Inc, Wall Street Financial Group Inc, Wells Fargo Advisors California Ins Agency LLC, Wells Fargo Advisors Ins Agency L, Wells Fargo Advisors Ins Agency LLC, Wells Fargo Advisors Insurance Agency, Wells Fargo Advisors LLC, Wells Fargo Wealth Brokerage Ins Agency, Wells Fargo Wealth Brokerage Ins Agency Inc, Western Equity Group Inc, Western International Securities Inc, Windham Financial Services Inc, Woodbury Fin Services Inc, Woodbury Fin Svcs Inc, Woodbury Financial Agency OH Inc, Woodbury Financial Services Inc, Woodbury Financial Services Inc, World Equity Group Inc, Worth Financial Group Inc, WRP Investments Inc, Zures Co Fin & Ins Svcs (J Baker)

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2015, and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

8

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Money Market Variable Investment Option are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Prudential’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

9

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$109,936,523	$316,574,469	$1,757,666,568	$1,387,152,452	$1,070,189,549
Net Assets	$109,936,523	$316,574,469	$1,757,666,568	$1,387,152,452	$1,070,189,549

NET ASSETS, representing:
Accumulation units	$109,936,523	$316,574,469	$1,757,666,568	$1,387,152,452	$1,070,189,549
	$109,936,523	$316,574,469	$1,757,666,568	$1,387,152,452	$1,070,189,549

Units outstanding	54,607,957	59,976,556	179,339,700	200,373,029	191,948,689

Portfolio shares held	10,993,652	27,220,505	44,531,709	57,918,683	47,479,572
Portfolio net asset value per share	$10.00	$11.63	$39.47	$23.95	$22.54
Investment in portfolio shares, at cost	$109,936,523	$300,467,013	$972,085,716	$904,993,578	$679,590,358

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$1,128	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	836,644	1,930,921	13,209,346	10,727,589	8,307,209
NET INVESTMENT INCOME (LOSS)	(835,516)	(1,930,921)	(13,209,346)	(10,727,589)	(8,307,209)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	295,458	35,791,288	18,336,376	20,093,791
Net change in unrealized gain (loss) on investments	—	(1,372,996)	6,088,596	(3,792,567)	(15,375,950)
NET GAIN (LOSS) ON INVESTMENTS	—	(1,077,538)	41,879,884	14,543,809	4,717,841

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(835,516)	$(3,008,459)	$28,670,538	$3,816,220	$(3,589,368)

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$141,301,869	$1,072,625,795	$608,673,818	$240,743,451	$634,241,611
Net Assets	$141,301,869	$1,072,625,795	$608,673,818	$240,743,451	$634,241,611

NET ASSETS, representing:
Accumulation units	$141,301,869	$1,072,625,795	$608,673,818	$240,743,451	$634,241,611
	$141,301,869	$1,072,625,795	$608,673,818	$240,743,451	$634,241,611

Units outstanding	27,370,994	104,326,530	61,503,319	22,696,091	191,836,604

Portfolio shares held	30,192,707	22,075,032	25,038,002	11,223,471	24,088,174
Portfolio net asset value per share	$4.68	$48.59	$24.31	$21.45	$26.33
Investment in portfolio shares, at cost	$148,100,252	$411,838,212	$405,091,759	$208,214,465	$478,919,348

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,389,768	$21,722,307	$—	$—	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	1,102,835	9,346,310	4,739,608	2,328,097	3,089,416
NET INVESTMENT INCOME (LOSS)	8,286,933	12,375,997	(4,739,608)	(2,328,097)	(3,089,416)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	17,693,785	—	—	—
Net realized gain (loss) on shares redeemed	(533,178)	97,029,919	9,659,748	(3,997,760)	2,671,493
Net change in unrealized gain (loss) on investments	(12,289,939)	(136,196,320)	(64,895,547)	(93,070,726)	16,822,351
NET GAIN (LOSS) ON INVESTMENTS	(12,823,117)	(21,472,616)	(55,235,799)	(97,068,486)	19,493,844

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,536,184)	$(9,096,619)	$(59,975,407)	$(99,396,583)	$16,404,428

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$96,355,736	$721,239,175	$365,484,505	$1,286,359	$4,366,947
Net Assets	$96,355,736	$721,239,175	$365,484,505	$1,286,359	$4,366,947

NET ASSETS, representing:
Accumulation units	$96,355,736	$721,239,175	$365,484,505	$1,286,359	$4,366,947
	$96,355,736	$721,239,175	$365,484,505	$1,286,359	$4,366,947

Units outstanding	23,395,645	132,787,763	54,755,547	810,688	1,621,694

Portfolio shares held	8,029,645	15,837,487	13,566,611	87,686	141,600
Portfolio net asset value per share	$12.00	$45.54	$26.94	$14.67	$30.84
Investment in portfolio shares, at cost	$90,891,287	$290,180,858	$188,144,024	$890,597	$2,651,523

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$12,793	$28,161

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	723,180	5,013,087	2,711,879	8,227	26,740
NET INVESTMENT INCOME (LOSS)	(723,180)	(5,013,087)	(2,711,879)	4,566	1,421

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	25,586	806,346
Net realized gain (loss) on shares redeemed	154,013	11,163,885	8,365,372	6,533	2,306
Net change in unrealized gain (loss) on investments	540,013	64,685,189	(16,727,210)	(54,621)	(607,449)
NET GAIN (LOSS) ON INVESTMENTS	694,026	75,849,074	(8,361,838)	(22,502)	201,203

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(29,154)	$70,835,987	$(11,073,717)	$(17,936)	$202,624

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$3,975,472	$2,988,127	$3,563,079	$106,420	$1,071,554
Net Assets	$3,975,472	$2,988,127	$3,563,079	$106,420	$1,071,554

NET ASSETS, representing:
Accumulation units	$3,975,472	$2,988,127	$3,563,079	$106,420	$1,071,554
	$3,975,472	$2,988,127	$3,563,079	$106,420	$1,071,554

Units outstanding	1,226,415	866,400	1,552,624	52,602	334,616

Portfolio shares held	98,966	337,641	190,539	3,519	92,535
Portfolio net asset value per share	$40.17	$8.85	$18.70	$30.24	$11.58
Investment in portfolio shares, at cost	$1,664,409	$1,870,611	$1,688,984	$60,732	$552,743

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$6,166	$66,379	$—	$496	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	23,612	18,635	33,068	990	8,516
NET INVESTMENT INCOME (LOSS)	(17,446)	47,744	(33,068)	(494)	(8,516)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	214,560	—	—	20,161	—
Net realized gain (loss) on shares redeemed	7,421	17,309	71,311	3,473	39,496
Net change in unrealized gain (loss) on investments	57,204	(205,654)	(273,200)	(18,525)	(59,691)
NET GAIN (LOSS) ON INVESTMENTS	279,185	(188,345)	(201,889)	5,109	(20,195)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$261,739	$(140,601)	$(234,957)	$4,615	$(28,711)

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,568,308	$—	$147,793	$966,417	$355,350
Net Assets	$2,568,308	$—	$147,793	$966,417	$355,350

NET ASSETS, representing:
Accumulation units	$2,568,308	$—	$147,793	$966,417	$355,350
	$2,568,308	$—	$147,793	$966,417	$355,350

Units outstanding	1,448,833	—	8,853	46,664	27,593

Portfolio shares held	418,291	—	4,161	39,494	17,068
Portfolio net asset value per share	$6.14	$—	$35.52	$24.47	$20.82
Investment in portfolio shares, at cost	$1,637,895	$—	$66,692	$519,557	$153,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	4/24/2015 **	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	22,905	2,693	1,133	8,087	3,108
NET INVESTMENT INCOME (LOSS)	(22,905)	(2,693)	(1,133)	(8,087)	(3,108)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,136	430,897	19,809	5,408	8,992
Net change in unrealized gain (loss) on investments	77,246	(318,199)	(4,575)	82,658	(39,563)
NET GAIN (LOSS) ON INVESTMENTS	86,382	112,698	15,234	88,066	(30,571)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$63,477	$110,005	$14,101	$79,979	$(33,679)

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$343,322	$5,308,674	$1,597,887	$985,235	$421,229
Net Assets	$343,322	$5,308,674	$1,597,887	$985,235	$421,229

NET ASSETS, representing:
Accumulation units	$343,322	$5,308,674	$1,597,887	$985,235	$421,229
	$343,322	$5,308,674	$1,597,887	$985,235	$421,229

Units outstanding	18,542	462,950	106,290	64,885	30,789

Portfolio shares held	10,712	423,339	127,119	66,705	30,217
Portfolio net asset value per share	$32.05	$12.54	$12.57	$14.77	$13.94
Investment in portfolio shares, at cost	$167,640	$4,966,477	$1,034,401	$698,624	$327,303

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	2,361	48,222	14,476	8,455	3,118
NET INVESTMENT INCOME (LOSS)	(2,361)	(48,222)	(14,476)	(8,455)	(3,118)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,736	12,968	9,096	179,970	3,978
Net change in unrealized gain (loss) on investments	(8,917)	(127,131)	(18,728)	(164,433)	(2,505)
NET GAIN (LOSS) ON INVESTMENTS	2,819	(114,163)	(9,632)	15,537	1,473

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$458	$(162,385)	$(24,108)	$7,082	$(1,645)

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$851,911	$1,042,403
Net Assets	$851,911	$1,042,403

NET ASSETS, representing:
Accumulation units	$851,911	$1,042,403
	$851,911	$1,042,403

Units outstanding	75,411	114,036

Portfolio shares held	73,188	60,394
Portfolio net asset value per share	$11.64	$17.26
Investment in portfolio shares, at cost	$729,035	$1,138,995

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2015	4/24/2015*
	to	to
	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk and for administration	7,122	5,839
NET INVESTMENT INCOME (LOSS)	(7,122)	(5,839)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	44,773	(1,423)
Net change in unrealized gain (loss) on investments	(63,526)	(96,592)
NET GAIN (LOSS) ON INVESTMENTS	(18,753)	(98,015)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(25,875)	$(103,854)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(835,516)	$(1,930,921)	$(13,209,346)	$(10,727,589)	$(8,307,209)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	295,458	35,791,288	18,336,376	20,093,791
Net change in unrealized gain (loss) on investments	—	(1,372,996)	6,088,596	(3,792,567)	(15,375,950)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(835,516)	(3,008,459)	28,670,538	3,816,220	(3,589,368)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,384,732	11,020,654	72,031,543	59,526,073	47,573,553
Policy loans	(2,319,905)	(3,501,745)	(30,841,998)	(22,663,788)	(15,884,321)
Policy loan repayments and interest	4,353,059	3,849,840	32,654,508	23,593,414	17,191,097
Surrenders, withdrawals and death benefits	(9,845,688)	(9,868,499)	(71,508,837)	(50,424,974)	(37,865,810)
Net transfers between other subaccounts
or fixed rate option	(3,748,459)	78,942,843	(35,715,511)	(20,969,497)	(30,919,352)
Other charges	(4,156,522)	(6,198,571)	(44,521,739)	(37,047,503)	(28,671,804)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,332,783)	74,244,522	(77,902,034)	(47,986,275)	(48,576,637)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,168,299)	71,236,063	(49,231,496)	(44,170,055)	(52,166,005)

NET ASSETS
Beginning of period	118,104,822	245,338,406	1,806,898,064	1,431,322,507	1,122,355,554
End of period	$109,936,523	$316,574,469	$1,757,666,568	$1,387,152,452	$1,070,189,549

Beginning units	58,424,233	46,801,675	188,845,212	207,264,159	200,998,648
Units issued	21,389,155	33,836,774	11,117,672	12,830,306	12,146,572
Units redeemed	(25,205,431)	(20,661,893)	(20,623,184)	(19,721,436)	(21,196,531)
Ending units	54,607,957	59,976,556	179,339,700	200,373,029	191,948,689

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$8,286,933	$12,375,997	$(4,739,608)	$(2,328,097)	$(3,089,416)
Capital gains distributions received	—	17,693,785	—	—	—
Net realized gain (loss) on shares redeemed	(533,178)	97,029,919	9,659,748	(3,997,760)	2,671,493
Net change in unrealized gain (loss) on investments	(12,289,939)	(136,196,320)	(64,895,547)	(93,070,726)	16,822,351

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,536,184)	(9,096,619)	(59,975,407)	(99,396,583)	16,404,428

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,371,621	38,062,208	24,843,292	14,467,011	14,607,920
Policy loans	(2,306,382)	(18,916,072)	(10,548,437)	(6,296,261)	(5,502,855)
Policy loan repayments and interest	2,628,443	18,266,650	11,682,884	8,678,887	5,322,483
Surrenders, withdrawals and death benefits	(6,236,315)	(40,787,544)	(26,169,308)	(17,314,707)	(12,086,119)
Net transfers between other subaccounts
or fixed rate option	(3,945,051)	(360,145,475)	(13,853,904)	(14,658,830)	250,839,402
Other charges	(3,711,261)	(26,551,053)	(15,163,342)	(7,266,718)	(7,363,611)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,198,945)	(390,071,286)	(29,208,815)	(22,390,618)	245,817,220

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,735,129)	(399,167,905)	(89,184,222)	(121,787,201)	262,221,648

NET ASSETS
Beginning of period	153,036,998	1,471,793,700	697,858,040	362,530,652	372,019,963
End of period	$141,301,869	$1,072,625,795	$608,673,818	$240,743,451	$634,241,611

Beginning units	28,722,645	141,168,256	64,261,861	24,340,289	115,456,614
Units issued	2,016,810	39,111,592	3,717,972	2,193,167	167,488,593
Units redeemed	(3,368,461)	(75,953,318)	(6,476,514)	(3,837,365)	(91,108,603)
Ending units	27,370,994	104,326,530	61,503,319	22,696,091	191,836,604

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(723,180)	$(5,013,087)	$(2,711,879)	$4,566	$1,421
Capital gains distributions received	—	—	—	25,586	806,346
Net realized gain (loss) on shares redeemed	154,013	11,163,885	8,365,372	6,533	2,306
Net change in unrealized gain (loss) on investments	540,013	64,685,189	(16,727,210)	(54,621)	(607,449)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(29,154)	70,835,987	(11,073,717)	(17,936)	202,624

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,398,793	28,271,567	12,939,764	113,302	317,415
Policy loans	(1,620,862)	(14,145,709)	(7,217,649)	(70,707)	(157,348)
Policy loan repayments and interest	1,908,182	12,437,143	6,963,297	23,061	39,571
Surrenders, withdrawals and death benefits	(4,287,592)	(30,009,533)	(16,331,368)	(26,833)	(137,525)
Net transfers between other subaccounts
or fixed rate option	(3,415,831)	3,148,145	(5,319,987)	933	(13,281)
Other charges	(2,782,208)	(18,361,540)	(8,987,984)	(76,420)	(222,646)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,799,518)	(18,659,927)	(17,953,927)	(36,664)	(173,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,828,672)	52,176,060	(29,027,644)	(54,600)	28,810

NET ASSETS
Beginning of period	101,184,408	669,063,115	394,512,149	1,340,959	4,338,137
End of period	$96,355,736	$721,239,175	$365,484,505	$1,286,359	$4,366,947

Beginning units	24,541,779	136,352,435	57,344,351	832,490	1,686,961
Units issued	2,251,624	10,999,364	3,534,402	82,338	136,759
Units redeemed	(3,397,758)	(14,564,036)	(6,123,206)	(104,140)	(202,026)
Ending units	23,395,645	132,787,763	54,755,547	810,688	1,621,694

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(17,446)	$47,744	$(33,068)	$(494)	$(8,516)
Capital gains distributions received	214,560	—	—	20,161	—
Net realized gain (loss) on shares redeemed	7,421	17,309	71,311	3,473	39,496
Net change in unrealized gain (loss) on investments	57,204	(205,654)	(273,200)	(18,525)	(59,691)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	261,739	(140,601)	(234,957)	4,615	(28,711)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	242,409	198,981	28,678	—	40,808
Policy loans	(107,244)	(85,063)	(10,453)	—	(66,806)
Policy loan repayments and interest	42,748	28,568	5,068	—	9,065
Surrenders, withdrawals and death benefits	(84,894)	(60,471)	(67,192)	—	(6,355)
Net transfers between other subaccounts
or fixed rate option	(57,375)	(22,759)	8,034	—	58,514
Other charges	(189,400)	(150,899)	(90,017)	(8,217)	(67,788)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(153,756)	(91,643)	(125,882)	(8,217)	(32,562)

TOTAL INCREASE (DECREASE) IN NET ASSETS	107,983	(232,244)	(360,839)	(3,602)	(61,273)

NET ASSETS
Beginning of period	3,867,489	3,220,371	3,923,918	110,022	1,132,827
End of period	$3,975,472	$2,988,127	$3,563,079	$106,420	$1,071,554

Beginning units	1,275,650	892,114	1,604,267	56,635	342,580
Units issued	90,961	65,202	17,693	—	35,288
Units redeemed	(140,196)	(90,916)	(69,336)	(4,033)	(43,252)
Ending units	1,226,415	866,400	1,552,624	52,602	334,616
The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	4/24/2015 **	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(22,905)	$(2,693)	$(1,133)	$(8,087)	$(3,108)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,136	430,897	19,809	5,408	8,992
Net change in unrealized gain (loss) on investments	77,246	(318,199)	(4,575)	82,658	(39,563)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	63,477	110,005	14,101	79,979	(33,679)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,484	9,243	5,700	36,375	7,000
Policy loans	(5,707)	(2,812)	(7,981)	(2,166)	(5,674)
Policy loan repayments and interest	2,260	928	2,341	177	3,798
Surrenders, withdrawals and death benefits	(8,478)	(8,556)	(27,972)	(9,097)	—
Net transfers between other subaccounts
or fixed rate option	4,269	(1,144,236)	(1,269)	12,982	(2,460)
Other charges	(43,468)	(9,755)	(8,383)	(76,732)	(15,345)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(23,640)	(1,155,188)	(37,564)	(38,461)	(12,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,837	(1,045,183)	(23,463)	41,518	(46,360)

NET ASSETS
Beginning of period	2,528,471	1,045,183	171,256	924,899	401,710
End of period	$2,568,308	$—	$147,793	$966,417	$355,350

Beginning units	1,461,697	580,050	11,238	48,553	28,516
Units issued	22,539	13,358	503	2,695	862
Units redeemed	(35,403)	(593,408)	(2,888)	(4,584)	(1,785)
Ending units	1,448,833	—	8,853	46,664	27,593

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,361)	$(48,222)	$(14,476)	$(8,455)	$(3,118)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,736	12,968	9,096	179,970	3,978
Net change in unrealized gain (loss) on investments	(8,917)	(127,131)	(18,728)	(164,433)	(2,505)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	458	(162,385)	(24,108)	7,082	(1,645)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,457	44,044	5,531	264,162	96,597
Policy loans	(7,931)	(5,363)	(4,821)	(534,040)	(843)
Policy loan repayments and interest	1,325	5,382	3,859	20,377	836
Surrenders, withdrawals and death benefits	(79)	(72,480)	(4,721)	(9,648)	(4,235)
Net transfers between other subaccounts
or fixed rate option	17,230	13,762	(17,381)	8,309	(32,114)
Other charges	(12,980)	(90,414)	(27,872)	(248,655)	(59,338)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,022	(105,069)	(45,405)	(499,495)	903

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,480	(267,454)	(69,513)	(492,413)	(742)

NET ASSETS
Beginning of period	331,842	5,576,128	1,667,400	1,477,648	421,971
End of period	$343,322	$5,308,674	$1,597,887	$985,235	$421,229

Beginning units	17,893	471,822	109,227	97,242	30,657
Units issued	3,498	5,359	633	22,047	7,246
Units redeemed	(2,849)	(14,231)	(3,570)	(54,404)	(7,114)
Ending units	18,542	462,950	106,290	64,885	30,789

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2015	4/24/2015*
	to	to
	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(7,122)	$(5,839)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	44,773	(1,423)
Net change in unrealized gain (loss) on investments	(63,526)	(96,592)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(25,875)	(103,854)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,320	27,679
Policy loans	(447)	(4,745)
Policy loan repayments and interest	1,218	2,529
Surrenders, withdrawals and death benefits	(204,488)	(18,463)
Net transfers between other subaccounts
or fixed rate option	(17,413)	1,156,915
Other charges	(48,902)	(17,658)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(218,712)	1,146,257

TOTAL INCREASE (DECREASE) IN NET ASSETS	(244,587)	1,042,403

NET ASSETS
Beginning of period	1,096,498	—
End of period	$851,911	$1,042,403

Beginning units	93,513	—
Units issued	4,843	118,675
Units redeemed	(22,945)	(4,639)
Ending units	75,411	114,036

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(873,031)	$905,458	$(13,032,449)	$(10,472,391)	$(8,237,317)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	(25,637)	26,157,475	14,735,561	13,510,565
Net change in unrealized gain (loss) on investments	—	14,058,690	105,612,083	130,472,465	78,514,378

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(873,031)	14,938,511	118,737,109	134,735,635	83,787,626

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,115,041	10,978,668	74,367,059	60,038,131	47,865,300
Policy loans	(2,403,354)	(3,838,041)	(33,384,975)	(23,223,282)	(16,201,069)
Policy loan repayments and interest	3,577,803	3,546,533	30,335,335	21,515,948	15,968,574
Surrenders, withdrawals and death benefits	(12,312,470)	(10,054,057)	(60,575,430)	(45,261,973)	(33,368,453)
Net transfers between other subaccounts
or fixed rate option	(4,803,136)	(4,437,307)	(25,361,796)	(18,372,075)	(18,814,733)
Other charges	(4,525,677)	(6,497,879)	(46,689,920)	(38,446,348)	(30,139,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(11,351,793)	(10,302,083)	(61,309,727)	(43,749,599)	(34,689,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,224,824)	4,636,428	57,427,382	90,986,036	49,098,066

NET ASSETS
Beginning of period	130,329,646	240,701,978	1,749,470,682	1,340,336,471	1,073,257,488
End of period	$118,104,822	$245,338,406	$1,806,898,064	$1,431,322,507	$1,122,355,554

Beginning units	63,902,949	48,979,250	195,568,033	213,968,589	207,551,106
Units issued	11,956,133	3,815,145	11,704,168	13,279,121	13,474,667
Units redeemed	(17,434,849)	(5,992,720)	(18,426,989)	(19,983,551)	(20,027,125)
Ending units	58,424,233	46,801,675	188,845,212	207,264,159	200,998,648

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$8,410,373	$32,737,910	$(4,877,036)	$(3,505,250)	$(2,522,168)
Capital gains distributions received	—	61,360,546	—	—	—
Net realized gain (loss) on shares redeemed	(137,139)	9,392,444	8,466,155	4,351,353	3,101,628
Net change in unrealized gain (loss) on investments	(5,129,450)	62,307,658	57,177,437	(94,196,519)	8,878,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,143,784	165,798,558	60,766,556	(93,350,416)	9,458,183

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,357,411	43,014,904	25,202,454	14,500,834	13,283,940
Policy loans	(2,535,476)	(19,221,098)	(11,952,700)	(8,581,693)	(5,639,145)
Policy loan repayments and interest	2,559,725	16,882,451	10,362,570	9,431,366	5,063,926
Surrenders, withdrawals and death benefits	(6,176,857)	(37,554,397)	(24,541,793)	(18,602,966)	(11,433,168)
Net transfers between other subaccounts
or fixed rate option	(2,622,669)	(17,870,255)	(9,306,682)	(8,888,050)	(4,449,554)
Other charges	(3,979,541)	(27,315,513)	(16,188,187)	(9,550,505)	(7,583,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(6,397,407)	(42,063,908)	(26,424,338)	(21,691,014)	(10,757,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,253,623)	123,734,650	34,342,218	(115,041,430)	(1,299,255)

NET ASSETS
Beginning of period	156,290,621	1,348,059,050	663,515,822	477,572,082	373,319,218
End of period	$153,036,998	$1,471,793,700	$697,858,040	$362,530,652	$372,019,963

Beginning units	29,882,085	145,836,900	66,899,515	25,485,689	118,832,390
Units issued	2,360,633	7,201,334	4,077,451	1,780,830	6,783,410
Units redeemed	(3,520,073)	(11,869,978)	(6,715,105)	(2,926,230)	(10,159,186)
Ending units	28,722,645	141,168,256	64,261,861	24,340,289	115,456,614

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(376,338)	$(4,556,851)	$(2,693,448)	$6,381	$(16,417)
Capital gains distributions received	—	—	—	7,895	301,143
Net realized gain (loss) on shares redeemed	(81,586)	9,465,962	8,274,943	16,605	2,331,291
Net change in unrealized gain (loss) on investments	5,494,520	52,259,231	11,842,742	(55,328)	(2,087,944)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,036,596	57,168,342	17,424,237	(24,447)	528,073

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,263,172	29,599,162	13,548,360	114,458	341,315
Policy loans	(1,512,075)	(13,229,690)	(7,570,614)	(79,496)	(122,993)
Policy loan repayments and interest	1,863,891	10,184,103	6,511,996	34,369	48,108
Surrenders, withdrawals and death benefits	(4,254,322)	(23,854,127)	(15,106,130)	(54,498)	(5,697,920)
Net transfers between other subaccounts
or fixed rate option	(3,217,400)	(5,612,097)	(8,154,054)	(3,202)	(695)
Other charges	(2,909,887)	(18,247,751)	(9,366,550)	(81,780)	(321,899)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,766,621)	(21,160,400)	(20,136,992)	(70,149)	(5,754,084)

TOTAL INCREASE (DECREASE) IN NET ASSETS	269,975	36,007,942	(2,712,755)	(94,596)	(5,226,011)

NET ASSETS
Beginning of period	100,914,433	633,055,173	397,224,904	1,435,555	9,564,148
End of period	$101,184,408	$669,063,115	$394,512,149	$1,340,959	$4,338,137

Beginning units	25,717,447	140,932,272	60,426,969	874,906	4,177,451
Units issued	2,182,935	10,803,609	4,061,612	91,709	165,012
Units redeemed	(3,358,603)	(15,383,446)	(7,144,230)	(134,125)	(2,655,502)
Ending units	24,541,779	136,352,435	57,344,351	832,490	1,686,961

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(18,485)	$28,858	$(34,914)	$(1,425)	$(9,677)
Capital gains distributions received	246,107	—	—	15,536	—
Net realized gain (loss) on shares redeemed	64,765	6,917	148,920	61,099	115,517
Net change in unrealized gain (loss) on investments	9,519	323,448	37,269	(50,957)	(2,708)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	301,906	359,223	151,275	24,253	103,132

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	262,723	197,945	37,336	—	33,861
Policy loans	(176,272)	(79,821)	(13,107)	—	(11,646)
Policy loan repayments and interest	44,128	35,292	4,997	—	3,634
Surrenders, withdrawals and death benefits	(81,939)	(55,163)	(242,149)	(115,233)	(202,151)
Net transfers between other subaccounts
or fixed rate option	(14,105)	(4,386)	(22,497)	—	1,515
Other charges	(197,769)	(153,823)	(90,477)	(10,761)	(63,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(163,234)	(59,956)	(325,897)	(125,994)	(238,145)

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,672	299,267	(174,622)	(101,741)	(135,013)

NET ASSETS
Beginning of period	3,728,817	2,921,104	4,098,540	211,763	1,267,840
End of period	$3,867,489	$3,220,371	$3,923,918	$110,022	$1,132,827

Beginning units	1,331,906	909,599	1,743,519	121,795	417,805
Units issued	107,688	70,170	20,457	—	12,838
Units redeemed	(163,944)	(87,655)	(159,709)	(65,160)	(88,063)
Ending units	1,275,650	892,114	1,604,267	56,635	342,580

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(23,453)	$(9,788)	$(1,432)	$(7,237)	$(3,309)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,487	64,097	20,389	14,308	24,967
Net change in unrealized gain (loss) on investments	(180,013)	(139,014)	(1,012)	54,129	27,776

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(180,979)	(84,705)	17,945	61,200	49,434

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,860	46,311	5,916	9,245	8,459
Policy loans	(7,463)	(8,999)	(5,751)	(103)	(2,480)
Policy loan repayments and interest	2,259	3,750	2,122	97	1,982
Surrenders, withdrawals and death benefits	(93,272)	(167,939)	(30,336)	(39,943)	(46,027)
Net transfers between other subaccounts
or fixed rate option	1,417	10,211	(2,329)	101,965	(3,437)
Other charges	(39,507)	(31,090)	(9,248)	(61,202)	(18,898)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(110,706)	(147,756)	(39,626)	10,059	(60,401)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(291,685)	(232,461)	(21,681)	71,259	(10,967)

NET ASSETS
Beginning of period	2,820,156	1,277,644	192,937	853,640	412,677
End of period	$2,528,471	$1,045,183	$171,256	$924,899	$401,710

Beginning units	1,524,190	662,290	13,919	48,154	33,073
Units issued	19,312	30,986	557	7,616	1,053
Units redeemed	(81,805)	(113,226)	(3,238)	(7,217)	(5,610)
Ending units	1,461,697	580,050	11,238	48,553	28,516

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,610)	$(49,012)	$(14,252)	$(11,857)	$(3,251)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,552	11,214	2,509	17,022	13,563
Net change in unrealized gain (loss) on investments	(23,764)	219,358	85,941	71,132	11,895

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,178	181,560	74,198	76,297	22,207

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,282	46,507	7,535	176,339	50,581
Policy loans	(3,492)	(3,906)	(1,016)	(4,356)	(780)
Policy loan repayments and interest	2,879	5,549	696	3,436	669
Surrenders, withdrawals and death benefits	(42,059)	(73,240)	(9,059)	(45,132)	(18,290)
Net transfers between other subaccounts
or fixed rate option	(44,231)	16,320	96,225	50,662	—
Other charges	(13,524)	(85,918)	(27,736)	(213,714)	(107,269)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(84,145)	(94,688)	66,645	(32,765)	(75,089)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,967)	86,872	140,843	43,532	(52,882)

NET ASSETS
Beginning of period	404,809	5,489,256	1,526,557	1,434,116	474,853
End of period	$331,842	$5,576,128	$1,667,400	$1,477,648	$421,971

Beginning units	22,531	479,905	104,575	99,704	36,240
Units issued	1,583	5,839	7,228	15,431	3,827
Units redeemed	(6,221)	(13,922)	(2,576)	(17,893)	(9,410)
Ending units	17,893	471,822	109,227	97,242	30,657

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

SUBACCOUNTS
AST BlackRock Global Strategies Portfolio
1/1/2014
to
12/31/2014

OPERATIONS
Net investment income (loss)	$(9,251)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	35,050
Net change in unrealized gain (loss) on investments	21,561

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,360

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	58,444
Policy loans	(1,886)
Policy loan repayments and interest	624
Surrenders, withdrawals and death benefits	(116,040)
Net transfers between other subaccounts
or fixed rate option	(111,823)
Other charges	(78,005)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(248,686)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(201,326)

NET ASSETS
Beginning of period	1,297,824
End of period	$1,096,498

Beginning units	115,365
Units issued	5,176
Units redeemed	(26,928)
Ending units	93,513

The accompanying notes are an integral part of these financial statements.
A 21

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT December 31, 2015

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on August 11, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”), Custom Variable Appreciable Life (“CVAL”), and Prudential Variable Universal Life (“VUL”) contracts (individually a “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options may vary by Contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Money Market Portfolio	Janus Aspen Janus Portfolio (Institutional	AST T. Rowe Price Large-Cap Growth
Prudential Diversified Bond Portfolio	Shares)	Portfolio
Prudential Equity Portfolio (Class I)	MFS Growth Series (Initial Class)	AST Large-Cap Value Portfolio
Prudential Flexible Managed Portfolio	American Century VP Value Fund	AST Small-Cap Growth Portfolio
Prudential Conservative Balanced	(Class I)	AST BlackRock/Loomis Sayles Bond
Portfolio	Prudential SP Small Cap Value Portfolio	Portfolio (formerly AST PIMCO Total
Prudential High Yield Bond Portfolio	(Class I)	Return Bond Portfolio)
Prudential Stock Index Portfolio	Janus Aspen Janus Portfolio	AST Wellington Management Hedged
Prudential Value Portfolio (Class I)	(Service Shares)	Equity Portfolio
Prudential Natural Resources Portfolio	Prudential SP Prudential U.S. Emerging	AST Balanced Asset Allocation Portfolio
(Class I)	Growth Portfolio (Class I)	AST Preservation Asset Allocation
Prudential Global Portfolio	Prudential SP International Growth	Portfolio
Prudential Government Income Portfolio	Portfolio (Class I)	AST BlackRock Global Strategies
Prudential Jennison Portfolio (Class I)	Prudential SP International Value	Portfolio
Prudential Small Capitalization Stock	Portfolio*	AST International Value Portfolio
Portfolio	AST Loomis Sayles Large-Cap Growth
T. Rowe Price International Stock	Portfolio
Portfolio
___________
*Subaccount was no longer available for investment as of December 31, 2015.

A 22

Note 1:	General (continued)

The following table sets forth the date at which a merger took place in the Account along with relevant information pertaining to the merger. The transfer from the old subaccount to the new subaccount is reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfer occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	139,689	61,187
Net asset value per share	$8.27	$18.88
Net assets before merger	$1,155,204	$—
Net assets after merger	$—	$1,155,204
The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions— Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

A 23

Note 3:	Fair Value (continued)

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$24,547,556	$32,716,983
Prudential Diversified Bond Portfolio	87,416,127	15,102,527
Prudential Equity Portfolio (Class I)	8,351,098	99,462,478
Prudential Flexible Managed Portfolio	6,149,704	64,863,569
Prudential Conservative Balanced Portfolio	4,869,077	61,752,924
Prudential High Yield Bond Portfolio	1,545,313	9,847,092
Prudential Stock Index Portfolio	7,180,582	406,598,178
Prudential Value Portfolio (Class I)	2,469,718	36,418,141
Prudential Natural Resources Portfolio (Class I)	3,877,253	28,595,967
Prudential Global Portfolio	262,681,320	19,953,516
Prudential Government Income Portfolio	1,943,595	7,466,293
Prudential Jennison Portfolio (Class I)	8,859,762	32,532,776
Prudential Small Capitalization Stock Portfolio	1,937,391	22,603,196
T. Rowe Price International Stock Portfolio	57,621	102,512
Janus Aspen Janus Portfolio (Institutional Shares)	161,165	361,719
MFS Growth Series (Initial Class)	114,162	291,529
American Century VP Value Fund (Class I)	95,193	205,471
Prudential SP Small Cap Value Portfolio (Class I)	23,620	182,569
Janus Aspen Janus Portfolio (Service Shares)	—	9,207

A 24

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	$97,657	$138,736
Prudential SP International Growth Portfolio (Class I)	29,827	76,372
Prudential SP International Value Portfolio	21,766	1,179,647
AST Loomis Sayles Large-Cap Growth Portfolio	4,620	43,318
AST T. Rowe Price Large-Cap Growth Portfolio	51,381	97,929
AST Large-Cap Value Portfolio	9,276	25,066
AST Small-Cap Growth Portfolio	59,184	50,522
AST BlackRock/Loomis Sayles Bond Portfolio	45,443	198,735
AST Wellington Management Hedged Equity Portfolio	7,227	67,107
AST Balanced Asset Allocation Portfolio	282,842	790,792
AST Preservation Asset Allocation Portfolio	94,447	96,662
AST BlackRock Global Strategies Portfolio	42,695	268,529
AST International Value Portfolio	1,181,205	40,787

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion

A 25

Note 6:	Related Party Transactions (continued)

of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	54,608	$1.37179	to	$2.11205	$109,937	0.00%	(1)	0.60%	to	0.90%	-0.90%	to	-0.54%
December 31, 2014	58,424	$1.38334	to	$2.12361	$118,105	0.00%	(1)	0.60%	to	0.90%	-0.91%	to	-0.54%
December 31, 2013	63,903	$1.39489	to	$2.13517	$130,330	0.00%	(1)	0.60%	to	0.90%	-0.91%	to	-0.55%
December 31, 2012	64,572	$1.40645	to	$2.14874	$132,637	0.01%		0.60%	to	0.90%	-0.89%	to	-0.55%
December 31, 2011	68,694	$1.41809	to	$2.16136	$142,178	0.02%		0.60%	to	0.90%	-0.89%	to	-0.53%

	Prudential Diversified Bond Portfolio
December 31, 2015	59,977	$2.69002	to	$5.51171	$316,574	0.00%		0.60%	to	0.90%	-1.15%	to	-0.85%
December 31, 2014	46,802	$2.72123	to	$5.55907	$245,338	1.10%		0.60%	to	0.90%	6.13%	to	6.46%
December 31, 2013	48,979	$2.56400	to	$5.22218	$240,702	3.96%		0.60%	to	0.90%	-1.60%	to	-1.30%
December 31, 2012	52,202	$2.60552	to	$5.29132	$260,302	4.42%		0.60%	to	0.90%	9.69%	to	10.02%
December 31, 2011	52,823	$2.37531	to	$4.80937	$239,796	4.31%		0.60%	to	0.90%	6.55%	to	6.87%

	Prudential Equity Portfolio (Class I)
December 31, 2015	179,340	$3.01899	to	$10.35516	$1,757,667	0.00%		0.60%	to	0.90%	1.45%	to	1.75%
December 31, 2014	188,845	$2.96710	to	$10.17712	$1,806,898	0.00%		0.60%	to	0.90%	6.75%	to	7.07%
December 31, 2013	195,568	$2.77128	to	$9.50540	$1,749,471	0.00%		0.60%	to	0.90%	32.34%	to	32.74%
December 31, 2012	202,692	$2.08777	to	$7.16104	$1,367,815	0.59%		0.60%	to	0.90%	12.67%	to	13.01%
December 31, 2011	211,480	$1.84739	to	$6.33676	$1,263,596	0.68%		0.60%	to	0.90%	-4.33%	to	-4.04%

	Prudential Flexible Managed Portfolio
December 31, 2015	200,373	$2.78765	to	$7.30877	$1,387,152	0.00%		0.60%	to	0.90%	0.11%	to	0.41%
December 31, 2014	207,264	$2.77634	to	$7.27893	$1,431,323	0.00%		0.60%	to	0.90%	10.06%	to	10.39%
December 31, 2013	213,969	$2.51501	to	$6.59379	$1,340,336	0.00%		0.60%	to	0.90%	19.07%	to	19.43%
December 31, 2012	220,401	$2.10589	to	$5.52103	$1,157,552	1.92%		0.60%	to	0.90%	12.36%	to	12.69%
December 31, 2011	227,327	$1.86871	to	$4.89916	$1,061,027	1.95%		0.60%	to	0.90%	3.41%	to	3.71%

	Prudential Conservative Balanced Portfolio
December 31, 2015	191,949	$2.60973	to	$5.86322	$1,070,190	0.00%		0.60%	to	0.90%	-0.50%	to	-0.20%
December 31, 2014	200,999	$2.61488	to	$5.87486	$1,122,356	0.00%		0.60%	to	0.90%	7.80%	to	8.12%
December 31, 2013	207,551	$2.41843	to	$5.43361	$1,073,257	0.00%		0.60%	to	0.90%	15.11%	to	15.46%
December 31, 2012	215,517	$2.09467	to	$4.70609	$966,793	2.07%		0.60%	to	0.90%	10.24%	to	10.58%
December 31, 2011	224,119	$1.89434	to	$4.25624	$910,788	2.25%		0.60%	to	0.90%	3.67%	to	3.98%
A 26

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential High Yield Bond Portfolio
December 31, 2015	27,371	$2.63916	to	$5.52280	$141,302	6.22%	0.60%	to	0.90%	-3.32%	to	-3.03%
December 31, 2014	28,723	$2.72177	to	$5.69550	$153,037	6.05%	0.60%	to	0.90%	1.80%	to	2.10%
December 31, 2013	29,882	$2.66591	to	$5.57840	$156,291	6.36%	0.60%	to	0.90%	6.29%	to	6.62%
December 31, 2012	31,585	$2.50031	to	$5.23229	$153,284	7.00%	0.60%	to	0.90%	13.40%	to	13.74%
December 31, 2011	31,780	$2.19827	to	$4.60017	$135,600	7.51%	0.60%	to	0.90%	4.15%	to	4.48%

	Prudential Stock Index Portfolio
December 31, 2015	104,327	$3.34342	to	$11.15350	$1,072,626	1.63%	0.60%	to	0.90%	0.28%	to	0.58%
December 31, 2014	141,168	$3.32412	to	$11.08909	$1,471,794	3.04%	0.60%	to	0.90%	12.30%	to	12.63%
December 31, 2013	145,837	$2.95131	to	$9.84537	$1,348,059	0.00%	0.60%	to	0.90%	30.72%	to	31.11%
December 31, 2012	150,952	$2.25107	to	$7.50934	$1,063,377	1.69%	0.60%	to	0.90%	14.64%	to	14.99%
December 31, 2011	156,096	$1.95766	to	$6.53065	$957,180	1.60%	0.60%	to	0.90%	1.04%	to	1.34%

	Prudential Value Portfolio (Class I)
December 31, 2015	61,503	$3.54124	to	$10.62198	$608,674	0.00%	0.60%	to	0.90%	-9.02%	to	-8.74%
December 31, 2014	64,262	$3.88049	to	$11.63962	$697,858	0.00%	0.60%	to	0.90%	9.12%	to	9.45%
December 31, 2013	66,900	$3.54556	to	$10.63491	$663,516	0.00%	0.60%	to	0.90%	31.91%	to	32.30%
December 31, 2012	69,021	$2.67992	to	$8.03840	$518,611	0.97%	0.60%	to	0.90%	13.60%	to	13.94%
December 31, 2011	72,999	$2.35206	to	$7.05520	$481,420	1.02%	0.60%	to	0.90%	-6.42%	to	-6.14%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2015	22,696	$4.45346	to	$11.13125	$240,743	0.00%	0.60%	to	0.90%	-28.83%	to	-28.62%
December 31, 2014	24,340	$6.25772	to	$15.59396	$362,530	0.00%	0.60%	to	0.90%	-20.61%	to	-20.38%
December 31, 2013	25,486	$7.88268	to	$19.58473	$477,572	0.00%	0.60%	to	0.90%	9.24%	to	9.57%
December 31, 2012	27,457	$7.21567	to	$17.87411	$470,474	0.46%	0.60%	to	0.90%	-3.34%	to	-3.05%
December 31, 2011	29,978	$7.46526	to	$18.43714	$530,723	0.19%	0.60%	to	0.90%	-19.76%	to	-19.52%

	Prudential Global Portfolio
December 31, 2015	191,837	$2.57529	to	$3.34830	$634,242	0.00%	0.60%	to	0.90%	1.46%	to	1.76%
December 31, 2014	115,457	$2.53077	to	$3.29027	$372,020	0.00%	0.60%	to	0.90%	2.33%	to	2.64%
December 31, 2013	118,832	$2.46585	to	$3.20572	$373,319	1.60%	0.60%	to	0.90%	26.15%	to	26.53%
December 31, 2012	121,375	$1.94888	to	$2.53361	$301,657	1.55%	0.60%	to	0.90%	16.47%	to	16.82%
December 31, 2011	126,873	$1.66832	to	$2.16888	$270,175	1.56%	0.60%	to	0.90%	-7.80%	to	-7.53%

	Prudential Government Income Portfolio
December 31, 2015	23,396	$2.26448	to	$4.27164	$96,356	0.00%	0.60%	to	0.90%	-0.23%	to	0.07%
December 31, 2014	24,542	$2.26977	to	$4.26864	$101,184	0.35%	0.60%	to	0.90%	4.92%	to	5.23%
December 31, 2013	25,717	$2.16335	to	$4.05652	$100,914	1.77%	0.60%	to	0.90%	-3.21%	to	-2.92%
December 31, 2012	27,868	$2.23487	to	$4.17862	$112,832	2.07%	0.60%	to	0.90%	2.70%	to	3.01%
December 31, 2011	29,520	$2.17589	to	$4.05654	$116,256	2.46%	0.60%	to	0.90%	6.67%	to	6.99%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	132,788	$3.89524	to	$5.61405	$721,239	0.00%	0.60%	to	0.90%	10.49%	to	10.82%
December 31, 2014	136,352	$3.51499	to	$5.06607	$669,063	0.00%	0.60%	to	0.90%	9.01%	to	9.33%
December 31, 2013	140,932	$3.21491	to	$4.63364	$633,055	0.00%	0.60%	to	0.90%	36.43%	to	36.84%
December 31, 2012	146,412	$2.34944	to	$3.38627	$481,043	0.16%	0.60%	to	0.90%	15.14%	to	15.49%
December 31, 2011	152,159	$2.03440	to	$2.93214	$433,243	0.30%	0.60%	to	0.90%	-0.59%	to	-0.30%

	Prudential Small Capitalization Stock Portfolio
December 31, 2015	54,756	$5.66701	to	$6.84380	$365,485	0.00%	0.60%	to	0.90%	-3.16%	to	-2.87%
December 31, 2014	57,344	$5.85168	to	$7.04589	$394,512	0.00%	0.60%	to	0.90%	4.45%	to	4.76%
December 31, 2013	60,427	$5.60240	to	$6.72562	$397,225	0.00%	0.60%	to	0.90%	39.69%	to	40.11%
December 31, 2012	61,821	$4.01045	to	$4.80032	$290,293	0.61%	0.60%	to	0.90%	14.99%	to	15.33%
December 31, 2011	65,520	$3.48765	to	$4.16212	$267,040	0.80%	0.60%	to	0.90%	-0.33%	to	-0.04%

	T. Rowe Price International Stock Portfolio
December 31, 2015	811	$1.58675	to	$1.58675	$1,286	0.93%	0.60%	to	0.60%	-1.49%	to	-1.49%
December 31, 2014	832	$1.61078	to	$1.61078	$1,341	1.05%	0.60%	to	0.60%	-1.83%	to	-1.83%
December 31, 2013	875	$1.64081	to	$1.64081	$1,436	0.88%	0.60%	to	0.60%	13.38%	to	13.38%
December 31, 2012	895	$1.44721	to	$1.44721	$1,296	1.29%	0.60%	to	0.60%	17.73%	to	17.73%
December 31, 2011	943	$1.22924	to	$1.22924	$1,159	1.53%	0.60%	to	0.60%	-13.35%	to	-13.35%

A 27

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	1,622	$2.69283	to	$2.69283	$4,367	0.63%	0.60%	to	0.60%	4.72%	to	4.72%
December 31, 2014	1,687	$2.57157	to	$2.57157	$4,338	0.29%	0.60%	to	0.60%	12.32%	to	12.32%
December 31, 2013	4,177	$2.28947	to	$2.28947	$9,564	0.79%	0.60%	to	0.60%	29.56%	to	29.56%
December 31, 2012	4,429	$1.76711	to	$1.76711	$7,826	0.56%	0.60%	to	0.60%	17.88%	to	17.88%
December 31, 2011	4,674	$1.49905	to	$1.49905	$7,007	0.59%	0.60%	to	0.60%	-5.87%	to	-5.87%

	MFS Growth Series (Initial Class)
December 31, 2015	1,226	$3.24154	to	$3.24154	$3,975	0.16%	0.60%	to	0.60%	6.92%	to	6.92%
December 31, 2014	1,276	$3.03178	to	$3.03178	$3,867	0.10%	0.60%	to	0.60%	8.29%	to	8.29%
December 31, 2013	1,332	$2.79961	to	$2.79961	$3,729	0.23%	0.60%	to	0.60%	36.04%	to	36.04%
December 31, 2012	1,410	$2.05794	to	$2.05794	$2,901	0.00%	0.60%	to	0.60%	16.69%	to	16.69%
December 31, 2011	1,495	$1.76366	to	$1.76366	$2,637	0.19%	0.60%	to	0.60%	-0.92%	to	-0.92%

	American Century VP Value Fund (Class I)
December 31, 2015	866	$3.44890	to	$3.44890	$2,988	2.13%	0.60%	to	0.60%	-4.46%	to	-4.46%
December 31, 2014	892	$3.60982	to	$3.60982	$3,220	1.54%	0.60%	to	0.60%	12.41%	to	12.41%
December 31, 2013	910	$3.21142	to	$3.21142	$2,921	1.65%	0.60%	to	0.60%	30.95%	to	30.95%
December 31, 2012	978	$2.45244	to	$2.45244	$2,399	1.94%	0.60%	to	0.60%	13.89%	to	13.89%
December 31, 2011	1,008	$2.15339	to	$2.15339	$2,170	2.03%	0.60%	to	0.60%	0.41%	to	0.41%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	1,553	$2.28591	to	$2.38197	$3,563	0.00%	0.60%	to	0.90%	-6.21%	to	-5.93%
December 31, 2014	1,604	$2.43726	to	$2.53207	$3,924	0.00%	0.60%	to	0.90%	4.00%	to	4.31%
December 31, 2013	1,744	$2.34350	to	$2.42740	$4,099	0.00%	0.60%	to	0.90%	36.22%	to	36.63%
December 31, 2012	1,901	$1.72035	to	$1.77665	$3,279	0.45%	0.60%	to	0.90%	15.01%	to	15.36%
December 31, 2011	2,074	$1.49578	to	$1.54003	$3,109	0.68%	0.60%	to	0.90%	-3.63%	to	-3.35%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	53	$2.02313	to	$2.02313	$106	0.45%	0.90%	to	0.90%	4.14%	to	4.14%
December 31, 2014	57	$1.94264	to	$1.94264	$110	0.20%	0.90%	to	0.90%	11.73%	to	11.73%
December 31, 2013	122	$1.73869	to	$1.73869	$212	0.70%	0.90%	to	0.90%	28.84%	to	28.84%
December 31, 2012	183	$1.34952	to	$1.34952	$246	0.45%	0.90%	to	0.90%	17.23%	to	17.23%
December 31, 2011	185	$1.15117	to	$1.15117	$213	0.44%	0.90%	to	0.90%	-6.38%	to	-6.38%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	335	$3.14635	to	$3.27647	$1,072	0.00%	0.60%	to	0.90%	-3.23%	to	-2.95%
December 31, 2014	343	$3.25145	to	$3.37589	$1,133	0.00%	0.60%	to	0.90%	8.53%	to	8.86%
December 31, 2013	418	$2.99578	to	$3.10122	$1,268	0.00%	0.60%	to	0.90%	27.33%	to	27.70%
December 31, 2012	529	$2.35286	to	$2.42843	$1,256	0.41%	0.60%	to	0.90%	15.83%	to	16.18%
December 31, 2011	474	$2.03123	to	$2.09028	$972	0.64%	0.60%	to	0.90%	1.31%	to	1.61%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	1,449	$1.76599	to	$1.83961	$2,568	0.00%	0.60%	to	0.90%	2.44%	to	2.75%
December 31, 2014	1,462	$1.72387	to	$1.79034	$2,528	0.00%	0.60%	to	0.90%	-6.55%	to	-6.28%
December 31, 2013	1,524	$1.84472	to	$1.91031	$2,820	0.00%	0.60%	to	0.90%	17.81%	to	18.16%
December 31, 2012	1,949	$1.56590	to	$1.61675	$3,058	0.67%	0.60%	to	0.90%	21.30%	to	21.66%
December 31, 2011	1,709	$1.29088	to	$1.32890	$2,211	1.30%	0.60%	to	0.90%	-15.67%	to	-15.42%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.96164	to	$2.03879	$—	0.00%	0.60%	to	0.90%	10.40%	to	10.50%
December 31, 2014	580	$1.77683	to	$1.84503	$1,045	0.00%	0.60%	to	0.90%	-6.88%	to	-6.59%
December 31, 2013	662	$1.90804	to	$1.97528	$1,278	0.00%	0.60%	to	0.90%	19.02%	to	19.38%
December 31, 2012	846	$1.60310	to	$1.65466	$1,367	2.41%	0.60%	to	0.90%	15.87%	to	16.23%
December 31, 2011	1,298	$1.38350	to	$1.42366	$1,804	2.50%	0.60%	to	0.90%	-13.87%	to	-13.62%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	9	$16.44379	to	$16.82352	$148	0.00%	0.60%	to	0.90%	9.09%	to	9.41%
December 31, 2014	11	$15.07361	to	$15.37594	$171	0.00%	0.60%	to	0.90%	9.60%	to	9.93%
December 31, 2013	14	$13.75290	to	$13.98705	$193	0.00%	0.60%	to	0.90%	35.39%	to	35.80%
December 31, 2012	13	$10.15783	to	$10.29999	$137	0.44%	0.60%	to	0.90%	11.26%	to	11.60%
December 31, 2011	15	$9.12944	to	$9.22964	$133	0.26%	0.60%	to	0.90%	-1.80%	to	-1.50%

A 28

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	47	$20.62205	to	$21.09829	$966	0.00%	0.60%	to	0.90%	8.61%	to	8.93%
December 31, 2014	49	$18.98799	to	$19.36865	$925	0.00%	0.60%	to	0.90%	7.38%	to	7.70%
December 31, 2013	48	$17.68319	to	$17.98404	$854	0.00%	0.60%	to	0.90%	42.74%	to	43.17%
December 31, 2012	22	$12.38824	to	$12.56164	$270	0.00%	0.60%	to	0.90%	16.53%	to	16.88%
December 31, 2011	21	$10.63060	to	$10.74733	$225	0.00%	0.60%	to	0.90%	-2.57%	to	-2.28%

	AST Large-Cap Value Portfolio
December 31, 2015	28	$12.79077	to	$13.08645	$355	0.00%	0.60%	to	0.90%	-8.66%	to	-8.39%
December 31, 2014	29	$14.00308	to	$14.28429	$402	0.00%	0.60%	to	0.90%	12.73%	to	13.07%
December 31, 2013	33	$12.42155	to	$12.63333	$413	0.00%	0.60%	to	0.90%	38.61%	to	39.03%
December 31, 2012	50	$8.96129	to	$9.08707	$448	3.39%	0.60%	to	0.90%	15.84%	to	16.19%
December 31, 2011	50	$7.73572	to	$7.82097	$386	1.31%	0.60%	to	0.90%	-5.04%	to	-4.75%

	AST Small-Cap Growth Portfolio
December 31, 2015	19	$18.28611	to	$18.70874	$343	0.00%	0.60%	to	0.90%	-0.11%	to	0.18%
December 31, 2014	18	$18.30683	to	$18.67426	$332	0.00%	0.60%	to	0.90%	2.89%	to	3.20%
December 31, 2013	23	$17.79202	to	$18.09511	$405	0.00%	0.60%	to	0.90%	33.97%	to	34.37%
December 31, 2012	39	$13.28088	to	$13.46694	$522	0.00%	0.60%	to	0.90%	11.17%	to	11.51%
December 31, 2011	54	$11.94595	to	$12.07721	$649	0.00%	0.60%	to	0.90%	-1.86%	to	-1.57%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	463	$11.45612	to	$11.66519	$5,309	0.00%	0.60%	to	0.90%	-2.98%	to	-2.69%
December 31, 2014	472	$11.80815	to	$11.98785	$5,576	0.00%	0.60%	to	0.90%	3.30%	to	3.61%
December 31, 2013	480	$11.43076	to	$11.57027	$5,489	0.00%	0.60%	to	0.90%	-2.71%	to	-2.42%
December 31, 2012	503	$11.74949	to	$11.85752	$5,918	2.75%	0.60%	to	0.90%	8.35%	to	8.67%
December 31, 2011	562	$10.84440	to	$10.91145	$6,101	1.79%	0.60%	to	0.90%	2.26%	to	2.56%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	106	$15.02093	to	$15.29793	$1,598	0.00%	0.60%	to	0.90%	-1.52%	to	-1.23%
December 31, 2014	109	$15.25259	to	$15.48767	$1,667	0.00%	0.60%	to	0.90%	4.56%	to	4.88%
December 31, 2013	105	$14.58693	to	$14.76772	$1,527	0.00%	0.60%	to	0.90%	19.43%	to	19.78%
December 31, 2012	106	$12.21399	to	$12.32862	$1,301	0.29%	0.60%	to	0.90%	10.02%	to	10.35%
December 31, 2011	109	$11.10187	to	$11.17269	$1,207	0.31%	0.60%	to	0.90%	-4.32%	to	-4.03%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	65	$15.06917	to	$15.34685	$985	0.00%	0.60%	to	0.90%	-0.42%	to	-0.12%
December 31, 2014	97	$15.13278	to	$15.36580	$1,478	0.00%	0.60%	to	0.90%	5.57%	to	5.89%
December 31, 2013	100	$14.33414	to	$14.51163	$1,434	0.00%	0.60%	to	0.90%	16.60%	to	16.95%
December 31, 2012	98	$12.29364	to	$12.40891	$1,203	0.90%	0.60%	to	0.90%	11.47%	to	11.81%
December 31, 2011	120	$11.02843	to	$11.09867	$1,327	0.59%	0.60%	to	0.90%	-2.10%	to	-1.81%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	31	$13.53655	to	$13.78539	$421	0.00%	0.60%	to	0.90%	-0.75%	to	-0.45%
December 31, 2014	31	$13.63878	to	$13.84816	$422	0.00%	0.60%	to	0.90%	4.83%	to	5.14%
December 31, 2013	36	$13.01018	to	$13.17071	$475	0.00%	0.60%	to	0.90%	8.24%	to	8.56%
December 31, 2012	42	$12.01998	to	$12.13215	$506	1.13%	0.60%	to	0.90%	9.39%	to	9.72%
December 31, 2011	46	$10.98823	to	$11.05766	$502	0.91%	0.60%	to	0.90%	0.10%	to	0.39%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	75	$11.21955	to	$11.37679	$852	0.00%	0.60%	to	0.90%	-3.87%	to	-3.58%
December 31, 2014	94	$11.67068	to	$11.79913	$1,096	0.00%	0.60%	to	0.90%	3.96%	to	4.27%
December 31, 2013	115	$11.22618	to	$11.31597	$1,298	0.00%	0.60%	to	0.90%	9.86%	to	10.19%
December 31, 2012	124	$10.21817	to	$10.26937	$1,270	0.51%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2011	145	$9.21410	to	$9.23263	$1,338	0.00%	0.60%	to	0.90%	-7.86%	to	-7.67%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2015	114	$9.13382	to	$9.15262	$1,042	0.00%	0.60%	to	0.90%	-9.14%	to	-8.96%

__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.

A 29

Note 7:	Financial Highlights (continued)

The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees are charged at an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 41.5%. In addition, PVAL and CVAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge. The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

A 30

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the Contract as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Other charges—are various contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A 31

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
The Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

  /s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2016

A 32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Independent Auditor's Report
December 31, 2015 and 2014

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2015 and 2014 (in millions, except share amounts)

	2015	2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015 - $152,771; 2014 - $152,877)	$156,729	$164,589
Trading account assets supporting insurance liabilities, at fair value(1)	18,493	18,345
Other trading account assets, at fair value	4,757	4,795
Equity securities, available-for-sale, at fair value (cost: 2015 - $4,215; 2014 - $4,396)	5,472	6,325
Commercial mortgage and other loans(1)	41,809	39,030
Policy loans	8,862	8,857
Other long-term investments (includes $1,322 and $1,081 measured at fair value under the fair value option at December 31, 2015 and 2014, respectively)(1)	8,843	8,829
Short-term investments	5,734	5,574
Total investments	250,699	256,344
Cash and cash equivalents(1)	5,132	3,834
Accrued investment income	2,006	1,991
Deferred policy acquisition costs	10,943	10,202
Value of business acquired	1,460	1,243
Reinsurance recoverables - affiliated	6,076	5,860
Reinsurance recoverables - unaffiliated(2)	3,640	3,651
Other assets(1)	5,583	5,710
Due from parent and affiliates	8,693	9,346
Separate account assets	244,503	250,229
TOTAL ASSETS	$538,735	$548,410
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$130,570	$127,437
Policyholders’ account balances(1)	91,069	88,795
Policyholders’ dividends	5,490	7,568
Securities sold under agreements to repurchase	7,882	9,407
Cash collateral for loaned securities	3,485	4,236
Income taxes	3,491	4,782
Short-term debt	611	2,106
Long-term debt	9,058	9,670
Reinsurance payables - affiliated	9,652	8,164
Reinsurance payables - unaffiliated(2)	2,129	2,121
Other liabilities(1)	5,661	5,770
Due to parent and affiliates	2,739	3,091
Separate account liabilities	244,503	250,229
Total liabilities	516,340	523,376
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2015 and 2014)	2	2
Additional paid-in capital	19,385	19,078
Accumulated other comprehensive income (loss)	(410)	2,812
Retained earnings	3,373	3,094
Total The Prudential Insurance Company of America equity	22,350	24,986
Noncontrolling interests	45	48
Total equity	22,395	25,034
TOTAL LIABILITIES AND EQUITY	$538,735	$548,410
__________

(1)	See Note 5 for details of balances associated with variable interest entities.

(2)	Prior period amounts have been revised to correct previously reported amounts.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2015, 2014 and 2013 (in millions)

	2015	2014	2013
REVENUES
Premiums	$16,734	$16,523	$10,806
Policy charges and fee income	4,776	4,847	4,172
Net investment income	10,256	10,586	10,063
Asset management and service fees	862	887	848
Other income (loss)	(60)	787	150
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(177)	(116)	(1,024)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	39	73	856
Other realized investment gains (losses), net	1,583	3,884	(2,394)
Total realized investment gains (losses), net	1,445	3,841	(2,562)
Total revenues	34,013	37,471	23,477
BENEFITS AND EXPENSES
Policyholders’ benefits	20,619	20,754	13,626
Interest credited to policyholders’ account balances	2,331	2,908	1,777
Dividends to policyholders	2,174	2,656	1,942
Amortization of deferred policy acquisition costs	1,070	940	(205)
General and administrative expenses	5,005	5,235	4,784
Total benefits and expenses	31,199	32,493	21,924
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,814	4,978	1,553
Total income tax expense (benefit)	573	1,342	126
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,241	3,636	1,427
Equity in earnings of operating joint ventures, net of taxes	(11)	(10)	36
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,230	3,626	1,463
Income (loss) from discontinued operations, net of taxes	0	7	(3)
NET INCOME (LOSS)	2,230	3,633	1,460
Less: Income (loss) attributable to noncontrolling interests	1	1	1
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,229	$3,632	$1,459

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2015, 2014 and 2013 (in millions)

	2015	2014	2013
NET INCOME (LOSS)	$2,230	$3,633	$1,460
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(77)	(53)	7
Net unrealized investment gains (losses)	(4,557)	5,267	(5,638)
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	(244)	(987)	846
Total	(4,878)	4,227	(4,785)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(1,648)	1,514	(1,671)
Other comprehensive income (loss), net of taxes	(3,230)	2,713	(3,114)
Comprehensive income (loss)	(1,000)	6,346	(1,654)
Less: Comprehensive income (loss) attributable to noncontrolling interests	(7)	0	1
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$(993)	$6,346	$(1,655)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2015, 2014 and 2013 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total The Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	$2	$18,269	$277	$3,212	$21,760	$9	$21,769
Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to noncontrolling interests						(6)	(6)
Assets purchased/transferred from/to affiliates		(25)			(25)		(25)
Stock-based compensation programs		12			12		12
Comprehensive income (loss):
Net income (loss)			1,459		1,459	1	1,460
Other comprehensive income (loss), net of tax				(3,114)	(3,114)		(3,114)
Total comprehensive income (loss)					(1,655)	1	(1,654)
Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534
Capital contributions from parent		100			100		100
Dividends to parent			(2,000)		(2,000)		(2,000)
Contributions from noncontrolling interests						45	45
Distributions to noncontrolling interests						(1)	(1)
Stock-based compensation programs		10			10		10
Comprehensive income (loss):
Net income (loss)			3,632		3,632	1	3,633
Other comprehensive income (loss), net of tax				2,714	2,714	(1)	2,713
Total comprehensive income (loss)					6,346	0	6,346
Balance, December 31, 2014	2	19,078	3,094	2,812	24,986	48	25,034
Capital contributions from parent		297			297		297
Dividends to parent			(1,950)		(1,950)		(1,950)
Contributions from noncontrolling interests						4	4
Stock-based compensation programs		10			10		10
Comprehensive income (loss):
Net income (loss)			2,229		2,229	1	2,230
Other comprehensive income (loss), net of tax				(3,222)	(3,222)	(8)	(3,230)
Total comprehensive income (loss)					(993)	(7)	(1,000)
Balance, December 31, 2015	$2	$19,385	$3,373	$(410)	$22,350	$45	$22,395

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in millions)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,230	$3,633	$1,460
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,445)	(3,841)	2,562
Policy charges and fee income	(1,531)	(1,765)	(1,335)
Interest credited to policyholders' account balances	2,331	2,908	1,777
Depreciation and amortization	(22)	443	19
(Gains) losses on trading account assets supporting insurance liabilities, net	576	(155)	718
Change in:
Deferred policy acquisition costs	(365)	(329)	(1,797)
Future policy benefits and other insurance liabilities	1,962	4,496	(740)
Income taxes	64	283	(1,150)
Derivatives, net	989	1,612	289
Other, net	936	1,219	218
Cash flows from (used in) operating activities	5,725	8,504	2,021
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	33,254	41,502	49,172
Trading account assets supporting insurance liabilities and other trading account assets	8,867	9,020	16,109
Equity securities, available-for-sale	4,155	4,326	3,431
Commercial mortgage and other loans	4,632	4,432	5,055
Policy loans	898	944	1,054
Other long-term investments	635	223	1,034
Short-term investments	54,150	58,289	45,050
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(30,874)	(41,988)	(49,095)
Trading account assets supporting insurance liabilities and other trading account assets	(9,705)	(8,706)	(17,039)
Equity securities, available-for-sale	(3,508)	(3,757)	(3,354)
Commercial mortgage and other loans	(7,457)	(8,208)	(8,883)
Policy loans	(640)	(663)	(642)
Other long-term investments	(1,918)	(1,697)	(1,881)
Short-term investments	(54,073)	(57,510)	(47,458)
Due to/from parent and affiliates	206	(1,071)	(649)
Acquisition of business, net of cash acquired	0	(23)	(488)
Derivatives, net	257	(127)	19
Other, net	440	467	(247)
Cash flows from (used in) investing activities	(681)	(4,547)	(8,812)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	16,760	16,136	17,865
Policyholders' account withdrawals	(15,502)	(14,780)	(15,883)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(2,276)	752	3,308
Net change in financing arrangements (maturities 90 days or less)	62	73	30
Proceeds from the issuance of debt (maturities longer than 90 days)	778	1,768	1,242
Repayments of debt (maturities longer than 90 days)	(2,017)	(5,036)	(779)
Excess tax benefits from share-based payment arrangements	0	10	13
Capital contributions from parent	0	0	712
Dividends to parent	(1,950)	(2,000)	(232)
Other, net	391	215	(206)
Cash flows from (used in) financing activities	(3,754)	(2,862)	6,070
Effect of foreign exchange rate changes on cash balances	8	(21)	(6)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,298	1,074	(727)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,834	2,760	3,487
CASH AND CASH EQUIVALENTS, END OF YEAR	$5,132	$3,834	$2,760

See Notes to Consolidated Financial Statements

	2015	2014	2013
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid(1)	$216	$82	$543
Interest paid	$323	$316	$218
NON-CASH TRANSACTIONS DURING THE YEAR
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$2,091	$1,435	$0
Liabilities assumed	3,739	4,653	0
Net cash received	$1,648	$3,218	$0
Assets received from affiliates as repayment of affiliated loans	$0	$0	$433
Non-cash dividend to parent	$0	$0	$42
Non-cash capital contribution from parent	$297	$100	$0
Acquisition of Gibraltar BSN Life Berhad (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$0	$656	$0
Liabilities assumed	0	586	0
Noncontrolling interest assumed	0	47	0
Net cash paid on acquisition	$0	$23	$0
Acquisition of The Hartford's individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$0	$0	$11,056
Liabilities assumed	0	0	10,568
Net cash paid on acquisition	$0	$0	$488
__________
(1)  2013 amount has been revised to correctly reflect amount as a payment rather than a receipt.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company organized its operations into the Financial Services Businesses and the Closed Block Business. The Financial Services Businesses consisted primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services. The Closed Block Business included certain in force participating insurance and annuity products and corresponding assets that were used for the payment of benefits and policyholders’ dividends on these products (the “Closed Block”), as well as certain related assets and liabilities. In connection with the demutualization, the Company ceased offering these participating products. See Note 12 for further information on the Closed Block.

Additionally, from demutualization through December 31, 2014, Prudential Financial had two classes of common stock: the Common Stock, which is publicly-traded (NYSE:PRU), reflected the performance of the Financial Services Businesses, while the Class B Stock, which was issued through a private placement and did not trade on any exchange, reflected the performance of the Closed Block Business. On January 2, 2015, Prudential Financial repurchased and canceled all of the shares of the Class B Stock (the “Class B Repurchase”). As a result, the Company no longer organizes its operations into the Financial Services Businesses and the Closed Block Business.
Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 25, 2016, the date these financial statements were issued.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of deferred sales inducements (“DSI”); measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

“Equity securities available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

“Other long-term investments” consist of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (a) the Company has the intent to sell the debt security or (b) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

DAC

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised. DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

VOBA

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing VOBA. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. The Company has established a VOBA asset related to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”), as well as related to defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For long-duration life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and estimated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables and reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables and reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. For all of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. No impairments were recorded for the year ended December 31, 2015 and 2014.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due to/from Parent and Affiliates

Due to/from parent and affiliates consist primarily of affiliated accrued receivables and payables, affiliated notes receivable and affiliated derivative activity.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 12.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Securities repurchase and resale agreements and securities loaned transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 11 for additional information regarding these contracts.

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Asset Management and Service Fees

“Asset management and service fees” principally include asset management fees and securities commission revenues, which are recognized in the period in which the services are performed.

Other Income

Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and “Short-term investments” are marked-to-market through “Other income.”

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near-term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables—Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 4.

In April 2014, the FASB issued updated guidance (ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity) that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance became effective for new disposals and new classifications of disposal groups as held for sale that occur within annual periods that began on or after December 15, 2014, and interim periods within those annual periods. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables—Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In January 2014, the FASB issued updated guidance (ASU 2014-01, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects) regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance became effective for annual periods and interim reporting periods within those annual periods that began after December 15, 2014. The Company did not elect the proportional amortization method under this guidance.

In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2013, the FASB issued updated guidance (ASU 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements) clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In March 2013, the FASB issued updated guidance (ASU 2013-05, Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity) regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. This guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income) regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in AOCI balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012, and was applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

Future Adoption of New Accounting Pronouncements

In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In April 2015, the FASB issued guidance (ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs) that simplifies presentation of debt issuance costs. The pronouncement requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The new guidance is effective for periods beginning after December 15, 2015, with early adoption permitted, and it must be applied retrospectively. The Company does not expect the impact of the guidance to have a significant effect on the Company’s consolidated financial position and financial statement disclosures.

In May 2015, the FASB issued final guidance (ASU 2015-09, Financial Services—Insurance (Topic 944): Disclosures about Short-Duration Contracts) that aims to enhance disclosures about insurance contracts classified as short-duration. The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s initial claim estimates and subsequent adjustments to those estimates, methodologies and judgments in estimating claims, and timing, frequency and severity of claims as they relate to short-duration insurance contracts. The new guidance is effective for annual periods beginning after December 15, 2015 and interim periods within annual periods beginning after December 15,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

2016 and is to be applied retrospectively. The Company is currently assessing the impact of the guidance on the Company’s financial statement disclosures but has concluded that this guidance will not impact the Company’s consolidated financial position or results of operations.

In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3.	ACQUISITIONS AND DISPOSITIONS
Acquisition of UniAsia Life Assurance Berhad

In January 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of $158 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets. Subsequent to the acquisition, the Company renamed the acquired company Gibraltar BSN Life Berhad.

The assets acquired and the liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets acquired were $758 million, including $88 million of cash and cash equivalents and $33 million of goodwill, none of which is deductible for local tax purposes, and the total liabilities assumed were $600 million.

Prudential Insurance made a Section 338(g) election under the Internal Revenue Code with respect to this acquisition, resulting in the acquired entity being treated for U.S. tax purposes as a newly-incorporated company. Under such election, the U.S. tax bases of the assets acquired and liabilities assumed of UniAsia Life Assurance Berhad were adjusted as of January 2, 2014 to reflect the consequences of the Section 338(g) election.

Acquisition of The Hartford’s Individual Life Insurance Business
In January 2013, the Company acquired the Hartford Life Business through a reinsurance transaction. Under the agreement, the Company paid cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. Total assets acquired were $11.2 billion, including $1.4 billion of VOBA and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

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Notes to Consolidated Financial Statements

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,286	$1,701	$10	$9,977	$0
Obligations of U.S. states and their political subdivisions	7,718	532	40	8,210	0
Foreign government bonds	2,720	237	76	2,881	1
U.S. corporate public securities	56,214	2,850	1,845	57,219	(3)
U.S. corporate private securities(1)	23,760	1,294	315	24,739	0
Foreign corporate public securities	14,124	535	593	14,066	0
Foreign corporate private securities	17,585	395	970	17,010	0
Asset-backed securities(2)	9,167	136	117	9,186	(440)
Commercial mortgage-backed securities	9,822	158	68	9,912	(1)
Residential mortgage-backed securities(3)	3,375	160	6	3,529	(4)
Total fixed maturities, available-for-sale(1)	$152,771	$7,998	$4,040	$156,729	$(447)
Equity securities, available-for-sale	$4,215	$1,331	$74	$5,472
__________

(1)	Excludes notes with amortized cost of $1,050 million (fair value, $1,039 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $603 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2014(5)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,584	$2,186	$2	$12,768	$0
Obligations of U.S. states and their political subdivisions	5,307	579	3	5,883	0
Foreign government bonds	2,009	310	14	2,305	(1)
U.S. corporate public securities	54,218	5,022	528	58,712	(6)
U.S. corporate private securities(1)	23,665	2,002	87	25,580	0
Foreign corporate public securities	14,364	1,054	207	15,211	0
Foreign corporate private securities	15,696	930	210	16,416	0
Asset-backed securities(2)	10,252	260	132	10,380	(582)
Commercial mortgage-backed securities	12,803	358	38	13,123	(2)
Residential mortgage-backed securities(3)	3,979	235	3	4,211	(5)
Total fixed maturities, available-for-sale(1)	$152,877	$12,936	$1,224	$164,589	$(596)
Equity securities, available-for-sale	$4,396	$1,981	$52	$6,325
__________

(1)	Excludes notes with amortized cost of $385 million (fair value, $385 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $847 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(5)	Prior period amounts are presented on a basis consistent with the current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,138	$5,147
Due after one year through five years	26,544	27,177
Due after five years through ten years	31,397	31,699
Due after ten years(1)	67,328	70,079
Asset-backed securities	9,167	9,186
Commercial mortgage-backed securities	9,822	9,912
Residential mortgage-backed securities	3,375	3,529
Total	$152,771	$156,729
__________

(1)	Excludes available-for-sale notes with amortized cost of $1,050 million (fair value, $1,039 million), which have been offset with the associated payables under a netting agreement.

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2015	2014	2013
	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$18,301	$27,409	$32,563
Proceeds from maturities/repayments	14,961	13,962	16,672
Gross investment gains from sales, prepayments, and maturities	709	969	563
Gross investment losses from sales and maturities	(293)	(335)	(1,282)
Equity securities, available-for-sale
Proceeds from sales	$4,155	$4,326	$3,431
Gross investment gains from sales	670	584	403
Gross investment losses from sales	(153)	(110)	(76)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(138)	$(43)	$(168)
Writedowns for impairments on equity securities	(92)	(25)	(10)
__________

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31,
	2015	2014
	(in millions)
Balance, beginning of period	$756	$903
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(228)	(191)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(20)	(6)
Credit loss impairments recognized in the current period on securities not previously impaired	3	16
Additional credit loss impairments recognized in the current period on securities previously impaired	2	6
Increases due to the passage of time on previously recorded credit losses	20	42
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(12)	(14)
Balance, end of period	$521	$756
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$763	$763	$196	$196
Fixed maturities:
Corporate securities	12,685	12,737	11,792	12,306
Commercial mortgage-backed securities	1,860	1,862	2,506	2,546
Residential mortgage-backed securities(1)	1,411	1,428	1,639	1,676
Asset-backed securities(2)	1,295	1,299	1,180	1,198
Foreign government bonds	165	169	165	169
U.S. government authorities and agencies and obligations of U.S. states	198	235	198	244
Total fixed maturities	17,614	17,730	17,480	18,139
Equity securities	0	0	12	10
Total trading account assets supporting insurance liabilities	$18,377	$18,493	$17,688	$18,345
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income,” was $(541) million, $126 million and $(677) million during the years ended December 31, 2015, 2014 and 2013, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed maturities	$949	$887	$1,051	$1,071
Equity securities	215	244	208	241
Subtotal	$1,164	1,131	$1,259	1,312
Derivative instruments		3,626		3,483
Total other trading account assets		$4,757		$4,795

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income,” was $(86) million, $(35) million and $47 million during the years ended December 31, 2015, 2014 and 2013, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015					December 31, 2014
	Amount (in millions)			% of Total		Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office		$9,402		22.8%		$8,471	22.0%
Retail	7,473		18.1		7,567	19.6
Apartments/Multi-Family	9,403		22.8		8,229	21.4
Industrial	6,718		16.2		6,532	16.9
Hospitality	2,217		5.4		2,062	5.4
Other	3,271		7.9		3,268	8.5
Total commercial mortgage loans	38,484		93.2		36,129	93.8
Agricultural property loans	2,809		6.8		2,392	6.2
Total commercial mortgage and agricultural property loans by property type	41,293		100.0%		38,521	100.0%
Valuation allowance	(85)				(92)
Total net commercial mortgage and agricultural property loans by property type	41,208				38,429
Other loans:
Uncollateralized loans	297				297
Residential property loans	4				4
Other collateralized loans	300				300
Total other loans	601				601
Valuation allowance	0				0
Total net other loans	601				601
Total commercial mortgage and other loans		$41,809				$39,030

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in California (26%), New York (9%) and Texas (9%)), and also include loans secured by property in Europe (5%) at December 31, 2015.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses, beginning of year	$90	$2	$0	$0	$0	$92
Addition to (release of) allowance of losses	(7)	0	0	0	0	(7)
Charge-offs, net of recoveries	0	0	0	0	0	0
Change in foreign exchange	0	0	0	0	0	0
Total ending balance	$83	$2	$0	$0	$0	$85

	December 31, 2014
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses, beginning of year	$171	$7	$0	$0	$0	$178
Addition to (release of) allowance of losses	(74)	(5)	0	0	0	(79)
Charge-offs, net of recoveries	(7)	0	0	0	0	(7)
Change in foreign exchange	0	0	0	0	0	0
Total ending balance	$90	$2	$0	$0	$0	$92

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0	$0	$0
Collectively evaluated for impairment	83	2	0	0	0	85
Loans acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$83	$2	$0	$0	$0	$85
Recorded Investment(1):
Gross of reserves: individually evaluated for impairment	$93	$8	$0	$0	$0	$101
Gross of reserves: collectively evaluated for impairment	38,391	2,801	4	300	297	41,793
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$38,484	$2,809	$4	$300	$297	$41,894
__________

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2014
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	85	2	0	0	0	87
Loans acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$90	$2	$0	$0	$0	$92
Recorded Investment(1):
Gross of reserves: individually evaluated for impairment	$155	$4	$0	$0	$0	$159
Gross of reserves: collectively evaluated for impairment	35,974	2,388	4	300	297	38,963
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$36,129	$2,392	$4	$300	$297	$39,122
__________

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreements. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of the dates indicated, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2015
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$0	$0	$0	$0	$0
Agricultural property loans	0	0	0	1	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$0	$0	$0	$1	$0

With an allowance recorded:
Commercial mortgage loans	$1	$1	$0	$52	$3
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$1	$1	$0	$52	$3

Total:
Commercial mortgage loans	$1	$1	$0	$52	$3
Agricultural property loans	0	0	0	1	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$1	$1	$0	$53	$3
__________

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.

(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2014
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$0	$0	$0	$6	$0
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$4	$4	$0	$10	$0

With an allowance recorded:
Commercial mortgage loans	$73	$73	$5	$77	$5
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$73	$73	$5	$77	$5

Total:
Commercial mortgage loans	$73	$73	$5	$83	$5
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$77	$77	$5	$87	$5
__________

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.

(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

The following tables set forth certain key credit quality indicators as of December 31, 2015, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$22,279	$480	$198	$22,957
60%-69.99%	9,698	259	202	10,159
70%-79.99%	4,518	429	69	5,016
Greater than 80%	89	142	121	352
Total commercial mortgage loans	$36,584	$1,310	$590	$38,484

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$2,537	$84	$3	$2,624
60%-69.99%	185	0	0	185
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0
Total agricultural property loans	$2,722	$84	$3	$2,809

Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio—December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$24,816	$564	$201	$25,581
60%-69.99%	9,883	259	202	10,344
70%-79.99%	4,518	429	69	5,016
Greater than 80%	89	142	121	352
Total commercial mortgage and agricultural property loans	$39,306	$1,394	$593	$41,293

The following tables set forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$19,835	$595	$196	$20,626
60%-69.99%	10,571	367	199	11,137
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455
Total commercial mortgage loans	$33,852	$1,684	$593	$36,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$2,099	$141	$2	$2,242
60%-69.99%	150	0	0	150
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0
Total agricultural property loans	$2,249	$141	$2	$2,392

Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$21,934	$736	$198	$22,868
60%-69.99%	10,721	367	199	11,287
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455
Total commercial mortgage and agricultural property loans	$36,101	$1,825	$595	$38,521

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on nonaccrual status as of the dates indicated.

	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$38,484	$0	$0	$0	$0	$0	$38,484	$52
Agricultural property loans	2,806	2	0	0	1	3	2,809	1
Residential property loans	1	2	0	0	1	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0
Total	$41,888	$4	$0	$0	$2	$6	$41,894	$54

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2014
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$36,068	$61	$0	$0	$0	$61	$36,129	$99
Agricultural property loans	2,390	0	1	0	1	2	2,392	1
Residential property loans	0	3	0	0	1	4	4	0
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0
Total	$39,055	$64	$1	$0	$2	$67	$39,122	$100

See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2015 and 2014, there were $214 million and $0 million, respectively, of commercial mortgage and other loans acquired, other than those through direct origination and there were $0 million and $25 million, respectively, of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

For the years ended December 31, 2015 and 2014, there were $22 million and $0 million, respectively, of private debt commitments to borrowers that have been involved in a troubled debt restructuring.

As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in millions)
Joint ventures and limited partnerships:
Non-real estate-related	$6,281	$6,340
Real estate-related	766	633
Total joint ventures and limited partnerships	7,047	6,973
Real estate held through direct ownership(1)	1,086	966
Other	710	890
Total other long-term investments	$8,843	$8,829
__________

(1)	Includes wholly owned subsidiaries that own real property financed by debt that is recourse only to the real property.

Equity Method Investments
The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2015	2014
	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$50,346	$43,757
Total liabilities(2)	$13,580	$11,678
Partners’ capital	36,766	32,079
Total liabilities and partners’ capital	$50,346	$43,757
Total liabilities and partners’ capital included above	$3,773	$3,895
Equity in limited partnership interests not included above	398	290
Carrying value	$4,171	$4,185
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2015	2014	2013
	(in millions)
STATEMENTS OF OPERATIONS
Total revenues(1)	$4,029	$5,055	$3,619
Total expenses(2)	(1,794)	(1,647)	(935)
Net earnings (losses)	$2,235	$3,408	$2,684
Equity in net earnings (losses) included above	$162	$461	$210
Equity in net earnings (losses) of limited partnership interests not included above	22	52	49
Total equity in net earnings (losses)	$184	$513	$259
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31 was from the following sources:

	2015	2014	2013
	(in millions)
Fixed maturities, available-for-sale(1)	$6,660	$6,805	$6,790
Fixed maturities, held-to-maturity(1)	157	125	45
Equity securities, available-for-sale	212	222	214
Trading account assets	728	764	770
Commercial mortgage and other loans	1,950	1,869	1,754
Policy loans	487	491	475
Short-term investments and cash equivalents	28	22	24
Other long-term investments	651	879	517
Gross investment income	10,873	11,177	10,589
Less: investment expenses	(617)	(591)	(526)
Net investment income	$10,256	$10,586	$10,063
__________

(1)	Includes income on credit-linked notes which are reported on the same financial line item as related surplus notes, as conditions are met for right to offset. See Note 14 for additional information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Carrying value for non-income producing assets included $339 million in fixed maturities, $11 million in trading account assets supporting insurance liabilities, $5 million in other long-term investments and $10 million in commercial mortgage and other loans as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.

As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31 were from the following sources:

	2015	2014	2013
	(in millions)
Fixed maturities	$278	$590	$(887)
Equity securities	425	449	317
Commercial mortgage and other loans	(1)	106	(15)
Investment real estate	30	0	0
Joint ventures and limited partnerships	(144)	(18)	(22)
Derivatives(1)	849	2,722	(1,962)
Other	8	(8)	7
Realized investment gains (losses), net	$1,445	$3,841	$(2,562)
__________

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$156	$253	$46
Fixed maturity securities, available-for-sale—all other	3,802	11,459	4,606
Equity securities, available-for-sale	1,257	1,929	2,063
Derivatives designated as cash flow hedges(1)	1,151	208	(378)
Other investments(2)	(28)	59	59
Net unrealized gains (losses) on investments	$6,338	$13,908	$6,396
__________

(1)	See Note 21 for more information on cash flow hedges.

(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets,” and losses on notes associated with payables under a netting agreement.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position at December 31 for the years indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$738	$10	$0	$0	$738	$10
Obligations of U.S. states and their political subdivisions	1,372	39	7	1	1,379	40
Foreign government bonds	1,049	56	101	20	1,150	76
U.S. corporate public securities	22,153	1,291	3,341	554	25,494	1,845
U.S. corporate private securities	5,878	226	776	89	6,654	315
Foreign corporate public securities	5,152	264	1,529	329	6,681	593
Foreign corporate private securities	5,890	333	3,784	637	9,674	970
Commercial mortgage-backed securities	3,815	61	459	7	4,274	68
Asset-backed securities	4,087	30	3,052	87	7,139	117
Residential mortgage-backed securities	513	4	100	2	613	6
Total	$50,647	$2,314	$13,149	$1,726	$63,796	$4,040
Equity securities, available-for-sale	$1,004	$73	$11	$1	$1,015	$74

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,192	$2	$0	$0	$1,192	$2
Obligations of U.S. states and their political subdivisions	105	1	82	2	187	3
Foreign government bonds	160	3	200	11	360	14
U.S. corporate public securities	4,046	94	9,384	434	13,430	528
U.S. corporate private securities	1,810	53	828	34	2,638	87
Foreign corporate public securities	1,826	71	2,188	136	4,014	207
Foreign corporate private securities	3,181	175	546	35	3,727	210
Commercial mortgage-backed securities	1,283	6	1,720	32	3,003	38
Asset-backed securities	3,363	16	3,175	116	6,538	132
Residential mortgage-backed securities	35	0	158	3	193	3
Total	$17,001	$421	$18,281	$803	$35,282	$1,224
Equity securities, available-for-sale	$809	$51	$9	$1	$818	$52
__________

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, are composed of $3,495 million and $1,031 million related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $545 million and $191 million, related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2015, the $1,726 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical and basic industry sectors of the Company’s corporate securities. At December 31, 2014, the $803 million of gross unrealized losses of twelve months or more were concentrated in the energy,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

consumer non-cyclical, and basic industry sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spreads widening. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At December 31, 2015, $11 million of the gross unrealized losses on equity securities represented declines in value of greater than 20%, $10 million of which had been in that position for less than six months. At December 31, 2014, $11 million of the gross unrealized losses on equity securities represented declines in value of greater than 20%, all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.

Repurchase Agreements and Securities Lending Transactions

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of repurchase agreements as of the date indicated.

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
	Overnight & Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,991	$4,513	$253	$0	$6,757
Obligations of U.S. states and their political subdivisions	0	0	0	0	0
Foreign government bonds	0	0	0	0	0
U.S. corporate public securities	11	0	0	0	11
U.S. corporate private securities	0	0	0	0	0
Foreign corporate public securities	0	0	0	0	0
Foreign corporate private securities	0	0	0	0	0
Asset-backed securities	0	0	0	0	0
Commercial mortgage-backed securities	0	0	0	0	0
Residential mortgage-backed securities	169	945	0	0	1,114
Equity securities	0	0	0	0	0
Total repurchase agreements	$2,171	$5,458	$253	$0	$7,882

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of securities lending transactions as of the date indicated.

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
	Overnight & Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$94	$0	$0	$0	$94
Obligations of U.S. states and their political subdivisions	4	0	0	0	4
Foreign government bonds	241	0	0	0	241
U.S. corporate public securities	1,392	86	0	0	1,478
U.S. corporate private securities	0	0	0	0	0
Foreign corporate public securities	577	50	0	0	627
Foreign corporate private securities	0	0	0	0	0
Asset-backed securities	0	0	0	0	0
Commercial mortgage-backed securities	8	0	0	0	8
Residential mortgage-backed securities	0	97	0	0	97
Equity securities	936	0	0	0	936
Total securities lending transactions	$3,252	$233	$0	$0	$3,485

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in millions)
Fixed maturities	$11,503	$15,112
Trading account assets supporting insurance liabilities	327	391
Other trading account assets	8	231
Separate account assets	2,128	2,861
Equity securities	903	512
Total securities pledged	$14,869	$19,107

 As of December 31, 2015, the carrying amount of the associated liabilities supported by the pledged collateral was $14,546 million. Of this amount, $7,882 million was “Securities sold under agreements to repurchase,” $2,178 million was “Separate account liabilities,” $3,485 million was “Cash collateral for loaned securities,” and $1,001 million was supporting outstanding funding agreements included in “Policyholders’ account balances.” As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $18,805 million(1). Of this amount, $9,407 million was “Securities sold under agreements to repurchase,” $2,935 million was “Separate account liabilities,” $4,236 million was “Cash collateral for loaned securities,” $1,947 million(2) was supporting outstanding funding agreements included in “Policyholders’ account balances,” and $280 million was “Short-term debt(3).”

Assets of $106 million and $109 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $603 million and $606 million at December 31, 2015 and 2014, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $109 million and $163 million at December 31, 2015 and 2014, respectively. These amounts include member and activity based stock associated

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $88 million and $93 million at December 31, 2015 and 2014, respectively, were included in “Other assets.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell, and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $7,675 million at December 31, 2015 (the largest components of which include $2,076 million of securities and $5,599 million of cash from OTC derivative counterparties) and $6,486 million at December 31, 2014 (the largest components of which include $1,301 million of securities and $5,185 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.
__________

(1)	Amount noted above has been revised to correct previously reported amount of $16,858 million.

(2)	Amount noted above has been revised to correct previously reported amount of $0 million.

(3)	Previously reported as “Long-term debt.”

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first (the “Investment Company Model”) relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2015	2014
	(in millions)
Trading account assets supporting insurance liabilities	$10	$11
Commercial mortgage and other loans	300	300
Other long-term investments	23	19
Cash and cash equivalents	1	0
Other assets	3	0
Total assets of consolidated VIEs	$337	$330
Other liabilities	0	1
Total liabilities of consolidated VIEs	$0	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exceptions. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,958 million and $2,705 million at December 31, 2015 and 2014, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company utilizes the Investment Company Model to assess consolidation. Accordingly, the Company has determined that it is not the primary beneficiary of these entities because it does not stand to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For all other investment structures, the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $67 million and $46 million at December 31, 2015 and 2014, respectively. These investments are reflected in “Fixed maturities, available-for-sale” and “Trading account assets, at fair value.” The fair value of assets held within these unconsolidated VIEs was $818 million and $1,476 million as of December 31, 2015 and 2014, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $7,047 million and $6,968 million as of December 31, 2015 and 2014, respectively. In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31 are as follows:

	2015	2014	2013
	(in millions)
Balance, beginning of year	$10,202	$10,210	$7,982
Capitalization of commissions, sales and issue expenses	1,358	1,270	1,593
Amortization	(1,070)	(940)	205
Change in unrealized investment gains and losses	378	(338)	430
Foreign currency translation	(2)	0	0
Other(1)	77	0	0
Balance, end of year	$10,943	$10,202	$10,210
__________

(1)	Represents assumed DAC upon reinsurance agreement with Prudential Annuities Life Assurance Corporation. See Note 13 for additional information.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold its remaining investment in China Pacific Group in January 2013, resulting in a pre-tax gain of $66 million for the year ended December 31, 2013. The Company recognized after-tax equity earnings from this operating joint venture of $43 million for the year ended December 31, 2013. No dividend was received from this investment for the year ended December 31, 2013.

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31 are as follows:

	2015(1)	2014	2013
	(in millions)
Balance, beginning of year	$1,243	$1,596	$227
Acquisitions	0	7	1,370
Amortization	(58)	(334)	(94)
Change in unrealized investment gains and losses	207	(94)	24
Interest(2)	63	68	69
Foreign currency translation	(1)	0	0
Other	6	0	0
Balance, end of year	$1,460	$1,243	$1,596
__________

(1)
The VOBA balances at December 31, 2015 were $201 million, $1,250 million and $9 million related to the insurance transactions associated with the CIGNA, the Hartford Life Business, and Gibraltar BSN Life Berhad, respectively. The weighted average remaining expected lives were approximately 12, 10 and 13 years for the VOBA related to CIGNA, the Hartford Life Business, and Gibraltar BSN Life Berhad, respectively.

(2)
The interest accrual rates vary by product. The interest rates for 2015 were 6.40%, 3.00% to 6.17% and 4.07% to 5.51% for the VOBA related to CIGNA, the Hartford Life Business and Gibraltar BSN Life Berhad, respectively. The interest rates for 2014 were 6.40%, 3.00% to 6.17% and 4.07% to 5.51% for the VOBA related to CIGNA, the Hartford Life Business and Gibraltar BSN Life Berhad, respectively. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and the Hartford Life Business, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2016	2017	2018	2019	2020
	(in millions)
Estimated future VOBA amortization	$112	$108	$102	$97	$94

9.	OTHER INTANGIBLES

Other intangible balances at December 31 are as follows:

	2015			2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(105)	$69	$174	$(96)	$78
Other	68	(39)	29	32	(26)	6
Total	$242	$(144)	$98	$206	$(122)	$84

Amortization expense for other intangibles was $22 million, $11 million and $12 million for the years ending December 31, 2015, 2014 and 2013, respectively. Amortization expense for other intangibles is expected to be approximately $16 million in 2016, $12 million in 2017, $7 million in 2018, $6 million in 2019 and $5 million in 2020.

10.	POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2015	2014
	(in millions)
Life insurance	$63,254	$62,826
Individual and group annuities and supplementary contracts	54,782	52,746
Other contract liabilities	9,745	8,948
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	127,781	124,520
Unpaid claims and claim adjustment expenses	2,789	2,917
Total future policy benefits	$130,570	$127,437

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 7% and 8% of direct individual life insurance in force at December 31, 2015 and 2014, respectively, and 64%, 65% and 67% of direct individual life insurance premiums for 2015, 2014 and 2013, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.2% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 2.8% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.9% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2015	2014
	(in millions)
Individual annuities	$10,775	$10,116
Group annuities	25,334	25,210
Guaranteed investment contracts and guaranteed interest accounts	13,060	13,177
Funding agreements	3,997	4,691
Interest-sensitive life contracts	20,861	19,141
Dividend accumulation and other	17,042	16,460
Total policyholders’ account balances	$91,069	$88,795

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2015 and 2014 are $2,957 million and $2,705 million, respectively, related to the Company’s FANIP. Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.5% to 2.6% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2015 and 2014 is the medium-term note liability, which is carried at amortized cost, of $2,958 million and $2,705 million, respectively. For additional details on the FANIP, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”) of $1,001 million and $1,947 million, as of December 31, 2015 and 2014, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.8% to 1.7% and original maturities ranging from four to seven years. For additional details on the FHLBNY program, see Note 14.

Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 12.5% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

11.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (no-lapse guarantee). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$80,097	$17	$79,182	$20
Net amount at risk	$395	$0	$49	$0
Average attained age of contractholders	64 years	71 years	63 years	71 years
Minimum return or contract value
Account value	$24,681	$93,604	$26,411	$93,445
Net amount at risk	$3,016	$3,008	$1,940	$1,553
Average attained age of contractholders	68 years	64 years	67 years	62 years
Average period remaining until earliest expected annuitization	N/A	0.11 years	N/A	0.11 years
__________

(1)	Includes income and withdrawal benefits.

	December 31,
	2015	2014
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$6,487	$6,774
General account value	$10,971	$9,919
Net amount at risk	$190,547	$178,887
Average attained age of contractholders	57 years	57 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2015	2014
	(in millions)
Equity funds	$64,352	$66,281
Bond funds	34,377	32,314
Money market funds	4,273	5,552
Total	$103,002	$104,147

In addition to the amounts invested in separate account investment options above, $3,510 million at December 31, 2015, and $3,162 million at December 31, 2014, of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2015, 2014 and 2013, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

these embedded derivatives to an affiliate who maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2012	$305	$263	$183	$1,552
Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)(3)	1,341	5	0	0
Balance at December 31, 2013	1,744	259	47	(326)
Incurred guarantee benefits(1)	786	164	60	5,403
Paid guarantee benefits	(18)	(42)	(14)	0
Other(2)	284	4	0	0
Balance at December 31, 2014	2,796	385	93	5,077
Incurred guarantee benefits(1)	510	124	(27)	220
Paid guarantee benefits	(22)	(56)	(14)	0
Other(2)	(194)	14	1	235
Balance at December 31, 2015	$3,090	$467	$53	$5,532
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)
Other primarily represents impact of changes in unrealized investment gains and losses. For 2015, other also includes assumed guarantees upon reinsurance agreement with Prudential Annuities Life Assurance Corporation. See Note 13 for additional information regarding this agreement.

(3)	GMDB includes amounts acquired from The Hartford Life Business on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMDB, GMIB, GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $269 million and $15 million as of December 31, 2015 and 2014, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	Sales Inducements
	(in millions)
Balance at December 31, 2012		$800
Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8
Balance at December 31, 2013	1,004
Capitalization	9
Amortization	(163)
Change in unrealized gain/(loss) on investments	(2)
Balance at December 31, 2014	848
Capitalization	7
Amortization	(164)
Change in unrealized gain/(loss) on investments	5
Other(1)	39
Balance at December 31, 2015		$735
__________

(1)	Represents assumed DSI upon reinsurance agreement with Prudential Annuities Life Assurance Corporation. See Note 13 for additional information.

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued in the U.S by Prudential Insurance. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block. The Class B Repurchase discussed in Note 1 did not change the Closed Block assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

methodology for determining policyholder dividends, or impact the guaranteed benefits, premiums or dividends for Closed Block policyholders.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2015 and 2014, the Company recognized a policyholder dividend obligation of $1,694 million and $1,558 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $2,815 million and $5,053 million at December 31, 2015 and 2014, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 5, 2013, December 5, 2014 and December 4, 2015, Prudential Insurance’s Board of Directors acted to increase the 2014, 2015 and 2016 dividends payable on Closed Block policies, respectively. These actions resulted in an increase of $33 million, $60 million and $58 million in the liability for policyholders dividends recognized for the years ended December 31, 2013, 2014 and 2015, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2015	2014
	(in millions)
Closed Block liabilities
Future policy benefits	$49,538	$49,863
Policyholders’ dividends payable	945	931
Policyholders’ dividend obligation	4,509	6,612
Policyholders’ account balances	5,250	5,310
Other Closed Block liabilities	4,171	5,084
Total Closed Block liabilities	64,413	67,800
Closed Block assets
Fixed maturities, available-for-sale, at fair value	37,584	40,629
Other trading account assets, at fair value	288	302
Equity securities, available-for-sale, at fair value	2,726	3,522
Commercial mortgage and other loans	9,770	9,472
Policy loans	4,790	4,914
Other long-term investments	2,921	2,765
Short-term investments	1,467	1,225
Total investments	59,546	62,829
Cash and cash equivalents	1,036	1,201
Accrued investment income	506	527
Other Closed Block assets	458	332
Total Closed Block assets	61,546	64,889
Excess of reported Closed Block liabilities over Closed Block assets	2,867	2,911
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	2,800	5,040
Allocated to policyholder dividend obligation	(2,815)	(5,053)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,852	$2,898

Information regarding the policyholder dividend obligation is as follows:

	2015	2014
	(in millions)
Balance, January 1	$6,612	$4,511
Impact from earnings allocable to policyholder dividend obligation	137	672
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(2,240)	1,429
Balance, December 31	$4,509	$6,612

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31 are as follows:

	2015	2014	2013
	(in millions)
Revenues
Premiums	$2,668	$2,704	$2,728
Net investment income	2,709	2,809	2,796
Realized investment gains (losses), net	834	1,164	230
Other income (loss)	23	34	57
Total Closed Block revenues	6,234	6,711	5,811
Benefits and Expenses
Policyholders’ benefits	3,366	3,326	3,334
Interest credited to policyholders’ account balances	135	136	136
Dividends to policyholders	2,130	2,635	1,910
General and administrative expenses	423	444	467
Total Closed Block benefits and expenses	6,054	6,541	5,847
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	180	170	(36)
Income tax expense (benefit)	136	139	(57)
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	44	31	21
Income (loss) from discontinued operations, net of taxes	0	1	0
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$44	$32	$21

13.	REINSURANCE
The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from Prudential Annuities Life Assurance Corporation (“PALAC”), a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covers most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, until Union Hamilton’s quota share reaches $5 billion of new rider premiums through December 31, 2016. These guaranteed benefit features are accounted for as embedded derivatives.

On January 2, 2013, the Company acquired the Hartford Life Business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries. In 2014, the Company entered into a significant reinsurance transaction with a new United Kingdom counterparty. The account value associated with this transaction was $27 billion.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

Since 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, Ltd, (“Pruco Re”), an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life in 2013. In addition, through December 31, 2014, the Company had in place reinsurance agreements covering 90% of the long-term risks associated with the Closed Block division, including 17% reinsured by affiliates, through various modified coinsurance arrangements accounted for using the deposit method of accounting. During 2014, the Company also had reinsurance covering 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Effective January 1, 2015, these reinsurance arrangements with both third party reinsurers and affiliates related to the Closed Block division were recaptured.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income and policyholders’ benefits for the years ended December 31, were as follows:

	2015	2014	2013
	(in millions)
Direct premiums	$14,176	$15,275	$10,331
Reinsurance assumed	4,200	2,789	1,955
Reinsurance ceded	(1,642)	(1,541)	(1,480)
Premiums	$16,734	$16,523	$10,806

Direct policy charges and fee income	$3,927	$3,692	$3,400
Reinsurance assumed	1,180	1,425	919
Reinsurance ceded	(331)	(270)	(147)
Policy charges and fee income	$4,776	$4,847	$4,172

Direct policyholders’ benefits	$17,350	$18,455	$12,884
Reinsurance assumed	4,985	4,214	2,231
Reinsurance ceded	(1,716)	(1,915)	(1,489)
Policyholders’ benefits	$20,619	$20,754	$13,626

Reinsurance recoverables at December 31 are as follows:

	2015	2014
	(in millions)
Individual and group annuities(1)(3)	$5,395	$5,263
Life insurance(2)	4,165	4,092
Other reinsurance	156	156
Total reinsurance recoverables	$9,716	$9,511
__________

(1)
Primarily represents reinsurance recoverables of $4,594 million and $4,523 million at December 31, 2015 and 2014, respectively, related to the arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd., and $650 million and $704 million (which reflects a corrected amount previously reported as $105 million) at December 31, 2015 and 2014, respectively, related to the acquisition of the retirement business of CIGNA.The Company recorded reinsurance payables of $650 million and $704 million (which reflects a corrected amount previously reported as $105 million) at December 31, 2015 and 2014, respectively, related to the acquisition of the retirement business of CIGNA. Also included is $7 million of reinsurance recoverables as of December 31, 2015 established under the reinsurance agreement with Union Hamilton Reinsurance, Ltd. related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

(2)
Includes $2,118 million and $2,130 million of reinsurance recoverables established at December 31, 2015 and 2014, respectively, under the reinsurance arrangements associated with the acquisition of the Hartford Life Business. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,305 million and $1,300 million at December 31, 2015 and 2014, respectively.

(3)
Amounts noted above have been revised to correct previously reported amounts due to the understatement of modified coinsurance (“MODCO”) reinsurance recoverables and payables related to the acquisition of the retirement business of CIGNA.

“Premiums” includes affiliated reinsurance assumed of $2,063 million, $1,665 million and $1,695 million and affiliated reinsurance ceded of $(100) million, $(118) million and $(131) million for the years ended December 31, 2015, 2014 and 2013, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,880 million, $1,485 million and $1,431 million and affiliated reinsurance ceded of $(24) million, $(54) million and $(39) million for the years ended December 31, 2015, 2014 and 2013, respectively.

“General and administrative expenses” include affiliated reinsurance assumed of $32 million, $35 million and $30 million for the years ended December 31, 2015, 2014 and 2013, respectively.

“Amortization of deferred policy acquisition costs” includes affiliated reinsurance assumed of $244 million, $166 million and $167 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 53% of the reinsurance recoverable at December 31, 2015. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies. If deemed necessary, the Company would secure collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability;

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

otherwise, an allowance for uncollectible reinsurance would be recorded. Under the Company’s longevity reinsurance transactions, the Company has secured collateral from its counterparties to minimize counterparty default risk.
“Reinsurance recoverables - affiliated” includes $4,627 million and $4,555 million at December 31, 2015 and 2014, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $745 million, a gain of $4,234 million, and a loss of $2,346 million for the years ended December 31, 2015, 2014 and 2013, respectively, related to the change in fair values of these ceded embedded derivative liabilities.
“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,597 million and $1,497 million at December 31, 2015 and 2014, respectively.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31 for the years indicated is as follows:

	2015	2014
	($ in millions)
Commercial paper	$384	$386
Other notes payable(1)	118	0
Current portion of long-term debt(2)(3)	109	1,720
Total short-term debt	$611	$2,106
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$306	$174
Daily average commercial paper outstanding	$811	$1,107
Weighted average maturity of outstanding commercial paper, in days	5	16
Weighted average interest rate on outstanding short-term debt(4)	0.34%	0.09%
__________

(1)	Includes notes due to related parties of $118 million at December 31, 2015. $39 million of the related party notes are denominated in foreign currency.

(2)	Includes collateralized borrowings from the FHLBNY of $280 million at December 31, 2014.

(3)
Includes notes due to related parties of $108 million and $585 million at December 31, 2015 and 2014, respectively. The related party notes payable have interest rates varying from 0.55% to 14.85% in 2015. The related party notes include $4 million and $81 million of notes denominated in foreign currency at December 31, 2015 and 2014, respectively.

(4)	Excludes the current portion of long-term debt.

At December 31, 2015 and 2014, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $98 million and $151 million as of December 31, 2015 and 2014, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2014, the 5% limitation equates to a maximum amount of pledged assets of $8.9 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $7.4 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2015, Prudential Insurance had pledged assets with a fair value of $1.4 billion supporting outstanding funding agreements totaling $1.0 billion, which are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance, but not pledged, amounted to $4.5 billion as of December 31, 2015. Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2015.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. As of December 31, 2015, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $210 million as of December 31, 2015.

Credit Facilities

As of December 31, 2015, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	Apr 2020	$4,000	$0

         The facility has both Prudential Financial and Prudential Funding as borrowers. Borrowings under this credit facility may be used for general corporate purposes, and borrowings under the facility may be drawn from time to time to fund the working capital needs of the Company and its affiliates. In addition, amounts under the credit facility may be drawn in the form of standby letters of credit that can be used to meet operating needs of the Company and its affiliates. The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type, and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on Prudential Financial’s maintenance of consolidated net worth of at least $18.985 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. As of December 31, 2015, Prudential Financial’s consolidated net worth exceeded this required minimum amount.

This credit facility, which was entered into on April 14, 2015, amends and restates the Company’s previously existing $1.75 billion three-year credit facility.

In addition to the above credit facility, the Company had access to $510 million of certain other lines of credit at December 31, 2015, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2015, $343 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Long-term Debt

Long-term debt at December 31 for the years indicated is as follows:

	Maturity Dates	Rate(1)	2015	2014
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2017-2052	3.80%-8.30%	$6,297	$6,597
Surplus notes subject to set-off arrangements(3)	2021-2034	3.52%-5.42%	5,450	4,588
Senior notes(4)	2016-2027	0.55%-14.85%	577	371
Mortgage debt(5)	2019-2024	1.72%-3.74%	134	111
Floating-rate notes:
Surplus notes(6)	2016-2052	0.74%-1.58%	1,600	2,200
Surplus notes subject to set-off arrangements	2024	1.65%-1.73%	1,050	385
Mortgage debt(7)	2017-2025	0.65%-3.11%	430	391
Subtotal			15,538	14,643
Less: assets under set-off arrangements(8)			6,480	4,973
Total long-term debt			$9,058	$9,670
__________

(1)	Ranges of interest rates are for the year ended December 31, 2015.

(2)
Fixed-rate surplus notes at December 31, 2015 and 2014 include $5,456 million and $5,756 million, respectively, due to a related party. Maturities of these notes range from 2017 through 2052. The interest rates ranged from 3.80% to 8.30% in 2015.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2015 and 2014 include $1,600 million and $1,000 million, respectively, due to a related party. Maturities of these notes range from 2027 through 2034. The interest rate ranged from 3.82% to 5.42% in 2015.

(4)
Fixed-rate senior notes at December 31, 2015 and 2014 include $404 million and $197 million, respectively, due to related parties. Maturities of these notes range from 2016 through 2027 and interest rates ranged from 0.55% to 14.85% in 2015. These related party notes included $4 million and $9 million at December 31, 2015 and 2014, respectively, of notes which were denominated in foreign currency.

(5)	Includes $38 million and $40 million of debt denominated in foreign currency at December 31, 2015 and 2014, respectively.

(6)
Floating-rate surplus notes at December 31, 2015 and 2014 include $1,100 million and $1,700 million due to a related party, respectively. Maturities of these notes range from 2016 through 2018 and interest rates ranged from 0.74% to 1.22% in 2015. There were no related party balances at December 31, 2015.

(7)	Includes $212 million and $173 million of debt denominated in foreign currency at December 31, 2015 and 2014, respectively.

(8)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market. The fair market value adjustment at December 31, 2015 decreased the assets by $20 million including $9 million of related party available-for-sale securities.

At December 31, 2015 and 2014, the Company was in compliance with all debt covenants related to the borrowings in the table above.

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2015:

	Calendar Year
	2017	2018	2019	2020	2021 and thereafter	Total
	(in millions)
Long-term debt	$838	$674	$594	$112	$6,840	$9,058

Surplus Notes

As of December 31, 2015 and 2014, $841 million and $941 million of fixed-rate surplus notes were outstanding to non-affiliates, respectively. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2015 and 2014, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning as of September 18,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represented an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2015, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements, and no such payments under the credit-linked notes have been required.

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of surplus notes for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion. In December 2015, the facility was amended to increase the maximum potential size of the facility to $4.5 billion. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2015, an aggregate of $2.1 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a ten-year financing facility with certain unaffiliated financial institutions, pursuant to which the captive agreed to issue and sell a surplus note in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. The term of the financing facility may be extended, at the captive’s option, by up to five years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts. As of December 31, 2015, an aggregate of $1.05 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with an unaffiliated financial institution, pursuant to which the captive issued and sold $3.0 billion in principal amount of surplus notes in return for an equal principal amount of credit-linked notes issued by two special-purpose affiliates. One of the special-purpose affiliates, that is wholly-owned by Prudential Financial, also issued and sold to the unaffiliated financial institution $1.7 billion in principal amount of senior notes in exchange for cash. The maximum term of the financing is twenty years. The captive intends to hold the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

XXX in connection with the reinsurance through the captive of term life insurance policies. This financing facility replaced the $3.0 billion facility for this captive initially entered into in 2006. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. The unaffiliated financial institution has agreed to fund any such payment under a portion of the credit-linked notes in an aggregate amount of up to $1.0 billion, in return for a fee. The remaining obligations of the special-purpose affiliates to make such payments are supported by collateral held by those affiliates. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliates to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse the unaffiliated financial institution for any payments under the credit-linked notes funded by it and for any payments due but otherwise unpaid under the senior notes issued by the special-purpose affiliates. In December 2015, the special-purpose affiliate redeemed $600 million of its outstanding senior notes, and unaffiliated financial institutions agreed to fund any necessary payments on $600 million of the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligation with respect to payments made under this $600 million of credit-linked notes.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Another captive reinsurance subsidiary has $500 million of surplus notes outstanding that were issued in 2007 with unaffiliated institutions to finance non-economic reserves required under Guideline AXXX. Prudential Financial has agreed to maintain the capital of this captive at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2015 and 2014, there were no collateral postings made under these derivative instruments.

As of December 31, 2015, captive reinsurance subsidiaries had a total outstanding $5,453 million of fixed-rate surplus notes to affiliates and $1,100 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

On February 18, 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain unaffiliated financial institutions and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit- linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2015, there were no surplus notes outstanding under the facility.

Other

Asset-Backed Notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. In 2015, the remaining $750 million was repaid with $50 million and $700 million, representing scheduled repayments and maturities, respectively.

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2015, the Company’s subsidiaries had mortgage debt of $564 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $62 million from December 31, 2014, due to new borrowings in 2015 of $149 million including foreign exchange fluctuations offset by prepayments of $72 million and foreign exchange fluctuations of $15 million on debt outstanding as of December 31, 2014.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $3.6 million, $3.2 million and $1.0 million for the years ended December 31, 2015, 2014 and 2013, respectively. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $702 million and $578 million for the years ended December 31, 2015, 2014 and 2013, respectively. Interest expense related to affiliated debt was $404 million, $387 million and $358 million for the years ended December 31, 2015, 2014 and 2013, respectively. “Due to parent and affiliates” included $43 million and $51 million associated with the affiliated long-term interest payable at December 31, 2015 and 2014, respectively.

15.	EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to The Prudential Insurance Company of America” for the years ended December 31 are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2012	$85	$5,079	$(1,952)	$3,212
Change in OCI before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671
Balance, December 31, 2013	89	1,415	(1,406)	98
Change in OCI before reclassifications	(52)	6,461	(1,071)	5,338
Amounts reclassified from AOCI	0	(1,194)	84	(1,110)
Income tax benefit (expense)	14	(1,878)	350	(1,514)
Balance, December 31, 2014	51	4,804	(2,043)	2,812
Change in OCI before reclassifications	(88)	(3,599)	(429)	(4,116)
Amounts reclassified from AOCI	19	(958)	185	(754)
Income tax benefit (expense)	15	1,548	85	1,648
Balance, December 31, 2015	$(3)	$1,795	$(2,202)	$(410)
__________

(1)	Includes cash flow hedges of $1,151 million, $208 million and $(379) million as of December 31, 2015, 2014 and 2013, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2015	2014	2013
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(10)	$0	$0	Realized investment gains (losses), net
Foreign currency translation adjustment	(9)	0	(4)	Other income
Total foreign currency translation adjustment	(19)	0	(4)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	(4)	(3)	(1)	(3)
Cash flow hedges—Currency/Interest rate	259	158	(45)	(3)
Net unrealized investment gains (losses) on available-for-sale securities	703	1,039	(569)
Net unrealized investment gains (losses)—all other	0	0	66
Total net unrealized investment gains (losses)	958	1,194	(549)	(4)
Amortization of defined benefit items:
Prior service cost	7	13	14	(5)
Actuarial gain (loss)	(192)	(97)	(131)	(5)
Total amortization of defined benefit items	(185)	(84)	(117)
Total reclassifications for the period	$754	$1,110	$(670)
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 21 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI and VOBA	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on investments arising during the period	183				(64)	119
Reclassification adjustment for (gains) losses included in net income	115				(40)	75
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(75)	26	(49)
Balance, December 31, 2013	46	(6)	4	64	(44)	64
Net investment gains (losses) on investments arising during the period	152				(53)	99
Reclassification adjustment for (gains) losses included in net income	(3)				1	(2)
Reclassification adjustment for OTTI losses excluded from net income(1)	58				(20)	38
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		0			0	0
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(2)		1	(1)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(96)	34	(62)
Balance, December 31, 2014	253	(6)	2	(32)	(81)	136
Net investment gains (losses) on investments arising during the period	(6)				2	(4)
Reclassification adjustment for (gains) losses included in net income	(85)				29	(56)
Reclassification adjustment for OTTI losses excluded from net income(1)	(6)				2	(4)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		12			(4)	8
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			11		(4)	7
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2015	$156	$6	$13	$(31)	$(56)	$88
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI and VOBA	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151
Net investment gains (losses) on investments arising during the period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains) losses included in net income	434				(152)	282
Reclassification adjustment for OTTI losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		456			(160)	296
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			533		(187)	346
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,929	(675)	1,254
Balance, December 31, 2013	6,351	(185)	(686)	(3,688)	(441)	1,351
Net investment gains (losses) on investments arising during the period	8,553				(3,028)	5,525
Reclassification adjustment for (gains) losses included in net income	(1,191)				417	(774)
Reclassification adjustment for OTTI losses excluded from net income(2)	(58)				20	(38)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(422)			148	(274)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(392)		137	(255)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,334)	467	(867)
Balance, December 31, 2014	13,655	(607)	(1,078)	(5,022)	(2,280)	4,668
Net investment gains (losses) on investments arising during the period	(6,606)				2,272	(4,334)
Reclassification adjustment for (gains) losses included in net income	(873)				300	(573)
Reclassification adjustment for OTTI losses excluded from net income(2)	6				(2)	4
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		578			(202)	376
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			173		(61)	112
Impact of net unrealized investment (gains) losses on policyholders’ dividends				2,237	(783)	1,454
Balance, December 31, 2015	$6,182	$(29)	$(905)	$(2,785)	$(756)	$1,707
__________

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2015, Prudential Insurance’s unassigned surplus was $9,781 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $1,399 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($11,543 million as of December 31, 2015) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31 ($2,555 million for the year ended December 31, 2015), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $2,555 million in 2016 without prior approval of the NJDOBI. Of the $2,555 million, $605 million is permitted to be paid prior to May 2016 without prior approval of the NJDOBI. The remaining $1,950 million is permitted to be paid after May 2016, without prior approval of the NJDOBI.

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $5,253 million, $901 million and $1,358 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus of Prudential Insurance amounted to $11,543 million and $10,331 million at December 31, 2015 and 2014, respectively.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2015, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2015 and 2014, respectively, or for the years ended December 31, 2015, 2014 and 2013, respectively.

16.	STOCK-BASED COMPENSATION

In 2015 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2015, 2014 and 2013, include allocated costs of $6 million, $8 million and $13 million, respectively, associated with employee stock options and $63 million, $53 million and $53 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company updated its mortality assumption as of December 31, 2014 with respect to its measure of its domestic pension and postretirement obligations as a result of a review of plan experience following the Society of Actuaries (“SOA”) final issuance in October 2014 of a study of rates of mortality and expected future improvement in mortality rates for U.S. participants. The foreign plans use the most current published mortality tables related to the foreign location.

The Company’s evaluation resulted in an increase in its domestic obligations for pensions and postretirement of $452 million or 4.9% and $124 million or 6.3%, respectively. The offset to these benefit obligation increases was recorded in AOCI as of December 31, 2014. The mortality assumption update resulted in an increase in benefit cost in 2015 of $76 million and $15 million for the pension and postretirement plans, respectively. The 2015 cost increases included additional amortization of actuarial losses for pension and postretirement of $51 million and $9 million, respectively.

As a result of this mortality assumption change, future benefit payments are expected to increase and, based upon the specific funding method for a given benefit plan, will be sourced primarily from existing plan assets or via employer contributions. The increases in the undiscounted expected cash outflows underlying the domestic benefit obligations are distributed whereby 8% occurs in the next ten years from December 31, 2014, 23% in the next ten year band and 69% in the remaining future years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2015 and 2014 is summarized below:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(11,122)	$(9,416)	$(2,203)	$(2,078)
Acquisition/divestiture	0	72	0	0
Service cost	(186)	(163)	(18)	(16)
Interest cost	(451)	(460)	(84)	(95)
Plan participants’ contributions	0	0	(29)	(29)
Medicare Part D subsidy receipts	0	0	(12)	(8)
Amendments	0	0	(2)	0
Actuarial gains (losses), net	377	(1,724)	40	(162)
Settlements	0	9	0	0
Special termination benefits	(2)	(4)	0	0
Benefits paid	566	548	176	183
Foreign currency changes and other	15	16	3	2
Benefit obligation at end of period	$(10,803)	$(11,122)	$(2,129)	$(2,203)
Change in plan assets
Fair value of plan assets at beginning of period	$12,776	$11,782	$1,717	$1,745
Actual return on plan assets	29	1,502	9	120
Employer contributions	77	71	5	6
Plan participants’ contributions	0	0	29	29
Disbursement for settlements	0	(9)	0	0
Benefits paid	(566)	(548)	(176)	(183)
Foreign currency changes and other	(19)	(22)	0	0
Fair value of plan assets at end of period	$12,297	$12,776	$1,584	$1,717
Funded status at end of period	$1,494	$1,654	$(545)	$(486)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,675	$2,823	$0	$0
Accrued benefit liability	(1,181)	(1,169)	(545)	(486)
Net amount recognized	$1,494	$1,654	$(545)	$(486)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(8)	(9)	(1)	(8)
Net actuarial loss	2,859	2,649	610	586
Net amount not recognized	$2,851	$2,640	$609	$578
Accumulated benefit obligation	$(10,215)	$(10,565)	$(2,129)	$(2,203)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,148 million and $1,138 million benefit obligation at December 31, 2015 and 2014, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust in 2015 and 2014. As of December 31, 2015 and 2014, the assets in the trust had a carrying value of $722 million and $656 million, respectively.

Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2015 and 2014. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2015 and 2014. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Information for pension plans with a projected benefit obligation in excess of plan assets

	2015	2014
	(in millions)
Projected benefit obligation	$1,181	$1,170
Fair value of plan assets	$0	$1

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2015	2014
	(in millions)
Accumulated benefit obligation	$981	$980
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2015 and 2014 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $21 million as of December 31, 2015 and 2014, respectively.

Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S Equities, International Equities, Real Estate and Other Assets are recognized over a five year period. However, the fair value for Fixed Maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2015	2014	2013	2015	2014	2013
	(in millions)
Service cost	$186	$163	$155	$18	$16	$15
Interest cost	451	460	413	84	95	88
Expected return on plan assets	(772)	(709)	(766)	(115)	(116)	(87)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	(5)	(11)	(11)
Amortization of actuarial (gain) loss, net	154	72	76	38	25	55
Settlements	0	4	0	0	0	0
Special termination benefits(1)	2	4	2	0	0	0
Net periodic (benefit) cost	$19	$(8)	$(122)	$20	$9	$60
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2012	$0	$(16)	$2,244	$0	$(30)	$877
Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5
Balance, December 31, 2013	0	(12)	1,806	0	(19)	456
Amortization for the period	0	2	(72)	0	11	(25)
Deferrals for the period	0	0	931	0	0	158
Impact of foreign currency changes and other	0	1	(16)	0	0	(3)
Balance, December 31, 2014	0	(9)	2,649	0	(8)	586
Amortization for the period	0	2	(154)	0	5	(38)
Deferrals for the period	0	0	366	0	2	66
Impact of foreign currency changes and other	0	(1)	(1)	0	0	(3)
Balance, December 31, 2015	$0	$(8)	$2,860	$0	$(1)	$611

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2016 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$(2)
Amortization of actuarial (gain) loss, net	163	41
Total	$161	$39

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2015	2014	2013	2015	2014	2013
Weighted average assumptions
Discount rate (beginning of period)	4.10%	4.95%	4.05%	3.95%	4.75%	3.85%
Discount rate (end of period)	4.50%	4.10%	4.95%	4.35%	3.95%	4.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-6.66%	5.00-7.08%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.00%	5.00-6.66%	5.00-7.08%
For 2015, 2014 and 2013, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2019, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2015, 2014 and 2013, the ultimate health care cost trend rate after gradual decrease until: 2021, 2019, 2019 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2015 and December 31, 2014 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2015 portfolio is selected from a compilation of approximately 720 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2015 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2014. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2016. The expected rate of return for 2016 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

	Other Postretirement Benefits
	(in millions)
One percentage point increase
Increase in total service and interest costs		$6
Increase in postretirement benefit obligation	143
One percentage point decrease
Decrease in total service and interest costs		$5
Decrease in postretirement benefit obligation	114

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2015 are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	16%	25%	58%
International Equities	2%	16%	2%	22%
Fixed Maturities	51%	68%	3%	52%
Short-term Investments	0%	15%	0%	44%
Real Estate	2%	16%	0%	0%
Other	0%	16%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2015 and December 31, 2014 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities—See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Partnerships—The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds—The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2015
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$636	$0	$636
Common/collective trusts(1)	0	85	0	85
Subtotal				721
International Equities:
Pooled separate accounts(2)	0	321	0	321
Common/collective trusts(3)	0	229	0	229
United Kingdom insurance pooled funds(4)	0	50	0	50
Subtotal				600
Fixed Maturities:
Pooled separate accounts(5)	0	1,183	35	1,218
Common/collective trusts(6)	0	139	0	139
U.S. government securities (federal):
Mortgage-backed	0	1	0	1
Other U.S. government securities	0	661	0	661
U.S. government securities (state & other)	0	582	0	582
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds(7)	0	293	0	293
Corporate Debt:
Corporate bonds(8)	0	4,417	0	4,417
Asset-backed	0	8	0	8
Collateralized Mortgage Obligations(9)	0	109	0	109
Interest rate swaps (Notional amount: $2,073)	0	(5)	0	(5)
Other(10)	685	2	93	780
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0
Subtotal				8,212
Short-term Investments:
Pooled separate accounts	0	39	0	39
United Kingdom insurance pooled funds	0	0	0	0
Subtotal				39
Real Estate:
Pooled separate accounts(12)	0	0	607	607
Partnerships	0	0	347	347
Subtotal				954
Other:
Partnerships	0	0	481	481
Hedge funds	0	0	1,290	1,290
Subtotal				1,771
Total	$685	$8,759	$2,853	$12,297

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$881	$0	$881
Common/collective trusts(1)	0	87	0	87
Subtotal				968
International Equities:
Pooled separate accounts(2)	0	323	0	323
Common/collective trusts(3)	0	201	0	201
United Kingdom insurance pooled funds(4)	0	45	0	45
Subtotal				569
Fixed Maturities:
Pooled separate accounts(5)	0	1,162	35	1,197
Common/collective trusts(6)	0	271	0	271
U.S. government securities (federal):
Mortgage-backed	0	1	0	1
Other U.S. government securities	0	852	0	852
U.S. government securities (state & other)	0	694	0	694
Non-U.S. government securities	0	12	0	12
United Kingdom insurance pooled funds(7)	0	320	0	320
Corporate Debt:
Corporate bonds(8)	0	4,550	14	4,564
Asset-backed	0	25	0	25
Collateralized Mortgage Obligations(9)	0	112	0	112
Interest rate swaps (Notional amount: $1,536)	0	(1)	0	(1)
Other(10)	712	4	73	789
Unrealized gain (loss) on investment of securities lending collateral(11)	0	(37)	0	(37)
Subtotal				8,799
Short-term Investments:
Pooled separate accounts	0	39	0	39
United Kingdom insurance pooled funds	0	1	0	1
Subtotal				40
Real Estate:
Pooled separate accounts(12)	0	0	465	465
Partnerships	0	0	336	336
Subtotal				801
Other:
Partnerships	0	0	455	455
Hedge funds	0	0	1,144	1,144
Subtotal				1,599
Total	$712	$9,542	$2,522	$12,776
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $163 million and the liability for securities lending collateral is $163 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

(13)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $717 million and the liability for securities lending collateral is $754 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2015
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$35	$14	$73	$465
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	81
Relating to assets sold during the period	0	0	0	2
Purchases, sales and settlements	0	0	20	59
Transfers in and/or out of Level 3(1)	0	(14)	0	0
Fair Value, end of period	$35	$0	$93	$607

	Year Ended December 31, 2015
	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$336	$455	$1,144
Actual Return on Assets:
Relating to assets still held at the reporting date	32	34	(8)
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(21)	(8)	154
Transfers in and/or out of Level 3	0	0	0
Fair Value, end of period	$347	$481	$1,290
__________

(1)	The transfers from level 3 to level 2 are due to the availability of external pricing sources.

	Year Ended December 31, 2014
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$32	$16	$66	$356
Actual Return on Assets:
Relating to assets still held at the reporting date	3	0	0	49
Relating to assets sold during the period	0	0	0	5
Purchases, sales and settlements	0	(2)	7	55
Transfers in and/or out of Level 3	0	0	0	0
Fair Value, end of period	$35	$14	$73	$465

	Year Ended December 31, 2014
	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$320	$374	$1,095
Actual Return on Assets:
Relating to assets still held at the reporting date	6	53	49
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	10	28	0
Transfers in and/or out of Level 3	0	0	0
Fair Value, end of period	$336	$455	$1,144

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2015
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$592	$0	$592
Common trusts(2)	0	169	0	169
Equities	0	0	0	0
Subtotal				761
International Equities:
Variable Life Insurance Policies(3)	0	89	0	89
Common trusts(4)	0	97	0	97
Subtotal				186
Fixed Maturities:
Variable Life Insurance Policies(5)	0	59	0	59
Common trusts(5)	0	67	0	67
U.S. government securities (federal):
Mortgage-backed	0	4	0	4
Other U.S. government securities	0	80	0	80
U.S. government securities (state & other)	0	0	0	0
Non-U.S. government securities	0	5	0	5
Corporate Debt:
Corporate bonds(6)	0	204	0	204
Asset-backed	0	53	0	53
Collateralized Mortgage Obligations(7)	0	30	0	30
Interest rate swaps (Notional amount: $380)	0	0	0	0
Other(8)	6	0	3	9
Unrealized gain (loss) on investment of securities lending collateral(9)	0	0	0	0
Subtotal				511
Short-term Investments:
Variable Life Insurance Policies	0	0	0	0
Registered investment companies	126	0	0	126
Subtotal				126
Total	$132	$1,449	$3	$1,584

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$698	$0	$698
Common trusts(2)	0	155	0	155
Equities	124	0	0	124
Subtotal				977
International Equities:
Variable Life Insurance Policies(3)	0	61	0	61
Common trusts(4)	0	22	0	22
Subtotal				83
Fixed Maturities:
Common trusts(5)	0	31	0	31
U.S. government securities (federal):
Mortgage-backed	0	5	0	5
Other U.S. government securities	0	116	0	116
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	7	0	7
Corporate Debt:
Corporate bonds(6)	0	254	1	255
Asset-backed	0	76	1	77
Collateralized Mortgage Obligations(7)	0	39	0	39
Interest rate swaps (Notional amount: $1,024)	0	(8)	0	(8)
Other(8)	57	0	(5)	52
Unrealized gain (loss) on investment of securities lending collateral(9)	0	0	0	0
Subtotal				577
Short-term Investments:
Variable Life Insurance Policies	0	0	0	0
Registered investment companies	80	0	0	80
Subtotal				80
Total	$261	$1,459	$(3)	$1,717
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

(9)
In 2015, the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $2 million and the liability for securities lending collateral is $2 million.

(10)
In 2014, the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $10 million and the liability for securities lending collateral is $10 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2015
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$1	$(5)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	0	0	8
Transfers in and/or out of Level 3(1)	(1)	(1)	0
Fair Value, end of period	$0	$0	$3
__________

(1)	The transfers from level 3 to level 2 are due to the availability of external pricing sources.

	Year Ended December 31, 2014
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$(6)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	0	1	1
Transfers in and/or out of Level 3(1)	0	(5)	0
Fair Value, end of period	$1	$1	$(5)
__________

(1)	The transfers from level 3 to level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31 are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2015	2014	2015	2014
Asset Category
U.S. Equities	6%	8%	48%	57%
International Equities	5	4	12	5
Fixed Maturities	67	69	32	34
Short-term Investments	0	0	8	4
Real Estate	8	6	0	0
Other	14	13	0	0
Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2016	$596	$172	$12
2017	615	175	12
2018	635	178	13
2019	654	179	14
2020	675	179	14
2021-2025	3,703	871	75
Total	$6,878	$1,754	$140

The Company anticipates that it will make cash contributions in 2016 of approximately $65 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2015 and 2014 was $48 million and $55 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $64 million, $60 million and $57 million for the years ended December 31, 2015, 2014 and 2013, respectively.

18.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2015	2014	2013
	(in millions)
Current tax expense (benefit)
U.S.	$276	$447	$(596)
State and local	0	0	(7)
Foreign	8	8	26
Total	284	455	(577)
Deferred tax expense (benefit)
U.S.	290	886	700
State and local	0	0	3
Foreign	(1)	1	0
Total	289	887	703
Total income tax expense on continuing operations before equity in earnings of operating joint ventures	573	1,342	126
Income tax expense on equity in earnings of operating joint ventures	2	0	23
Income tax expense (benefit) on discontinued operations	0	4	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(1,648)	1,514	(1,671)
Additional paid-in capital	0	(1)	(14)
Stock-based compensation programs	(10)	(11)	(12)
Total income taxes	$(1,083)	$2,848	$(1,550)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2009. As a result of applying such accounting method in 2014, the Company’s U.S. current tax benefit includes an additional tax expense of $40 million and a corresponding increase of deferred tax assets.

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2015	2014	2013
	(in millions)
Expected federal income tax expense	$985	$1,743	$544
Non-taxable investment income	(275)	(296)	(266)
Low income housing and other tax credits	(102)	(111)	(91)
Medicare Part D	(10)	3	(43)
Other	(25)	3	(18)
Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$573	$1,342	$126

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in “Income from continuing operations before equity in earnings of operating joint ventures.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2015	2014
	(in millions)
Deferred tax assets(1)
Policyholders' dividends	$1,817	$2,555
Insurance reserves	891	1,622
Employee benefits	41	69
Other	82	154
Deferred tax assets before valuation allowance	2,831	4,400
Valuation allowance	(4)	(5)
Deferred tax assets after valuation allowance	2,827	4,395
Deferred tax liabilities(2)
Net unrealized investment gains including cash flow hedges	2,121	4,724
Deferred policy acquisition costs	2,504	2,255
Investments	819	1,423
Value of business acquired	510	433
Deferred annuity bonus	257	297
Deferred tax liabilities	6,211	9,132
Net deferred tax liability	$(3,384)	$(4,737)
__________

(1)
Amounts for Insurance reserves, Investments, Deferred tax assets before valuation allowance and Deferred tax assets after valuation allowance have been revised to correct previously reported amounts of $2,053 million, $0 million, $4,758 million, and 4,753 million, respectively.

(2)	Amounts for Investments and Deferred tax liabilities have been revised to correct previously reported amounts of $1,854 million and $9,490 million, respectively.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as of December 31 as follows:

	2015	2014
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$5

The following table sets forth the federal and state operating, capital loss and tax credit carryforwards for tax purposes as of December 31:

	2015	2014
	(in millions)
Federal net operating and capital loss carryforwards	$0	$0
State net operating and capital loss carryforwards	$0	$5
General business credits	$0	$126

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company does not provide for U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2015, 2014 and 2013 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2015	2014	2013
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$91	$82	$64

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2015	2014	2013
	(in millions)
Balance at January 1,	$6	$8	$10
Increases in unrecognized tax benefits—prior years	0	0	0
(Decreases) in unrecognized tax benefits—prior years	0	0	(2)
Increases in unrecognized tax benefits—current year	0	0	0
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	0	(2)	0
Balance at December 31,	$6	$6	$8
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$6	$6	$8

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2015	2014	2013
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$0	$4	$1

	2015	2014
	(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$0	$4

Listed below are the tax years that remain subject to examination by major tax jurisdiction, as of December 31, 2015:

Major Tax Jurisdiction	Open Tax Years
United States	2007-2015

For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement––Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a NAV), short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level––The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$9,977	$0	$0	$9,977
Obligations of U.S. states and their political subdivisions	0	8,204	6	0	8,210
Foreign government bonds	0	2,880	1	0	2,881
U.S. corporate public securities	0	57,069	150	0	57,219
U.S. corporate private securities	0	24,154	585	0	24,739
Foreign corporate public securities	0	14,063	3	0	14,066
Foreign corporate private securities	0	16,780	230	0	17,010
Asset-backed securities(7)	0	5,658	3,528	0	9,186
Commercial mortgage-backed securities	0	9,912	0	0	9,912
Residential mortgage-backed securities	0	3,525	4	0	3,529
Subtotal	0	152,222	4,507	0	156,729
Trading account assets(2):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	52	0	0	52
Obligations of U.S. states and their political subdivisions	0	189	0	0	189
Foreign government bonds	0	135	34	0	169
Corporate securities	0	13,444	161	0	13,605
Asset-backed securities(7)	0	720	592	0	1,312
Commercial mortgage-backed securities	0	1,862	0	0	1,862
Residential mortgage-backed securities	0	1,427	1	0	1,428
Equity securities	60	0	184	0	244
All other(3)	599	18,888	0	(15,098)	4,389
Subtotal	659	36,717	972	(15,098)	23,250
Equity securities, available-for-sale	3,105	2,268	99	0	5,472
Other long-term investments	5	2	1,360	(1)	1,366
Short-term investments	4,958	196	0	0	5,154
Cash equivalents	2,254	2,398	0	0	4,652
Other assets	0	9	0	0	9
Reinsurance recoverables - affiliated	0	0	4,627	0	4,627
Reinsurance recoverables - unaffiliated	0	0	7	0	7
Due from parent and affiliates	0	2,581	330	0	2,911
Subtotal excluding separate account assets	10,981	196,393	11,902	(15,099)	204,177
Separate account assets(4)	40,626	176,286	27,591	0	244,503
Total assets	$51,607	$372,679	$39,493	$(15,099)	$448,680
Future policy benefits(5)	$0	$0	$5,532	$0	$5,532
Other liabilities	3	5,288	2	(5,274)	19
Due to parent and affiliates	0	10,099	0	(7,817)	2,282
Total liabilities	$3	$15,387	$5,534	$(13,091)	$7,833

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of As of December 31, 2014(6)
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,768	$0		$12,768
Obligations of U.S. states and their political subdivisions	0	5,875	6		5,881
Foreign government bonds	0	2,305	2		2,307
U.S. corporate public securities	0	58,424	290		58,714
U.S. corporate private securities	0	25,157	423		25,580
Foreign corporate public securities	0	15,204	7		15,211
Foreign corporate private securities	0	16,277	139		16,416
Asset-backed securities(7)	0	6,811	3,568		10,379
Commercial mortgage-backed securities	0	13,121	1		13,122
Residential mortgage-backed securities	0	4,205	6		4,211
Subtotal	0	160,147	4,442		164,589
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	258	0		258
Obligations of U.S. states and their political subdivisions	0	199	0		199
Foreign government bonds	0	148	21		169
Corporate securities	0	13,065	89		13,154
Asset-backed securities	0	823	387		1,210
Commercial mortgage-backed securities	0	2,546	0		2,546
Residential mortgage-backed securities	0	1,675	2		1,677
Equity securities	44	0	207		251
All other(3)	168	20,052	0	(16,544)	3,676
Subtotal	212	38,766	706	(16,544)	23,140
Equity securities, available-for-sale	3,999	2,235	91		6,325
Other long-term investments	9	3	1,093	(2)	1,103
Short-term investments	3,887	1,166	0		5,053
Cash equivalents	1,394	1,415	0		2,809
Other assets	4	96	0		100
Reinsurance recoverables - affiliated	0	0	4,555		4,555
Due from parent and affiliates	0	2,827	573		3,400
Subtotal excluding separate account assets	9,505	206,655	11,460	(16,546)	211,074
Separate account assets(4)	45,845	180,258	24,126		250,229
Total assets	$55,350	$386,913	$35,586	$(16,546)	$461,303
Future policy benefits(5)	$0	$0	$5,077		$5,077
Other liabilities	3	6,874	3	(6,661)	219
Due to parent and affiliates	5	11,464	0	(8,532)	2,937
Total liabilities	$8	$18,338	$5,080	$(15,193)	$8,233
__________

(1)
“Netting” amounts represent cash collateral of $2.0 billion and $1.4 billion as of December 31, 2015 and 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

(3)	Level 1 represents cash equivalents and short-term investments. All other amounts primarily represent derivative assets.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

         Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(5)
For the year ended December 31, 2015, the net embedded derivative liability position of $5.5 billion includes $0.7 billion of embedded derivatives in an asset position and $6.2 billion of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $5.1 billion includes $0.6 billion of embedded derivatives in an asset position and $5.6 billion of embedded derivatives in a liability position.

(6)	Prior period's amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly-traded or privately-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. The fair value is determined by reference to the underlying direct investments, with publicly-traded equity securities based on quoted prices in active markets reflected in Level 1, and public fixed maturities and mutual funds priced via quotes from pricing services or observable data reflected in Level 2. The fair value of investments in funds that are subject to significant liquidity restrictions are reflected in Level 3.

The fair value of real estate held in consolidated investment funds is determined through an independent appraisal process. The appraisals generally utilize a discounted cash flow model, supplemented with replacement cost estimates and comparable recent sales data when available. These appraisals and the related assumptions are updated at least annually. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the real estate investments within other long-term investments have been reflected within Level 3 in the fair value hierarchy.

The fair value of fund investments, where the fair value option has been elected, is primarily determined by the fund managers and is measured at fair value using NAV as a practical expedient. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates —Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2— Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2015, $0.2 billion were transferred from Level 1 to Level 2 and $0.2 billion were transferred from Level 2 to Level 1. During the year ended December 31, 2014, $1.1 billion were transferred from Level 1 to Level 2 and $0.1 billion were transferred from Level 2 to Level 1.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal(1)	External(2)	Total
	(in millions)
Obligations of U.S. states and their political subdivisions	$6	$0	$6
Foreign government bonds	0	35	35
Corporate securities	886	243	1,129
Asset-backed securities	145	3,975	4,120
Residential mortgage-backed securities	5	0	5
Equity securities	30	253	283
Other long-term investments	38	1,322	1,360
Reinsurance recoverables - affiliated	4,627	0	4,627
Reinsurance recoverables - unaffiliated	7	0	7
Due from parent and affiliates	0	330	330
Subtotal excluding separate account assets(3)	5,744	6,158	11,902
Separate account assets	26,325	1,266	27,591
Total assets	$32,069	$7,424	$39,493
Future policy benefits	$5,532	$0	$5,532
Other liabilities	2	0	2
Total liabilities	$5,534	$0	$5,534

	As of December 31, 2014
	Internal(1)	External(2)	Total
	(in millions)
Obligations of U.S. states and their political subdivisions	$6	$0	$6
Foreign government bonds	0	23	23
Corporate securities	586	362	948
Asset-backed securities(4)	143	3,812	3,955
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	5	8
Equity securities	91	207	298
Other long-term investments	4	1,089	1,093
Reinsurance recoverables - affiliated	4,555	0	4,555
Due from parent and affiliates	0	573	573
Subtotal excluding separate account assets(3)	5,389	6,071	11,460
Separate account assets	23,160	966	24,126
Total assets	$28,549	$7,037	$35,586
Future policy benefits	$5,077	$0	$5,077
Other liabilities	0	3	3
Total liabilities	$5,077	$3	$5,080

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

__________

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(9)	$886	Discounted cash flow	Discount rate	1.75%		-	25.00%		8.68%	Decrease
		Market comparables	EBITDA multiples(2)	1.4	X	-	5.0	X	3.7X	Increase
		Liquidation	Liquidation value	15.79%		-	29.33%		17.65%	Increase
Reinsurance recoverables - affiliated	$4,627	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(3)	$5,532	Discounted cash flow	Lapse rate(4)	0%		-	14%			Decrease
			NPR spread(5)	0.06%		-	1.76%			Decrease
			Utilization rate(6)	56%		-	96%			Increase
			Withdrawal rate(7)	74%		-	100%			Increase
			Mortality rate(8)	0%		-	14%			Decrease
			Equity volatility curve	17%		-	28%			Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(9)	$586	Discounted cash flow	Discount rate	2.22%		-	15.00%		9.10%		Decrease
		Market comparables	EBITDA multiples(2)	6.1	X	-	6.1	X	6.1	X	Increase
		Liquidation	Liquidation value	22.12%		-	100.00%		82.92%		Increase
Reinsurance recoverables - affiliated	$4,555	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(3)	$5,077	Discounted cash flow	Lapse rate(4)	0%		-	14%				Decrease
			NPR spread(5)	0.00%		-	1.30%				Decrease
			Utilization rate(6)	63%		-	96%				Increase
			Withdrawal rate(7)	74%		-	100%				Increase
			Mortality rate(8)	0%		-	14%				Decrease
			Equity volatility curve	17%		-	28%				Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(4)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(9)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $25,302 million and $22,169 million of investments in real estate as of December 31, 2015 and December 31, 2014, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.25% to 10.00% (5.76% weighted average) as of December 31, 2015 and 4.50% to 9.75% (6.05% weighted average) as of December 31, 2014, and discount rates, which ranged from 5.75% to 14.00% (6.97% weighted average) as of December 31, 2015 and 6.00% to 15.00% (7.36% weighted average) as of December 31, 2014. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 0.75% to 5.59% (3.24% weighted average) as of December 31, 2015 and 0.77% to 6.76% (4.02% weighted average) as of December 31, 2014, and market spread over base rate, which ranged from 1.27% to 4.20% (2.12% weighted average) as of December 31, 2015 and 1.50% to 4.76% (2.67% weighted average) as of December 31, 2014.

Commercial Mortgage Loans—Separate account assets include $960 million and $943 million of commercial mortgage loans as of December 31, 2015 and December 31, 2014, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.49% to 4.81% (1.79% weighted average) as of December 31, 2015 and 1.17% to 8.39% (1.44% weighted average) as of December 31, 2014. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3—The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities––The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. States	Foreign Government	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities
	(in millions)
Fair Value, beginning of period	$6	$2	$290	$423	$7	$139
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(13)	0	(81)
Included in other comprehensive income (loss)	0	0	0	(24)	0	27
Net investment income	0	0	0	7	0	3
Purchases	15	7	33	176	21	75
Sales	(1)	0	(1)	(42)	0	0
Issuances	0	0	0	0	0	0
Settlements	0	0	(26)	(108)	0	(58)
Foreign currency translation	0	0	0	0	(1)	0
Other(1)	0	0	0	(3)	0	0
Transfers into Level 3(2)	0	0	22	204	0	125
Transfers out of Level 3(2)	(14)	(8)	(168)	(35)	(24)	0
Fair Value, end of period	$6	$1	$150	$585	$3	$230
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(18)	$0	$(68)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$3,568	$1	$6
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	18	0	0
Included in other comprehensive income (loss)	(29)	0	0
Net investment income	21	0	0
Purchases	1,010	44	0
Sales	(530)	0	0
Issuances	0	0	0
Settlements	(282)	(3)	(2)
Other(1)	3	0	0
Transfers into Level 3(2)	2,317	2	0
Transfers out of Level 3(2)	(2,568)	(44)	0
Fair Value, end of period	$3,528	$0	$4
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0

	Year Ended December 31, 2015
	Trading Account Assets
	Foreign Government	Corporate	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity
	(in millions)
Fair Value, beginning of period	$21	$89	$387	$0	$2	$207
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	0	(29)	(7)	0	0	(3)
Net investment income	0	1	1	0	0	0
Purchases	16	111	327	25	0	8
Sales	0	(8)	(16)	0	0	(11)
Issuances	0	0	0	0	0	0
Settlements	(3)	(39)	(11)	0	(1)	(17)
Transfers into Level 3(2)	0	77	270	0	0	0
Transfers out of Level 3(2)	0	(41)	(359)	(25)	0	0
Fair Value, end of period	$34	$161	$592	$0	$1	$184
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Other income	$0	$8	$(7)	$0	$0	$12

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$91	$1,093	$4,555	$0	$573
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	20	(571)	2	(2)
Other income	0	2	0	0	0
Included in other comprehensive income (loss)	6	0	0	0	(9)
Net investment income	0	1	0	0	0
Purchases	6	481	0	0	219
Sales	(3)	(27)	0	0	(191)
Issuances	0	0	643	5	1
Settlements	(3)	(211)	0	0	0
Other(1)	0	2	0	0	0
Transfers into Level 3(2)	2	0	0	0	301
Transfers out of Level 3(2)	0	(1)	0	0	(562)
Fair Value, end of period	$99	$1,360	$4,627	$7	$330
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$(3)	$18	$(456)	$2	$0
Other income	$0	$5	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$24,126	$(5,077)	$(3)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	9	275	1
Interest credited to policyholders' account balances	3,368	0	0
Net investment income	24	0	0
Purchases	3,438	0	0
Sales	(1,061)	0	0
Issuances	0	(730)	0
Settlements	(1,839)	0	0
Foreign currency translation	(5)	0	0
Other(1)	0	0	0
Transfers into Level 3(2)	51	0	0
Transfers out of Level 3(2)	(520)	0	0
Fair Value, end of period	$27,591	$(5,532)	$(2)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$141	$1
Interest credited to policyholders' account balances	$2,029	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2014(5)
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities
	(in millions)
Fair Value, beginning of period	$0	$0	$1	$133	$247	$6	$178
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	7	0	19
Included in other comprehensive income (loss)	0	0	0	(1)	4	(3)	(21)
Net investment income	0	0	0	0	3	1	1
Purchases	0	2	2	219	184	0	388
Sales	0	(1)	0	(33)	(22)	0	(363)
Issuances	0	0	0	0	0	0	0
Settlements	0	0	0	(19)	(222)	0	(63)
Other(1)	0	0	0	0	3	1	0
Transfers into Level 3(2)	0	5	0	52	256	2	0
Transfers out of Level 3(2)	0	0	(1)	(61)	(37)	0	0
Fair Value, end of period	$0	$6	$2	$290	$423	$7	$139
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$(19)	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2014
	Fixed Maturities Available-For-Sale
	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$2,948	$111	$8
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	9	0	0
Included in other comprehensive income (loss)	(28)	0	0
Net investment income	17	0	0
Purchases	2,253	813	1
Sales	(327)	0	0
Issuances	0	0	0
Settlements	(939)	(2)	(3)
Other(1)	(2)	0	0
Transfers into Level 3(2)	1,111	0	0
Transfers out of Level 3(2)	(1,474)	(921)	0
Fair Value, end of period	$3,568	$1	$6
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$(1)	$0	$0

	Year Ended December 31, 2014
	Trading Account Assets
	Foreign Government	Corporate	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$83	$385	$0	$2	$216	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	0	(7)	(2)	0	0	3	0
Net investment income	0	0	1	0	0	0	0
Purchases	21	169	117	87	0	24	0
Sales	0	(151)	(20)	0	0	(19)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(10)	(26)	0	0	(17)	0
Transfers into Level 3(2)	0	9	46	0	0	0	0
Transfers out of Level 3(2)	0	(4)	(114)	(87)	0	0	0
Fair Value, end of period	$21	$89	$387	$0	$2	$207	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Other income	$0	$5	$0	$0	$0	$6	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2014(5)
	Equity Securities Available-For-Sale	Other Long-Term Investments	Short-term Investments	Cash Equivalents	Reinsurance Recoverables - Affiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$89	$880	$1	$6	$0	$379
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2)	(2)	0	0	4,377	0
Other income	0	53	0	0	0	0
Included in other comprehensive income (loss)	8	0	0	0	0	(15)
Purchases	2	241	0	0	0	475
Sales	(6)	0	0	0	0	(85)
Issuances	0	0	0	0	602	(2)
Settlements	0	(84)	(1)	0	0	0
Other(1)	1	0	0	(6)	(424)	0
Transfers into Level 3(2)	7	5	0	0	0	230
Transfers out of Level 3(2)	(8)	0	0	0	0	(409)
Fair Value, end of period	$91	$1,093	$0	$0	$4,555	$573
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$(1)	$(1)	$0	$0	$4,365	$0
Other income	$0	$53	$0	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2014
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities	Due to Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$22,550	$326	$(5)	$(424)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	6	(4,738)	2	0
Interest credited to policyholders' account balances	2,679	0	0	0
Net investment income	24	0	0	0
Purchases	1,712	0	0	0
Sales	(684)	0	0	0
Issuances	0	(665)	0	0
Settlements	(1,771)	0	0	0
Foreign currency translation	(1)	0	0	0
Other(1)	(369)	0	0	424
Transfers into Level 3(2)	100	0	0	0
Transfers out of Level 3(2)	(120)	0	0	0
Fair Value, end of period	$24,126	$(5,077)	$(3)	$0
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(4,732)	$2	$0
Interest credited to policyholders' account balances	$1,755	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013(5)
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities
	(in millions)
Fair Value, beginning of period	$0	$0	$0	$219	$502	$9	$114
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	(33)	0	11
Included in other comprehensive income (loss)	0	0	(1)	(7)	(13)	(1)	(27)
Net investment income	0	0	0	0	0	1	(1)
Purchases	0	0	4	102	141	108	34
Sales	0	0	(1)	(58)	(28)	0	(3)
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(89)	(305)	0	(137)
Other(1)	0	0	0	0	0	0	0
Transfers into Level 3(2)	0	0	13	72	143	0	187
Transfers out of Level 3(2)	0	0	(12)	(106)	(160)	(111)	0
Fair Value, end of period	$0	$0	$1	$133	$247	$6	$178
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$(47)	$0	$(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale
	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	6	1	0
Included in other comprehensive income (loss)	(9)	(1)	0
Net investment income	34	0	0
Purchases	2,272	419	0
Sales	(219)	(3)	0
Issuances	0	0	0
Settlements	(1,099)	(8)	(3)
Other(1)	(167)	0	0
Transfers into Level 3(2)	10	0	0
Transfers out of Level 3(2)	(851)	(297)	0
Fair Value, end of period	$2,948	$111	$8
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$(4)	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Trading Account Assets
	U.S. Government	Corporate	Asset-Backed(6)	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1
Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0
Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0
Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Equity Securities Available-For-Sale	Other Long-Term Investments	Short-Term Investments	Cash Equivalents	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	2	0	0	2
Other income	0	68	0	0	0
Included in other comprehensive income (loss)	39	0	2	0	(19)
Net investment income	0	0	0	0	16
Purchases	16	437	0	7	436
Sales	(14)	0	(2)	0	(404)
Issuances	0	0	0	0	0
Settlements	(3)	(97)	(2)	(1)	(166)
Other(1)	0	(37)	0	0	(1,044)
Transfers into Level 3(2)	6	0	3	0	0
Transfers out of Level 3(2)	(1)	0	0	0	(88)
Fair Value, end of period	$89	$880	$1	$6	$379
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$(4)	$0	$0	$0	$(2)
Other income	$0	$64	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	2,467	(3)	(2,238)
Other income	0	0	0	(1)
Interest credited to policyholders’ account balances	2,635	0	0	0
Net investment income	20	0	0	0
Purchases	1,640	0	0	0
Sales	(826)	0	0	0
Issuances	0	(589)	0	542
Settlements	(2,120)	0	0	4
Other(1)	140	0	(2)	1,288
Transfers into Level 3(2)	89	0	0	0
Transfers out of Level 3(2)	(130)	0	0	0
Fair Value, end of period	$22,550	$326	$(5)	$(424)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$2,426	$(3)	$(2,217)
Other income	$0	$0	$0	$(1)
Interest credited to policyholders’ account balances	$1,638	$0	$0	$0
__________

(1)
Other primarily represents reclassifications of certain assets between reporting categories. For the year ended December 31, 2015, “Other” for separate account assets represents a revision to correctly reflect elimination of intercompany separate account investments.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(5)	Prior period's amounts are presented on a basis consistent with the current period presentation.

(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Trading account assets-All Other Activity,” “Other long-term investments” or “Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$4	$13,635	$7		$13,646
Currency	0	668	0		668
Credit	0	5	0		5
Currency/Interest Rate	0	3,894	0		3,894
Equity	1	517	30		548
Netting(1)				(15,099)	(15,099)
Total derivative assets	$5	$18,719	$37	$(15,099)	$3,662
Derivative liabilities:
Interest Rate	$2	$12,223	$2		$12,227
Currency	0	643	0		643
Credit	0	41	0		41
Currency/Interest Rate	0	1,946	0		1,946
Equity	0	537	0		537
Netting(1)				(13,091)	(13,091)
Total derivative liabilities	$2	$15,390	$2	$(13,091)	$2,303

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$5	$13,353	$6		$13,364
Currency	0	2,684	0		2,684
Credit	0	11	0		11
Currency/Interest Rate	0	2,949	0		2,949
Equity	2	1025	5		1,032
Netting(1)				(16,546)	(16,546)
Total derivative assets	$7	$20,022	$11	$(16,546)	$3,494
Derivative liabilities:
Interest Rate	$3	$12,166	$3		$12,172
Currency	0	2,631	0		2,631
Credit	0	28	0		28
Currency/Interest Rate	0	2,419	0		2,419
Equity	0	1024	0		1,024
Netting(1)				(15,194)	(15,194)
Total derivative liabilities	$3	$18,268	$3	$(15,194)	$3,080
__________

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2015 and 2014, as well as the portion of gains or losses included in income for the years ended December 31, 2015 and 2014 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2015 and 2014.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Derivative Assets - Equity				Derivative Assets - Interest Rate						Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period		$5			$6				$(3	)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	19			1				1
Purchases	9			0				0
Sales	(2	)	0				0
Issuances	0			0				0
Settlements	0			0				0
Transfers into Level 3(1)	0			0				0
Transfers out of Level 3(1)	(1	)	0				0
Fair Value, end of period		$30			$7				$(2	)
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net		$19			$1				$1

	Year Ended December 31, 2014
	Derivative Assets - Equity			Derivative Assets - Interest Rate							Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period		$0		$8				$(5	)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0		(2	)		2
Purchases	0		0				0
Sales	0		0				0
Issuances	0		0				0
Settlements	0		0				0
Transfers into Level 3(1)	5		0				0
Transfers out of Level 3(1)	0		0				0
Fair Value, end of period		$5		$6				$(3	)
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net		$0		$(2	)		$2
__________

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs for assets and liabilities still held at the end of the period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The estimated fair values were classified as Level 3 in the valuation hierarchy.

	Years Ended December 31,
	2015	2014	2013
	(in millions)
Commercial mortgage loans(1):
Carrying value	$0	$0	$27
Gains (Losses)	$0	$0	$(9)
Cost method investments(2):
Carrying value	$239	$102	$337
Gains (Losses)	$(123)	$(21)	$(21)
__________

(1)	The reserve adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
For cost method impairments, the methodologies utilized were primarily discounted cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment-related expenses.

Fair Value Option

The fair value option provides the Company an option to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities.

The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected. The changes in fair value are reflected in “Other income.”

	Years Ended December 31,
	2015	2014	2013
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	$2	$54	$68

The fair value of other long-term investments was $1,322 million and $1,081 million as of December 31, 2015 and 2014, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2015
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Commercial mortgage and other loans	$0	$314	$42,586	$42,900	$41,809
Policy loans	0	0	8,862	8,862	8,862
Other long term investments	0	0	1,604	1,604	1,521
Other affiliated notes receivable	0	5,777	0	5,777	5,417
Short-term investments	0	580	0	580	580
Cash and cash equivalents	314	166	0	480	480
Accrued investment income	0	2,006	0	2,006	2,006
Due from parent and affiliates	0	140	0	140	140
Other assets	88	978	652	1,718	1,718
Total assets	$402	$9,961	$53,704	$64,067	$62,533
Liabilities:
Policyholders’ account balances—investment contracts	$0	$34,118	$30,270	$64,388	$63,633
Securities sold under agreements to repurchase	0	7,882	0	7,882	7,882
Cash collateral for loaned securities	0	3,485	0	3,485	3,485
Short-term debt	0	612	0	612	611
Long-term debt	0	5,695	4,231	9,926	9,058
Other liabilities	0	2,951	695	3,646	3,646
Due to parent and affiliates	0	221	0	221	221
Separate account liabilities—investment contracts	0	69,978	32,267	102,245	102,245
Total liabilities	$0	$124,942	$67,463	$192,405	$190,781

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2014
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Commercial mortgage and other loans	$0	$317	$40,942	$41,259	$39,030
Policy loans	0	0	8,857	8,857	8,857
Other long term investments	0	0	1,856	1,856	1,666
Other affiliated notes receivable	0	6,515	0	6,515	5,798
Short-term investments	0	521	0	521	521
Cash and cash equivalents	856	169	0	1,025	1,025
Accrued investment income	0	1,991	0	1,991	1,991
Due from parent and affiliates	0	148	0	148	148
Other assets(2)	93	884	708	1,685	1,685
Total assets	$949	$10,545	$52,363	$63,857	$60,721
Liabilities:
Policyholders’ account balances—investment contracts	$0	$35,170	$29,606	$64,776	$63,145
Securities sold under agreements to repurchase	0	9,407	0	9,407	9,407
Cash collateral for loaned securities	0	4,236	0	4,236	4,236
Short-term debt	0	1,582	550	2,132	2,106
Long-term debt	0	7,140	4,031	11,171	9,670
Other liabilities(2)	0	3,034	719	3,753	3,753
Due to parent and affiliates	0	108	0	108	108
Separate account liabilities—investment contracts	0	82,801	23,703	106,504	106,504
Total liabilities	$0	$143,478	$58,609	$202,087	$198,929
__________

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Amounts noted above have been revised to correct previously reported amounts due to the understatement of MODCO reinsurance recoverables and payables.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Other Long-Term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase and Securities Purchased

The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreements to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received or paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

  Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.	RELATED PARTIES

Service Agreements—Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $869 million, $903 million and $747 million for the years ended December 31, 2015, 2014 and 2013, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $80 million and $91 million at December 31, 2015 and 2014, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $347 million, $364 million and $311 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $29 million, $28 million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $389 million, $374 million and $354 million as contra-revenue in “Net investment income” and $168 million, $195 million and $112 million in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

“General and administrative expenses” for the years ended December 31, 2015, 2014 and 2013, respectively. Included in “Due to parent and affiliates” are payables of $55 million and $59 million at December 31, 2015 and 2014, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $243 million, $189 million and $206 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $775 million, $868 million and $881 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2015	2014
			(in millions)
U.S. Dollar floating rate notes	2016 - 2028	0.86% - 2.02%	$737	$713
U.S. Dollar fixed rate notes(1)	2015 - 2044	0.53% - 9.33%	6,674	7,268
Euro-denominated fixed rate notes	2025	2.30%	107	128
Japanese Yen fixed rate notes(2)	2015 - 2021	0.21% - 2.29%	210	207
Total long-term notes receivable - affiliated(3)			7,728	8,316
Short-term notes receivable - affiliated(4)			599	883
Total notes receivable - affiliated			$8,327	$9,199
__________

(1)	Includes current portion of the long-term notes receivable of $380 million at December 31, 2015 and $364 million at December 31, 2014.

(2)	Includes current portion of the long-term notes receivable of $77 million at December 31, 2014.

(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(4)	Short-term notes receivable have variable rates, which averaged 0.86% at December 31, 2015 and 0.67% at December 31, 2014. Short-term notes receivable are payable on demand.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $60 million and $57 million at December 31, 2015 and 2014, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $296 million, $286 million and $277 million for the years ended December 31, 2015, 2014 and 2013, respectively, and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $52 million and $484 million associated with these transactions at December 31, 2015 and 2014, respectively. Revenues related to this lending activity were immaterial for years ended 2015 and 2014.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2015 and 2014.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Pruco Reinsurance, Ltd.	Feb-14	Transfer In	Fixed Maturities	$26	$25	$1
Pruco Reinsurance, Ltd.	Feb-14	Transfer In	Commercial Mortgage & Other Loans	41	41	0
The Gibraltar Life Insurance Co., Ltd.	Feb-14	Transfer Out	Commercial Mortgage & Other Loans	213	215	(2)
The Gibraltar Life Insurance Co., Ltd.	Mar-14	Transfer In	Commercial Mortgage & Other Loans	5	5	0
Pruco Reinsurance, Ltd.	Mar-14	Transfer Out	Derivatives	16	16	0
The Gibraltar Life Insurance Co., Ltd.	Apr-14	Transfer Out	Fixed Maturities	145	149	(4)
PIM Warehouse, Inc.	Apr-14	Transfer In	Derivatives	27	27	0
The Gibraltar Life Insurance Co., Ltd.	May-14	Transfer In	Commercial Mortgage & Other Loans	3	3	0
Pruco Reinsurance, Ltd.	Jun-14	Transfer Out	Derivatives	18	18	0
Pruco Reinsurance, Ltd.	Jul-14	Transfer Out	Derivatives	2	2	0
Pruco Reinsurance, Ltd.	Aug-14	Transfer Out	Derivatives	1	1	0
Pruco Reinsurance, Ltd.	Sep-14	Transfer Out	Derivatives	6	6	0
PALAC	Oct-14	Transfer In	Fixed Maturities	44	36	8
Commerce Street Investments, LLC	Oct-14	Transfer Out	Fixed Maturities	108	100	8
Commerce Street Investments, LLC	Oct-14	Transfer Out	Short-Term Investments	11	11	0
Pruco Reinsurance, Ltd.	Oct-14	Transfer Out	Derivatives	6	6	0
The Prudential Life Insurance Company, Ltd.	Nov-14	Transfer Out	Commercial Mortgage & Other Loans	108	103	4
Oki-ni, LLC	Dec-14	Transfer Out	Fixed Maturities	1,677	1,539	138
Hirakata, LLC	Dec-14	Transfer Out	Fixed Maturities	296	282	14
Prudential International Insurance Holdings, Ltd.	Dec-14	Transfer Out	Fixed Maturities	427	395	32
PALAC	Dec-14	Transfer Out	Fixed Maturities	30	27	3
Prudential International Insurance Holdings, Ltd.	Dec-14	Transfer Out	Commercial Mortgage & Other Loans	561	510	51
PALAC	Dec-14	Transfer Out	Commercial Mortgage & Other Loans	6	6	1
Prudential Life Insurance Co., Ltd.	Feb-15	Transfer Out	Fixed Maturities	168	131	37
The Gibraltar Life Insurance Co., Ltd.	May-15	Transfer In	Commercial Mortgage & Other Loans	18	18	0
Pruco Reinsurance, Ltd.	Jun-15	Transfer Out	Derivatives	1	1	0
The Gibraltar Life Insurance Co., Ltd.	Jul-15	Transfer Out	Fixed Maturities	1	1	0
Pruco Reinsurance, Ltd.	Sep-15	Transfer Out	Derivatives	7	7	0
Prudential International Insurance Service Co., LLC	Oct-15	Transfer In	Fixed Maturities	15	13	2
Pruco Reinsurance, Ltd.	Nov-15	Transfer Out	Derivatives	11	11	0
Oki-ni, LLC	Dec-15	Transfer In	Fixed Maturities	158	153	5
Pruco Reinsurance, Ltd.	Dec-15	Transfer In	Derivatives	12	12	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,064 million and $2,034 million at December 31, 2015 and 2014, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,281 million and $2,933 million at December 31, 2015 and 2014, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long-term investments” includes $29 million and $35 million at December 31, 2015 and 2014, respectively. “Net investment income” includes gains of $2 million, $18 million and $8 million for the years ended December 31, 2015, 2014 and 2013, respectively, related to these ventures.

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $236 million and $45 million at December 31, 2015 and 2014, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $(4) million, $2 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investment operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company and its affiliates maintain a portfolio of derivative instruments that is intended to offset certain risks related to the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts ("GICs"), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and NPR. This netting impact results in total derivative assets of $3,662 million and $3,494 million as of December 31, 2015 and 2014, respectively, and total derivative liabilities of $2,303 million and $3,080 million as of December 31, 2015 and 2014, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional(1)	Assets	Liabilities	Notional(1)	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,199	$1	$(138)	$1,428	$1	$(177)
Foreign Currency
Foreign Currency Forwards	27	0	0	32	5	0
Currency/Interest Rate
Foreign Currency Swaps	11,532	1,381	(5)	9,131	408	(128)
Total Qualifying Derivatives	$12,758	$1,382	$(143)	$10,591	$414	$(305)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$286,038	$13,136	$(11,599)	$293,662	$12,531	$(11,210)
Interest Rate Futures	27,430	4	(3)	32,000	5	(3)
Interest Rate Options	80,112	585	(583)	55,072	843	(841)
Interest Rate Forwards	86	0	0	832	1	(1)
Foreign Currency
Foreign Currency Forwards	66,092	668	(642)	57,106	2,673	(2,630)
Foreign Currency Options	187	0	0	297	6	(1)
Currency/Interest Rate
Foreign Currency Swaps	26,278	2,513	(1,940)	27,946	2,540	(2,291)
Credit
Credit Default Swaps	1,565	5	(41)	2,411	11	(28)
Equity
Equity Futures	129	0	0	99	0	0
Equity Options	72,169	246	(214)	74,805	526	(502)
Total Return Swaps	35,349	302	(323)	29,438	507	(521)
Synthetic GICs	72,552	7	0	74,667	6	0
Total Non-Qualifying Derivatives(2)	$667,987	$17,466	$(15,345)	$648,335	$19,649	$(18,028)
Total Derivatives(3)	$680,745	$18,848	$(15,488)	$658,926	$20,063	$(18,333)
__________

(1)	Notional amounts are presented on a gross basis and include derivatives used to offset existing positions.

(2)
Based on notional amounts, most of the Company’s derivatives do not qualify for hedge accounting as follows: i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules, and iii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

(3)
Excludes embedded derivatives, associated reinsurance recoverables and affiliated future policy benefits which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,523 million and $5,065 million as of December 31, 2015 and 2014, respectively, primarily included in “Future policy benefits.”

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$18,724	$(15,099)	$3,625	$(1,484)	$2,140
Securities purchased under agreement to resell	657	0	657	(657)	0
Total assets	$19,381	$(15,099)	$4,282	$(2,141)	$2,140
Offsetting of Financial Liabilities:
Derivatives(1)	$15,392	$(13,091)	$2,301	$(14)	$2,286
Securities sold under agreement to repurchase	7,882	0	7,882	(7,882)	0
Total liabilities	$23,274	$(13,091)	$10,183	$(7,896)	$2,286

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$19,913	$(16,546)	$3,367	$(351)	$3,016
Securities purchased under agreement to resell	669	0	669	(669)	0
Total assets	$20,582	$(16,546)	$4,036	$(1,020)	$3,016
Offsetting of Financial Liabilities:
Derivatives(1)	$18,268	$(15,194)	$3,074	$(906)	$2,168
Securities sold under agreement to repurchase	9,407	0	9,407	(9,407)	0
Total liabilities	$27,675	$(15,194)	$12,481	$(10,313)	$2,168
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders' Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$29	$(44)	$0	$0	$0	$0
Total fair value hedges	29	(44)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(4)	0	0
Currency/Interest Rate	0	79	155	0	0	942
Total cash flow hedges	0	79	155	(4)	0	942
Net investment hedges
Currency	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	643	0	0	0	0	0
Currency	116	0	0	0	0	0
Currency/Interest Rate	427	0	6	0	0	0
Credit	5	0	0	0	0	0
Equity	(35)	0	0	0	0	0
Embedded Derivatives	(307)	0	0	0	0	0
Total non-qualifying hedges	849	0	6	0	0	0
Total	$878	$35	$161	$(4)	$0	$942

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders' Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(4)	$(57)	$0	$0	$2	$0
Total fair value hedges	(4)	(57)	0	0	2	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(13)
Currency/Interest Rate	0	15	104	0	0	600
Total cash flow hedges	0	15	104	(3)	0	587
Net investment hedges
Currency	0	0	0	0	0	5
Total net investment hedges	0	0	0	0	0	5
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	2,703	0	0	0	0	0
Currency	80	0	0	0	0	0
Currency/Interest Rate	444	0	4	0	0	0
Credit	(16)	0	0	0	0	0
Equity	(70)	0	0	0	0	0
Embedded Derivatives	(417)	0	0	0	0	0
Total non-qualifying hedges	2,724	0	4	0	0	0
Total	$2,720	$(42)	$108	$(3)	$2	$592

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders' Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0
Total fair value hedges	103	(71)	0	0	20	0
Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)
Total cash flow hedges	0	8	(39)	(1)	0	(210)
Net investment hedges
Currency(2)	0	0	(4)	0	0	4
Total net investment hedges	0	0	(4)	0	0	4
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0
Total non-qualifying hedges	(1,956)	0	(2)	0	0	0
Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)
__________

(1)	Amounts deferred in AOCI.

(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

	(in millions)
Balance, December 31, 2012		$(168)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46
Balance, December 31, 2013	(378)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	742
Amount reclassified into current period earnings	(155)
Balance, December 31, 2014	209
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	1,197
Amount reclassified into current period earnings	(255)
Balance, December 31, 2015		$1,151

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately $106 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

items. As of December 31, 2015, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 30 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income (Loss).

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $118 million for both 2015 and 2014 and $113 million in 2013.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $322 million and $284 million as of December 31, 2015 and 2014, respectively. These credit derivatives are reported at fair value as a liability of $3 million and an asset $3 million as of December 31, 2015 and 2014, respectively. As of December 31, 2015, these credit derivatives’ notionals had the following NAIC ratings: $51 million in NAIC 1, $137 million in NAIC 2, $117 million in NAIC 3 and $17 million in NAIC 4. The Company has also written credit protection on an index reference and had outstanding notional amounts of $701 million and $1,544 million, as of December 31, 2015 and 2014, respectively. These credit derivatives are reported at fair value as a liability of $24 million and $2 million as of December 31, 2015 and 2014, respectively. As of December 31, 2015, these credit derivatives’ notionals had the following NAIC ratings: $450 million in NAIC 1 and $251 million in NAIC 5. As of December 31, 2014 these credit derivatives’ notionals had a designation of NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 4 years, while the credit protection on the index references have maturities of less than 42 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2015 and 2014, the Company had $542 million and $583 million of outstanding notional amounts reported at fair value as a liability of $8 million and $18 million, respectively.

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value at the reporting date. To reduce credit exposures, the Company seeks to: (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company also enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s NPR in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread, a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. As of December 31, 2015, there were no net liability derivative positions with counterparties with credit-risk-related contingent features. As such, the Company has not posted any collateral related to these positions and the Company would not be required to post any additional collateral to the counterparties if the credit-risk-related contingent features underlying these agreements had been triggered as of December 31, 2015.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2015, 2014 and 2013 was $79 million, $64 million and $68 million, respectively.

The following table presents, at December 31, 2015, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income
	(in millions)
2016	$90	$0
2017	84	0
2018	63	0
2019	48	0
2020	35	0
2021 and thereafter	114	0
Total	$434	$0

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2015.

Commercial Mortgage Loan Commitments

	As of December 31,
	2015	2014
	(in millions)
Total outstanding mortgage loan commitments	$1,356	$1,198

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2015	2014
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts(1)	$3,439	$4,164
Expected to be funded from separate accounts	$92	$28
__________

(1)
Includes a remaining commitment of $152 million and $194 million at December 31, 2015 and 2014, respectively, related to the Company’s agreement to co-invest with the Fosun Group (“Fosun”) in a private equity fund, managed by Fosun, for the Chinese marketplace.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2015	2014
	(in millions)
Guaranteed value of third parties’ assets	$72,552	$74,667
Fair value of collateral supporting these assets	$73,601	$76,672
Asset associated with guarantee, carried at fair value	$7	$6

Certain contracts underwritten in the Company's retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	As of December 31,
	2015	2014
	(in millions)
Other guarantees where amount can be determined	$317	$323
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $317 million and $323 million as of December 31, 2015 and 2014, respectively, of yield maintenance guarantees related to certain investments the Company has sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2015	2014
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$78	$90
Premium tax offsets currently available for paid assessments	6	6
Total	$84	$96
Other liabilities:
Insolvency assessments	$35	$35
Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “––Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities, Individual Life and Group Insurance

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answer.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company

In October 2012, the State of West Virginia commenced a second action making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answer.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, Plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the Court lifted the stay, and in September 2014, Plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the Court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ Amended Complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, the Company filed its answer to the First Amended Complaint. In February 2016, Plaintiffs’ motion for class certification was filed.

Lederman v. PFI

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds, Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds, Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds, Morelli & Brown to commit fraud,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter. In July 2014, the Court granted the Company’s summary judgment motion dismissing with prejudice the complaint of one of the two remaining plaintiffs asserting claims against the Company. In August 2014, an appeal was filed from the Court’s summary judgment decision. In January 2015, the New Jersey Appellate Division dismissed the appeal without prejudice. In March 2015, the court granted the Company summary judgment and dismissed with prejudice the complaint of the remaining plaintiff with claims against the Company. In October 2015, the Company settled with one of the two plaintiffs remaining with claims against the Company. In November 2015, the remaining plaintiff filed an appeal with the New Jersey Superior Court - Appellate Division.

Other Matters
Securities Lending Matter

In February 2016, the Company self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company that limited the availability of loanable securities for certain separate account investments. The Company has removed the restriction and intends to implement a remediation plan for the benefit of customers. The Company intends to fully cooperate with regulators in this matter.
Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (1) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (2) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC's internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint.

Rosen, et al. v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, On behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (1) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (2) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less that PRIAC’s internal rate of return.

Bouder v. PFI

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification. In February 2015, the federal District Court for New Jersey granted in part, and denied in part, plaintiffs’ renewed class certification motion. It certified for class treatment plaintiffs’ wage payment claims which include allegations that the Company made improper deductions from the wages of its former common law agents in California, New York, and Pennsylvania, and its financial services associates in California and New York. The Court denied plaintiffs’ attempt to certify a class based on the Company’s alleged failure to pay overtime to its former common law agents and its financial services associates in California, Illinois, New York and Pennsylvania. In March 2015, the Company filed a motion requesting that the Court reconsider its decision to partially grant plaintiffs’ renewed class certification motion with regard to its former common law agents.

Residential Mortgage-Backed Securities (“RMBS”) Litigation

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in RMBS, all of which have settled. Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints asserted claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints sought unspecified damages. Four actions settled in 2015 and 2016 were filed in New Jersey state court, and were captioned:

PICA, et al. v. Morgan Stanley, et al.—The defendants filed a motion to dismiss the complaint against them, which was denied. In January 2016, this lawsuit was settled.

PICA, et al. v. Nomura Securities International, Inc., et al.—The defendants removed the lawsuit from the New Jersey state court to the United States District Court for the District of New Jersey. The defendants filed a motion to dismiss the complaint against them, which was denied. In August 2015, this lawsuit was settled.

PICA, et al. v. RBS Financial Products, Inc., et al.—The defendants removed the lawsuit from the New Jersey state court to the United States District Court for the District of New Jersey. The Company filed a motion to remand the lawsuit to the New Jersey state court and the motion was subsequently approved. The defendants filed a motion to dismiss the complaint against them and in January 2015, the RBS motion was denied except as to certain non-New Jersey domiciled plaintiffs whose claims were found to be untimely. In June 2015, this lawsuit was settled.

PICA, et al. v. Countrywide Financial Corp., et al.—The defendants removed the lawsuit from the New Jersey state court to the United States District Court for the District of New Jersey. The defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. The defendants filed a motion to dismiss the complaint against them. In March 2014, the motion was granted in part by the federal court in California, dismissing the federal securities, successor-liability, fraudulent transfer, and New Jersey RICO claims, and the court, sua sponte, remanded the remaining claims to New Jersey state court for further consideration. In April 2014, the Company filed an appeal with the United States Court of Appeals for the Ninth Circuit, challenging the court’s March 2014 order granting, in part, Countrywide’s motion to dismiss. In June 2014, Countrywide filed a motion to dismiss the remaining claims pending against it in New Jersey state court. In January 2015, the Countrywide motion was denied except as to certain non-New Jersey domiciled plaintiffs whose claims were found to be untimely. In April 2015, this lawsuit was settled.

Additionally, one action settled in 2015 was filed in the United States District Court for the District of New Jersey, and was captioned:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

PICA v. Bank of America National Association and Merrill Lynch & Co., Inc., et al.—The defendants filed a motion to dismiss the complaint against them. In April 2014, Bank of America/Merrill Lynch’s motion to dismiss was granted in part and denied in part, with the court upholding the common law claim on the theory of underwriting abandonment, the equitable fraud claim, and the 1933 Securities Act claims (except as to one offering). The court dismissed with prejudice the negligent representation claim; dismissed without prejudice the New Jersey Civil RICO claim, aiding and abetting claim, and certain aspects of the common law fraud claim; and permitted the Company 45 days to file an amended complaint. In June 2014, the Company filed an amended complaint against Bank of America/Merrill Lynch in New Jersey federal court and filed a second complaint against the same defendants in July 2014. In July 2014, Bank of America/Merrill Lynch filed motions to dismiss. In February 2015, the court granted Bank of America/Merrill Lynch’s motions in part, sustaining the Company’s common law claim on the theory of underwriting abandonment, the 1933 Securities Act claims, and the equitable fraud claim. The court dismissed with prejudice certain aspects of the common law fraud claim, as well as the aiding and abetting, New Jersey Civil RICO, and negligent misrepresentation claims. The court dismissed the common law fraud claim with respect to securities where Bank of America/Merrill Lynch was the only underwriter, but granted the Company 45 days to file an amended complaint on that claim. In April 2015, this lawsuit was settled.

RMBS Trustee

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon—In March 2015, defendants filed a motion to dismiss the amended complaint.

PICA et al. v. Citibank N.A.—In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the Court issued a decision involving Citibank's motion to dismiss: (1) with respect to the Pooling and Servicing Agreement (“PSA”) trusts, granting the motion and declining to exercise supplemental jurisdiction; (2) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (3) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint.

PICA et al. v. Deutsche Bank, et al.—In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the Court issued a decision involving Deutsche Bank’s motion to dismiss: (1) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (2) with respect to the Indenture trusts, granting leave for Plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court.

PICA et al. v. HSBC, et al.—In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the Court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint.

PICA et al. v. U.S. Bank National Association—In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the Court granted defendants’ motion to dismiss: (1) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (2) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the Court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (1) upholding the breach of contract and Trust Indenture Act claims; and (2) dismissing the breach of fiduciary duty and extra-contractual claims.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

PICA et al. v. Wells Fargo Bank, et al.—In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the Court issued a decision involving Wells Fargo’s motion to dismiss: (1) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (2) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

 Independent Auditor's Report
To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) which comprise the consolidated statements of financial position as of December 31, 2015 and December 31, 2014 and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 20 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

March 25, 2016
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (Note 6)

(a)  With fixed death benefit for use in New Jersey and domicile approval states.
(b)  With variable death benefit for use in New Jersey and domicile approval states.
(c)  With fixed death benefit for use in non-domicile approval states.
(d)  With variable death benefit for use in non-domicile approval states.

(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 6)
(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 6)
(iv)	Rider for Insured's Accidental Death Benefit. (Note 6)
(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)
(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
(vii)	Rider for Interim Term Insurance Benefit. (Note 6)
(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions. (Note 6)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions or Attained Age Change. (Note 6)
(xiii)	Endorsement defining Insured Spouse. (Note 6)
(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 6)
(xv)	Rider modifying Waiver of Premium Benefit. (Note 6)
(xvi)	Rider to terminate a Supplementary Benefit. (Note 6)
(xvii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 6)
(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 6)
(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 6)
(xx)	Rider to provide for exclusion for War Risk. (Note 6)
(xxi)	Rider to provide for Reduced Paid-up Insurance. (Note 6)
(xxii)	Rider providing for Option to Exchange Policy. (Note 6)
(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 6)
(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 6)
(xxv)	Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 6)
(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 6)
(xxvii)	Home Office Endorsement. (Note 6)
(xxviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 6)
(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 6)
(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 6)
(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 6)
(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 6) (b) for use in all approved jurisdictions except Florida and New York. (Note 6) (c) for use in New York. (Note 6)
(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxv)	Rider for Level Term Insurance Benefit on Life of Insured Premium Increases Annually. (Note 6)
(xxxvi)	Rider for Term Insurance Benefit on Life of Insured Decreasing Amount. (Note 6)
(xxxvii)	Rider for a Level Premium Option. (Note 6)
(xxxviii)	Payment of Unscheduled Premium Benefit (Note 6)
(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 6)
(xl)	Endorsement altering the Assignment provision. (Note 6)
(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xliii)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually (Note 6)
(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlvi)	Endorsement for altering List of Investment Options. (Note 6)

(e)	Application:
(i)	Application Form. (Note 5)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 5)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	Reinsurance Contracts.
(i)	Agreement between Prudential and Pruco Life. (Note 3)
(ii)	Agreement between Prudential and Pruco Life of New Jersey. (Note 3)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 4)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)
Powers of Attorney: R. Axel, T. Baltimore, Jr., G. Bethune, G. Casellas, J. Cullen, R. Falzon, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, Peter R. Lighte, George Paz, S. Pianalto, C. Poon, D. Scovanner, J. Strangfeld, Jr., Michael A. Todman (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 9)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 10, 2014 on behalf of The Prudential Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE, JR. – Director.  Chair, Investment Committee; Member, Executive Committee; Member, Finance Committee; Member, Risk Committee. Mr. Baltimore is President, Chief Executive Officer and Trustee, RLJ Lodging Trust, and a director of Duke Realty Corporation and RLJ Lodging Trust.

GORDON M. BETHUNE – Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation, and is a managing director of g-b1 Partners.

GILBERT F. CASELLAS – Director.  Member, Audit Committee; Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee.  Mr. Casellas is also a Chairman of OMNITRU.

JAMES G. CULLEN – Director.  Member, Finance Committee; Member, Investment Committee.  Mr. Cullen is also a director of Agilent Technologies, Inc., Avinger, Inc.,  Keysight Technologies, Inc., and NeuStar, Inc.

MARK B. GRIER – Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

CONSTANCE J. HORNER – Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee.  Ms. Horner is the former Assistant to the President of the United States and is a director of Ingersoll-Rand Company plc and Pfizer, Inc.

MARTINA. HUND-MEJEAN – Director. Member, Audit Committee.  Ms. Hund-Mejean is also the Chief Financial Officer of MasterCard Worldwide.  KARL J. KRAPEK – Director.  Chair, Executive Committee; Chair, Compensation Committee; Chair, Risk Committee.  Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and is  a director of Northrop Grumman Corporation.

PETER R. LIGHTE – Director. Member, Corporate Governance and Business Ethics Committee; Member, Investment Committee.  Mr. Lighte is the former Vice Chairman of J.P. Morgan Corporate Bank and Founding Chairman of J.P. Morgan Chase Bank China.

GEORGE PAZ – Director. Member, Audit Committee.  Mr. Paz is Chairman and Chief Executive Officer of Express Scripts Holding Company and a director of Honeywell International Co.

SANDRA PIANALTO – Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee.  Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland and is a director of Eaton Corporation plc and The J.M. Smucker Company. .

CHRISTINE A. POON – Director. Chair, Finance Committee; Member, Executive Committee; Member, Investment Committee; Member, Risk Committee.  Ms. Poon is  a professor at the Fisher College of Business, The Ohio State University and a  director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS SCOVANNER – Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

JOHN R. STRANGFELD, JR. – Director. Member, Executive Committee. Chairman, Chief Executive Officer, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.

MICHAEL A. TODMAN – Director.  Member, Compensation Committee; Member, Finance Committee.  Mr. Todman is the former Vice Chairman of the Whirlpool Corporation and is the director of the Brown-Forman Corporation and Newell Rubbermaid, Inc.

PRINCIPAL OFFICERS

ROBERT D. AXEL – Senior Vice President, Principal Accounting Officer and Controller

ROBERT M. FALZON – Executive Vice President and Chief Financial Officer

MARGARET M. FORAN – Chief Governance Officer, Senior Vice President and Corporate Secretary

LORI D. FOUCHÉ – Senior Vice President

MARK B. GRIER – Vice Chairman

TIMOTHY P. HARRIS – Executive Vice President and General Counsel

BARBARA G. KOSTER – Senior Vice President and Chief Information Officer

RICHARD F. LAMBERT – Senior Vice President and Chief Actuary

CHARLES F. LOWREY – Executive Vice President and Chief Operating Officer, International Businesses

STEPHEN PELLETIER – Executive Vice President and Chief Operating Officer, U.S. Businesses

NICHOLAS C. SILITCH – Senior Vice President and Chief Risk Officer

SCOTT G. SLEYSTER – Senior Vice President and Chief Investment Officer

JOHN R. STRANGFELD – Chairman, Chief Executive Officer and President

KENNETH Y. TANJI – Senior Vice President and Treasurer

SHARON C. TAYLOR – Senior Vice President, Human Resources

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Pruco Securities's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Pruco Securities”)

Name and Principal Business Address --------------------------------------------------	Position and Office with Pruco Securities ---------------------------------------------
Kent D. Sluyter (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Caroline A, Feeney (Note1)	Manager
Lori D. Fouché (Note 2)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President, Manager
Stuart S. Parker (Note 7)	Manager
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
David S. Campen (Note 1)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Robert A. Szuhany (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Mina C. Bailey (Note 2)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
Michael J. Korinko (Note 1)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Adam Scaramella (Note 1)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Joseph P. Tasso (Note 5)	Vice President
John F. Keenan (Note 6)	Vice President
Peter C. Gayle (Note 5)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103 (Note 7) 655 Broad Street, Newark, NJ 07102 (Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives.  Pruco Securities retained compensation of $2,464,259 in 2015, $2,359,868 in 2014, and $2,192,800 in 2013.  Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $97,551,382, which represents Pruco Securities's total 2015 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$49,285,188	$-0-	$48,266,194	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 11th day of April, 2016.

(Seal)
The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Sun-Jin Moon Sun-Jin Moon Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 11th day of April, 2016.

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ * Robert D. Axel Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Robert M. Falzon Executive Vice President and Chief Financial Officer
/s/ * Thomas J. Baltimore, Jr. Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director /s/ * Mark B. Grier Director
/s/ * Constance J. Horner Director
/s/ * Martina T. Hund-Mejean Director

/s/ * Karl J. Krapek Director /s/ * Peter R. Lighte Director /s/ * George Paz Director /s/ * Sandra Pianalto Director /s/ * Christine A. Poon Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Douglas Scovanner Director /s/ * Michael A. Todman Director

EXHIBIT INDEX

Item 26.

(k) Legal Opinion and Consent:		Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(ii)
Powers of Attorney:  R. Axel, T. Baltimore, Jr., G. Bethune, G. Casellas, J. Cullen, R. Falzon, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, Peter R. Lighte, George Paz, S. Pianalto, C. Poon, D. Scovanner,
J. Strangfeld, Jr., Michael A. Todman